AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 17, 2015
-------------------------------------------------------------------------------

                              FILE NOS. 333-100934

                                   811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 13

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 37

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                            878 Veteran's Memorial Highway
                                   Suite 400
                           Hauppauge, New York 11788
                                  631-357-8920
        (Address and Telephone Number of Depositor's Principal Offices)

                                 CT Corporation
                            208 South LaSalle Street
                                   Suite 814
                               Chicago, IL 60604
                                 (312) 345-4320

           (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

                             SONYA EKART, ESQUIRE
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              2920 SOUTH 84TH STREET,
                                   SUITE 1B3
                               LINCOLN, NE 68506

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 2015, pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

           CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS


          Flexible Premium Variable Universal Life Insurance Policies


                                   Issued by:
                  Allstate Life Insurance Company of New York


                              In connection with:
           Allstate Life of New York Variable Life Separate Account A


                                Street Address:
                              2940 S. 84th Street
                             Lincoln, NE 68506-4142


                                Mailing Address:
                                P.O. Box 660191
                             Dallas, TX 75266-0191


                        Telephone Number: 1-800-268-5619
                           Fax Number: 1-866-628-1006


This Prospectus describes information you should know before you purchase the Consultant Accumulator Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy.

EFFECTIVE DECEMBER 31, 2008, THIS PRODUCT IS NO LONGER BEING OFFERED FOR SALE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is May 1, 2015.

                                 1  PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------





                                                               PAGE
SUMMARY
     Description of the Policy and Policy Benefits               4
     Risks of the Policy                                         6
     The Portfolios And Associated Risks                         7
FEE TABLES
     Transaction Fees                                            8
     Periodic Charges Other Than Portfolio Operating
     Expenses                                                    9
     Optional Benefit Charges                                   10
     Portfolio Annual Expenses (as a percentage of Portfolio
     average daily net assets)                                  11
     Portfolio Total Annual Operating Expenses                  11
PURCHASE OF POLICY AND PREMIUMS
     Application for a Policy                                   12
     Premium Payments                                           12
     Premium Limits                                             12
     Safety Net Premium                                         12
     Modified Endowment Contracts                               13
     Allocation of Premiums                                     13
POLICY VALUE
     General                                                    13
     Accumulation Units                                         14
     Accumulation Unit Value                                    14
     Written Requests and Forms in Good Order                   14
     Postponement of Payments                                   14
TRANSFERS
     General                                                    15
     Transfers Authorized by Telephone                          15
     Dollar Cost Averaging                                      15
     Portfolio Rebalancing                                      16
     Market Timing & Excessive Trading                          16
     Trading Limitations                                        17
     Agreements to Share Information with Funds                 17
     Short Term Trading Fees                                    17
INVESTMENT AND FIXED ACCOUNT OPTIONS
     The Sub-Accounts and the Portfolios                        18
     Voting Rights                                              21
     Additions, Deletions and Substitutions of Securities       22
     The Fixed Account                                          22
     SelectBalance/SM/ Asset Allocation Program                 23
DEATH BENEFITS AND OPTIONAL INSURANCE
BENEFITS
     Death Benefits                                             24
     Death Benefit Options                                      24
     Change to Death Benefit Option                             24


                                                               PAGE
     Change to Face Amount                                      25
     Optional Insurance Benefits                                25
POLICY LOANS
     General                                                    27
     Loan Interest                                              27
     Loan Repayment                                             27
     Pre-Existing Loan                                          27
     Effect on Policy Value                                     27
SURRENDERS AND WITHDRAWALS
     Surrenders                                                 28
     Partial Withdrawal                                         28
SETTLEMENT OPTIONS                                              29
MATURITY                                                        29
LAPSE AND REINSTATEMENT
     Lapse and Grace Period                                     29
     Reinstatement                                              30
CANCELLATION AND CONVERSION RIGHTS
     Free-Look Period                                           30
     Conversion                                                 30
CHARGES AND DEDUCTIONS
     Premium Expense Charge                                     30
     Monthly Deduction                                          30
     Policy Fee                                                 30
     Administrative Expense Charge                              30
     Mortality and Expense Risk Charge                          31
     Cost of Insurance Charge                                   31
     Rider Charges                                              32
     Separate Account Income Taxes                              32
     Portfolio Charges                                          32
     Surrender Charge                                           32
     Transfer Fee                                               33
GENERAL POLICY PROVISIONS
     Beneficiaries                                              33
     Assignment                                                 34
     Dividends                                                  34
ABOUT US
     Allstate Life Insurance Company of New York                34
     The Separate Account                                       34
FEDERAL TAXES
     Introduction                                               34
     Taxation of the Company and the Separate Account           34
     Taxation of Policy Benefits                                35
     Employer Owned Life Insurance (a.k.a. "COLI")              35
     Modified Endowment Contracts                               36

                                2   PROSPECTUS

                                     PAGE
     Income Tax Withholding           36
     Diversification Requirements     37
     Ownership Treatment              37
DISTRIBUTION                          37
LEGAL PROCEEDINGS                     38
LEGAL MATTERS                         38
FINANCIAL STATEMENTS                  38
GLOSSARY OF SPECIAL TERMS             39

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 39 of this prospectus.


                                 3   PROSPECTUS

SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums. You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 12 and "Federal Taxes" beginning on page 34.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 36.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 12.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 29.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 30. For additional discussion of your Policy Value, please see "Policy Value" on page 13.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty
(20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 6 and "Transfers - Trading Limitations" on page 17.

6. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
30. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 13.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your


                                 4   PROSPECTUS
initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 13. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 15.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 27 and "Death Benefits and Optional Insurance Benefits" on page 24.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 25. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 34.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first nine Policy Years and the first nine years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 32.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 28.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 6 and "Federal Taxes - Taxation of Policy Benefits" on page 35.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 27.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of


                                 5   PROSPECTUS
your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 30.


RISKS OF THE POLICY
1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose. Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy. For more detail, please see "The Portfolios and Associated Risks" on page 7 and "Investment and Fixed Account Options" on page 18. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 29. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 34.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 34.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 28. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 34.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 16 and "Transfers - Trading Limitations" on page 17.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions-Surrender Charge" on page 32. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy


                                 6   PROSPECTUS

Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 34.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes - Modified Endowment Contracts" on page 36.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 34.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.


THE PORTFOLIOS AND ASSOCIATED RISKS
1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 18.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                 7   PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------
THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES


                      CHARGE                                 WHEN CHARGE IS DEDUCTED
------------------------------------------------- ---------------------------------------------
Premium Expense Charge                            When you pay a Premium.
Surrender Charge (per $1000 of Face Amount)       When you surrender your Policy during the
     (1)                                          first 9 Policy Years.
  MINIMUM AND MAXIMUM INITIAL SURRENDER
  CHARGE:
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  Second and each subsequent transfer in each
                                                  calendar month.
Partial Withdrawal Service Fee                    When you make a withdrawal.
Loan Interest (3)(4)                              When you have a Policy loan.



                      CHARGE                                      AMOUNT DEDUCTED
------------------------------------------------- ----------------------------------------------
Premium Expense Charge                            5.25% of the Premium amount.
Surrender Charge (per $1000 of Face Amount)
     (1)
  MINIMUM AND MAXIMUM INITIAL SURRENDER           Minimum: $3.32 per $1000.Maximum: $46.51
  CHARGE:                                         per $1000
  INITIAL SURRENDER CHARGE FOR 45 YEAR-OLD MALE   $19.31 per $1000.
  NON-SMOKER, $120,000 FACE AMOUNT
Transfer Fee (2)                                  $10.00 maximum; $0 current
Partial Withdrawal Service Fee                    $10.00 per withdrawal
Loan Interest (3)(4)                              Interest Rate on Preferred Loans 4%Interest
                                                  Rate on Standard Loans 5%

(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases.

  The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)   Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 27.

(4) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                 8  PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                CHARGE                    WHEN CHARGE IS DEDUCTED
-------------------------------------- -----------------------------
MINIMUM AND MAXIMUM COI
 CHARGE (1):
MINIMUM & MAXIMUM COI CHARGE
 FOR A 45-YEAR OLD MALE
 NON-SMOKER, $120,000 FACE
 AMOUNT
Administrative Expense Charge          Monthly during the first 10
 (per $1000 Initial Face Amount)       Policy years
   (2)
Administrative Expense Charge for      Monthly during the first 10
 a 45-year old Male Non-Smoker,        Policy years
 $120,000 Face Amount
Policy Fee                             Monthly
Mortality and Expense Risk Charge      Monthly
 (as a percentage of total monthly
 Sub-Account Value) (3)



                CHARGE                                               AMOUNT DEDUCTED
-------------------------------------- ----------------------------------------------------------------------------
MINIMUM AND MAXIMUM COI                GUARANTEED:                           CURRENT:
 CHARGE (1):                           Minimum: $0.06 per $1000.             Minimum: $0.02 per $1000.
                                       Maximum: $83.33 per $1000.            Maximum: $31.99 per $1000
MINIMUM & MAXIMUM COI CHARGE           GUARANTEED:                           CURRENT:
 FOR A 45-YEAR OLD MALE                Minimum: $0.29 per $1000.             Minimum: $0.23 per $1000.
 NON-SMOKER, $120,000 FACE             Maximum: $83.33 per $1000.            Maximum: $20.96 per $1000.
 AMOUNT
Administrative Expense Charge          Minimum Annual Rate: $0.25 per        Maximum Annual Rate: $2.50 per
 (per $1000 Initial Face Amount)       $  1000                               $ 1000
   (2)
Administrative Expense Charge for      Annual rate of : $0.96 per $1,000
 a 45-year old Male Non-Smoker,
 $120,000 Face Amount
Policy Fee                             Guaranteed: $10.00
Mortality and Expense Risk Charge      Annual Rate for Policy Years          Annual Rate for Policy Years 11+:
 (as a percentage of total monthly     1-10: 0.55%.                            0.15%
 Sub-Account Value) (3)

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 30.

  The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is $0.21. The minimum monthly rate is $0.02.

(3) The monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter.

  We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.


                                 9  PROSPECTUS

                            OPTIONAL BENEFIT CHARGES


Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 25 below:


                 OPTIONAL BENEFIT                  WHEN CHARGE IS DEDUCTED            AMOUNT DEDUCTED
------------------------------------------------- ------------------------- -----------------------------------
CHILDREN'S LEVEL TERM RIDER (per                           Monthly                    $0.50 per unit
 $1,000 unit of coverage
ACCIDENTAL DEATH BENEFIT RIDER                             Monthly
 (per $1,000 of benefit amount) (1)
MINIMUM AND MAXIMUM COI CHARGE:                                              Minimum COI: $0.02917 per $1,000
                                                                             Maximum COI: $0.13083 per $1,000
MINIMUM AND MAXIMUM COI CHARGE FOR A                                         Minimum COI: $0.07000 per $1,000
 45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                  Maximum COI: $0.13083 per $1,000
 AMOUNT:
CONTINUATION OF PREMIUM RIDER                              Monthly
 (per $100 of benefit amount) (2)
MINIMUM AND MAXIMUM COI CHARGE:                                               Minimum COI: $0.23000 per $100
                                                                              Maximum COI: $1.54000 per $100
MINIMUM AND MAXIMUM COI CHARGE FOR A                                           Minimum COI: $0.53 per $100
 45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                    Maximum COI: $0.53 per $100
 AMOUNT:
ADDITIONAL INSURED RIDER (per                              Monthly
 $1,000 of benefit amount) (3)
MINIMUM AND MAXIMUM COI CHARGE:                                                        GUARANTEED:
                                                                             Minimum COI: $0.05750 per $1,000
                                                                            Maximum COI: $83.33333 per $1,000
                                                                                         CURRENT:
                                                                             Minimum COI: $0.01833 per $1,000
                                                                            Maximum COI: $33.67500 per $1,000
MINIMUM AND MAXIMUM COI CHARGE FOR A                                                   GUARANTEED:
 45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                  Minimum COI: $0.05750 per $1,000
 AMOUNT:                                                                    Maximum COI: $83.33333 per $1,000
                                                                                         CURRENT:
                                                                             Minimum COI: $0.23216 per $1,000
                                                                            Maximum COI: $22.06250 per $1,000
PRIMARY INSURED TERM INSURANCE                             Monthly
 BENEFIT RIDER (per $1,000 of benefit
 amount (4)
MINIMUM AND MAXIMUM COI CHARGE:                                                        GUARANTEED:
                                                                             Minimum COI: $0.05750 per $1,000
                                                                            Maximum COI: $83.33333 per $1,000
                                                                                         CURRENT:
                                                                             Minimum COI: $0.01900 per $1,000
                                                                            Maximum COI: $25.25583 per $1,000
MINIMUM AND MAXIMUM COI CHARGE FOR A                                                   GUARANTEED:
 45-YEAR OLD MALE NON-SMOKER, $120,000 FACE                                  Minimum COI: $0.05750 per $1,000
 AMOUNT:                                                                    Maximum COI: $83.33333 per $1,000
                                                                                         CURRENT:
                                                                             Minimum COI: $0.06167 per $1,000
                                                                            Maximum COI: $17.03083 per $1,000
ACCELERATED DEATH BENEFIT RIDER                              N/A                           N/A
      (5)
OVERLOAN PROTECTION RIDER (6)                                N/A                           N/A

                                10  PROSPECTUS

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.

(6) The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.


PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. ADVISERS AND/OR OTHER SERVICE PROVIDERS OF CERTAIN PORTFOLIOS MAY HAVE AGREED TO WAIVE THEIR FEES AND/OR REIMBURSE PORTFOLIO EXPENSES IN ORDER TO KEEP THE PORTFOLIOS' EXPENSES BELOW SPECIFIED LIMITS. THE RANGE OF EXPENSES SHOWN IN THIS TABLE DOES NOT SHOW THE EFFECT OF ANY SUCH FEE WAIVER OR EXPENSE REIMBURSEMENT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES APPEARS IN THE PROSPECTUS FOR EACH PORTFOLIO.


PORTFOLIO TOTAL ANNUAL OPERATING EXPENSES


                                                                                         MINIMUM         MAXIMUM
Total Annual Portfolio Operating Expenses(1) (expenses that are deducted from
Portfolio assets, which may include management fees, distribution and/or services
(12b-1) fees, and other expenses)                                                       0.10%          4.33%

(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2014.

                                 11  PROSPECTUS

PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------

APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date,
(ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.

PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 34. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid. Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.

PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page 36 below for more information.

SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a


                                12   PROSPECTUS

Monthly Deduction when it is due. For additional discussion of lapse, please see "Lapse and Reinstatement" on page 29. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 29.

MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.

ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 30.

POLICY VALUE
--------------------------------------------------------------------------------

GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.


                                13   PROSPECTUS

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.

ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


                                14   PROSPECTUS

TRANSFERS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 33, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 13. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
(i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 15 for a discussion of these restrictions.


                                15   PROSPECTUS

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one
(21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.

MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the


                                16   PROSPECTUS

Sub-Account may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

o we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

o we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

o the total dollar amount being transferred, both in the aggregate and in the transfer request;

o the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

o whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (E.G., International, High Yield, and Small Cap Sub-Accounts);

o whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

o    the investment objectives and/or size of the Sub-Account's underlying
     Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (E.G., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

AGREEMENTS TO SHARE INFORMATION WITH FUNDS.
Under the Investment Company Act of 1940, Allstate Life Insurance Company of New York ("Allstate New York") has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York's trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.

SHORT TERM TRADING FEES. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.


                                17   PROSPECTUS

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current

Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a
                                                 --------------------
Prospectus for a Portfolio, contact us and we will send you a copy.
-------------------------------------------------------------------



 Sub-Accounts                                        Investment Objective
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. American Franchise Fund - Series I    To seek capital growth
 Invesco V.I. Core Equity Fund - Series I           Long-term growth of capital
 Invesco V.I. Government Securities Fund - Series   Total return comprised of current income and capital
  I                                                 appreciation
 Invesco V.I. Growth and Income Fund - Series I     To seek long-term growth of capital and income
 Invesco V.I. High Yield Fund - Series I            Total return comprised of current income and capital
                                                    appreciation
 Invesco V.I. Mid Cap Core Equity Fund - Series     Long-term growth of capital
  I
 Invesco V.I. Mid Cap Growth Fund - Series II       To seek capital growth
 Invesco V.I. Value Opportunities Fund - Series I   Long-term growth of capital
 THE ALGER PORTFOLIOS
 Alger Capital Appreciation Portfolio - Class I-2   Long-term capital appreciation
 Alger Large Cap Growth Portfolio - Class I-2       Long-term capital appreciation
 Alger Mid Cap Growth Portfolio - Class I-2         Long-term capital appreciation
 DEUTSCHE VARIABLE SERIES II
 Deutsche Global Income Builder VIP - Class A       To maximize income while maintaining prospects for
                                                    capital appreciation



 Sub-Accounts                                        Investment Adviser
 AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 Invesco V.I. American Franchise Fund - Series I
 Invesco V.I. Core Equity Fund - Series I
 Invesco V.I. Government Securities Fund - Series
  I
 Invesco V.I. Growth and Income Fund - Series I
                                                    INVESCO ADVISERS, INC.
 Invesco V.I. High Yield Fund - Series I
 Invesco V.I. Mid Cap Core Equity Fund - Series
  I
 Invesco V.I. Mid Cap Growth Fund - Series II
 Invesco V.I. Value Opportunities Fund - Series I
 THE ALGER PORTFOLIOS
 Alger Capital Appreciation Portfolio - Class I-2
                                                    FRED ALGER MANAGEMENT,
 Alger Large Cap Growth Portfolio - Class I-2
                                                    INC.
 Alger Mid Cap Growth Portfolio - Class I-2
 DEUTSCHE VARIABLE SERIES II
 Deutsche Global Income Builder VIP - Class A       DEUTSCHE INVESTMENT
                                                    MANAGEMENT AMERICAS INC.

                                18  PROSPECTUS

 Sub-Accounts                                            Investment Objective
 DEUTSCHE INVESTMENTS VIT FUNDS
 Deutsche Equity 500 Index VIP - Class A                To replicate as closely as possible before deduction of
                                                        expenses, performance of the S&P 500 Index which
                                                        emphasizes stocks of large U.S. companies.
 Deutsche Small Cap Index VIP - Class A                 To replicate as closely as possible before deduction of
                                                        expenses, performance of the Russell 2000 Index which
                                                        emphasizes stocks of small U.S. companies.
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset ManagerSM Portfolio - Initial       To obtain high total return with reduced risk over the
  Class                                                 long term by allocating its assets among stocks, bonds,
                                                        and short-term instruments.
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial   Long-term capital appreciation.
  Class
 Fidelity VIP Equity-Income Portfolio - Initial         Reasonable Income. The fund will also consider the
  Class                                                 potential for capital appreciation. The fund's goal is to
                                                        achieve a yield which exceeds the composite yield on the
                                                        securities comprising the S&P 500(Reg. TM) Index.
 Fidelity VIP Growth Portfolio - Initial Class          To achieve capital appreciation.
 Fidelity VIP Index 500 Portfolio - Initial Class       Investment results that correspond to the total return of
                                                        common stocks publicly traded in the United States, as
                                                        represented by the S&P 500(Reg. TM) Index.
 Fidelity VIP Investment Grade Bond Portfolio -         As high a level of current income as is consistent with
  Initial Class                                         the preservation of capital.
 Fidelity VIP Money Market Portfolio - Initial          As high a level of current income as is consistent with
  Class                                                 preservation of capital and liquidity.
 Fidelity VIP Overseas Portfolio - Initial Class        Long-term growth of capital.
 ALPS VARIABLE INVESTMENT TRUST (1)
 Ibbotson Aggressive Growth ETF Asset                   Capital appreciation
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation                 Capital appreciation and some current income
  Portfolio Class I
 Ibbotson Conservative ETF Asset Allocation             Current income and preservation of capital
  Portfolio Class I
 Ibbotson Growth ETF Asset Allocation Portfolio         Capital appreciation
  Class I
 Ibbotson Income and Growth ETF Asset                   Current income and capital appreciation
  Allocation Portfolio Class I
 JANUS ASPEN SERIES
 Janus Aspen Perkins Mid Cap Value Portfolio -          Capital appreciation
  Service Shares
 Janus Aspen Series Balanced Portfolio - Service        Long-term capital growth, consistent with preservation
  Shares                                                of capital and balanced by current income
 Janus Aspen Series Forty Portfolio - Institutional     Long-term growth of capital
  Shares
 Janus Aspen Series Global Research Portfolio -         Long-term growth of capital.
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service        Long-term growth of capital
  Shares



 Sub-Accounts                                            Investment Adviser
 DEUTSCHE INVESTMENTS VIT FUNDS
 Deutsche Equity 500 Index VIP - Class A
                                                        DEUTSCHE INVESTMENT
                                                        MANAGEMENT AMERICAS INC.
 Deutsche Small Cap Index VIP - Class A
 FIDELITY(Reg. TM) VARIABLE INSURANCE PRODUCTS
 Fidelity VIP Asset ManagerSM Portfolio - Initial
  Class
 Fidelity VIP Contrafund(Reg. TM) Portfolio - Initial
  Class
 Fidelity VIP Equity-Income Portfolio - Initial
  Class
                                                        FIDELITY MANAGEMENT &
 Fidelity VIP Growth Portfolio - Initial Class
                                                        RESEARCH COMPANY (FMR)
 Fidelity VIP Index 500 Portfolio - Initial Class
 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
 Fidelity VIP Money Market Portfolio - Initial
  Class
 Fidelity VIP Overseas Portfolio - Initial Class
 ALPS VARIABLE INVESTMENT TRUST (1)
 Ibbotson Aggressive Growth ETF Asset
  Allocation Portfolio Class I
 Ibbotson Balanced ETF Asset Allocation
  Portfolio Class I
                                                        ALPS ADVISORS, INC. (ADVISER)
 Ibbotson Conservative ETF Asset Allocation
                                                        / IBBOTSON ASSOCIATES, INC.
  Portfolio Class I
                                                        (SUB-ADVISER)
 Ibbotson Growth ETF Asset Allocation Portfolio
  Class I
 Ibbotson Income and Growth ETF Asset
  Allocation Portfolio Class I
 JANUS ASPEN SERIES
 Janus Aspen Perkins Mid Cap Value Portfolio -
  Service Shares
 Janus Aspen Series Balanced Portfolio - Service
  Shares
 Janus Aspen Series Forty Portfolio - Institutional     JANUS CAPITAL MANAGEMENT
  Shares                                                LLC
 Janus Aspen Series Global Research Portfolio -
  Service Shares
 Janus Aspen Series Overseas Portfolio - Service
  Shares

                                19  PROSPECTUS

 Sub-Accounts                                                                         Investment Objective
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity                                           Long-term capital appreciation
  Portfolio
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Large Cap Value Portfolio                                      Long-term growth of capital with current
                                                                                     income as a
                                           (2)                                       secondary objective
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Western Asset Variable Global High Yield Bond                                       Maximize total return
  Portfolio
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) Investors Trust Series - Initial Class                                 Seeks capital appreciation
 MFS(Reg. TM) New Discovery Series - Initial Class                                   Seeks capital appreciation
 MFS(Reg. TM) Total Return Series - Initial Class                                    Seeks total return
 MFS(Reg. TM) Utilities Series - Initial Class                                       Seeks total return
 MFS(Reg. TM) Value Series - Initial Class                                           Seeks capital appreciation
 MFS(Reg. TM) VARIABLE INSURANCE TRUST II
 MFS(Reg. TM) High Yield Portfolio - Initial Class (3)                               Seeks capital appreciation
 MFS(Reg. TM) Massachusetts Investors Growth Stock                                   Seeks capital appreciation
  Portfolio - Initial Class (4)
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Discovery Mid-Cap Growth                                                Capital appreciation.
  Fund/VA
 Oppenheimer Global Fund/VA - Service Shares                                         The fund seeks capital appreciation
 Oppenheimer International Growth Fund/VA                                            The fund seeks capital appreciation
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA                                  The fund seeks capital appreciation
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.                                              Portfolio seeks maximum total return,
                                                                                     consistent with
  Dollar-Hedged) - Administrative Shares                                             preservation of capital and prudent
                                                                                     investment
                                                                                     management.
 PIMCO VIT Money Market Portfolio -                                                  Portfolio seeks maximum current income,
                                                                                     consistent
  Administrative Shares                                                              with preservation of capital and daily
                                                                                     liquidity
 PIMCO VIT Real Return Portfolio -                                                   Portfolio seeks maximum real return,
                                                                                     consistent with
  Administrative Shares                                                              preservation of real capital and prudent
                                                                                     investment
                                                                                     management
 PIMCO VIT Total Return Portfolio -                                                  Portfolio seeks maximum total return,
                                                                                     consistent with
  Administrative Shares                                                              preservation of capital and prudent
                                                                                     investment
                                                                                     management.
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA                                                High current income. Capital growth is a
                                                                                     secondary goal
                                                                                     when consistent with achieving high
                                                                                     current income.
 Putnam VT International Value Fund - Class IA                                       Capital growth. Current income is a
                                                                                     secondary
                                                                                     objective.
 THE RYDEX VARIABLE TRUST
 Guggenheim VT Long Short Equity Fund                                                Long-term capital appreciation.



 Sub-Accounts                                                                         Investment Adviser
 LAZARD RETIREMENT SERIES , INC.
 Lazard Retirement Emerging Markets Equity                                           LAZARD ASSET MANAGEMENT
  Portfolio                                                                          LLC
 LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 ClearBridge Variable Large Cap Value Portfolio                                      LEGG MASON PARTNERS FUND
                                           (2)                                       ADVISOR, LLC
 LEGG MASON PARTNERS VARIABLE INCOME TRUST
 Western Asset Variable Global High Yield Bond                                       LEGG MASON PARTNERS FUND
  Portfolio                                                                          ADVISOR, LLC
 MFS(Reg. TM) VARIABLE INSURANCE TRUST
 MFS(Reg. TM) Investors Trust Series - Initial Class                                 MFS(Reg. TM) INVESTMENT
                                                                                     MANAGEMENT
 MFS(Reg. TM) New Discovery Series - Initial Class
 MFS(Reg. TM) Total Return Series - Initial Class
 MFS(Reg. TM) Utilities Series - Initial Class
 MFS(Reg. TM) Value Series - Initial Class
 MFS(Reg. TM) VARIABLE INSURANCE TRUST II
 MFS(Reg. TM) High Yield Portfolio - Initial Class (3)
                                                                                     MFS(Reg. TM) INVESTMENT
 MFS(Reg. TM) Massachusetts Investors Growth Stock
                                                                                     MANAGEMENT
  Portfolio - Initial Class (4)
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Oppenheimer Discovery Mid-Cap Growth
  Fund/VA
 Oppenheimer Global Fund/VA - Service Shares
                                                                                     OPPENHEIMERFUNDS, INC.
 Oppenheimer International Growth Fund/VA
 Oppenheimer Main Street Small Cap Fund(Reg. TM)/VA
 PIMCO VARIABLE INSURANCE TRUST
 PIMCO VIT Foreign Bond Portfolio (U.S.
  Dollar-Hedged) - Administrative Shares
 PIMCO VIT Money Market Portfolio -
  Administrative Shares
                                                                                     PACIFIC INVESTMENT
 PIMCO VIT Real Return Portfolio -
                                                                                     MANAGEMENT COMPANY LLC
  Administrative Shares
 PIMCO VIT Total Return Portfolio -
  Administrative Shares
 PUTNAM VARIABLE TRUST
 Putnam VT High Yield Fund - Class IA
                                                                                     PUTNAM INVESTMENT
                                                                                     MANAGEMENT, LLC
 Putnam VT International Value Fund - Class IA
 THE RYDEX VARIABLE TRUST
 Guggenheim VT Long Short Equity Fund                                                GUGGENHEIM INVESTMENTS

                                20  PROSPECTUS

  Sub-Accounts                                      Investment Objective
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I     Long-term capital growth. Income is a secondary
                                                  objective.
 T. Rowe Price Equity Income Portfolio - I        A high level of dividend income and long-term capital
                                                  growth primarily through investment in stocks
 VAN ECK VIP TRUST
 Van Eck VIP Emerging Markets Fund - Initial      Long-term capital appreciation by investing primarily in
  Class                                           equity securities in emerging markets around the world
 Van Eck VIP Multi-Manager Alternatives Fund -    Consistent absolute (positive) returns in various market
  Initial Class (5)                               cycles
 Van Eck VIP Global Hard Assets Fund - Initial    Long-term capital appreciation by investing primarily in
  Class                                           hard asset securities. Income is a secondary
                                                  consideration.
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I     Long-term capital appreciation by investing primarily in
                                                  growth-oriented equity securities of large capitalization
                                                  companies.
 Morgan Stanley UIF U.S. Real Estate Portfolio,   Above average current income and long-term capital
  Class I                                         appreciation by investing primarily in equity securities
                                                  of companies in the U.S. real estate industry, including
                                                  real estate investment trusts.



  Sub-Accounts                                      Investment Adviser
 T. ROWE PRICE EQUITY SERIES, INC.
 T. Rowe Price Blue Chip Growth Portfolio - I
                                                  T. ROWE PRICE ASSOCIATES,
                                                  INC.
 T. Rowe Price Equity Income Portfolio - I
 VAN ECK VIP TRUST
 Van Eck VIP Emerging Markets Fund - Initial
  Class
 Van Eck VIP Multi-Manager Alternatives Fund -
                                                  VAN ECK ASSOCIATES
  Initial Class (5)
                                                  CORPORATION
 Van Eck VIP Global Hard Assets Fund - Initial
  Class
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 Morgan Stanley UIF Growth Portfolio, Class I
                                                  MORGAN STANLEY INVESTMENT
 Morgan Stanley UIF U.S. Real Estate Portfolio,
                                                  MANAGEMENT INC. (6)
  Class I

(1) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(2) Effective December 5, 2014, ClearBridge Variable Fundamental All Cap Value Portfolio - Class I was merged into ClearBridge Variable Large Cap Value Portfolio.

(3) Effective August 16, 2013, MFS(Reg. TM) High Income Series - Initial Class was merged into MFS(Reg. TM) High Yield Portfolio - Initial Class.

(4) Effective March 27, 2015, MFS(Reg. TM) Investors Growth Stock Series - Initial Class was merged into MFS(Reg. TM) Massachusetts Investors Growth Stock Portfolio - Initial Class.

(5) Effective June 3, 2015, the Van Eck VIP Multi-Manager Alternatives Fund - Initial Class Fund is no longer available as an investment alternative. Therefore, the corresponding Van Eck VIP Multi-Manager Alternatives - Initial Class Sub-Account that invests in this Portfolio is closed and is no longer offered as of June 3, 2015. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Van Eck VIP Multi-Manager Alternatives - Initial Class Sub-Account as of June 3, 2015 was transferred to the Fidelity VIP Money Market - Initial Class Sub-Account.

(6) In certain instances, Morgan Stanley Investment Management Inc. formerly did business using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES,
      WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.

Some of the Portfolios have been established by investment advisers, which manage retail mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by


                                21   PROSPECTUS
the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES.
If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

o    to operate the Separate Account in any form permitted by law;

o to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

o to transfer assets from one Sub-Account to another, or to our general account;

o    to add, combine, or remove Sub-Accounts in the Separate Account;

o to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in "Charges and Deductions"; and

o to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher


                                22   PROSPECTUS
rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.

SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM. As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account. Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Allstate New York, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.


                                23   PROSPECTUS

DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page
25. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.

DEATH BENEFIT OPTIONS. You may choose one of two Death Benefit Options:

     Option 1: the Death Benefit is the greater of: (a) the Face Amount of the
     ---------
     Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

     Option 2: the Death Benefit is the greater of: (a) the Face Amount plus
     ---------
     the Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage. The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:


            EXAMPLES                        A                  B
--------------------------------      -------------      -------------
Face Amount                           $100,000           $100,000
Death Benefit Option                         1                  1
Insured's Age                               45                 45
Policy Value on Date of Death         $ 48,000           $ 34,000
Applicable Corridor Percentage             215%               215%
Death Benefit                         $103,200           $100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).

CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to


                                24   PROSPECTUS

Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $25,000.

CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 32 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 34.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider and the Overloan Protection Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider.

o    Children's Level Term Rider.

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22nd birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22nd birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

o    Accidental Death Benefit Rider

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70th birthday; or (3) you ask to end the rider.

o    Continuation of Premium Rider.

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

o    Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75th birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

o    Primary Insured Term Rider

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face


                                25   PROSPECTUS

Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

o    Accelerated Death Benefit Rider, Terminal Illness.

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

     (i) 50% of the Death Benefit as of the date the first request is paid; or

     (ii) $250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

     (i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

     (ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

     (iii) pro-rata amount of any outstanding Policy Loan; and

     (iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

o    Overloan Protection

If the rider benefit is elected under this rider, the Policy will not lapse even if Policy loans exceed the Surrender Value. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1)   the Policy has been in force for at least 15 policy years;

2)   the Insured has attained age 75;

3)   the Death Benefit option for the Policy must be Option 1;

4)   the Policy Debt is greater than the Face Amount;

5)   the Policy Debt is more than 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.


                                26   PROSPECTUS

POLICY LOANS
--------------------------------------------------------------------------------

GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.

LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 5.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.

LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.

PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example:


Transferred Policy Value        $190,000
Transferred Policy Loan         $ 40,000
Surrender Value                 $150,000
20% of Policy Value             $ 38,000
Preferred Loan                  $ 38,000
Standard Loan                   $  2,000

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.

EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value


                                27   PROSPECTUS
because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------

SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.

PARTIAL WITHDRAWAL. General. While the Policy is in force after the first
                    --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount. If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences. The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


                                28   PROSPECTUS

SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%. We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

     Option A - Interest. We hold the proceeds, credit interest to them and pay
     --------------------
     out the funds when the person entitled to them requests.

     Option B - Fixed Payments. We pay a selected monthly income until the
     --------------------------
     proceeds, and any interest credits, are exhausted.

     Option C - Life Income Guaranteed Period Certain. We pay the proceeds in a
     -------------------------------------------------
     monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option D - Joint and Survivor. We pay the proceeds in a monthly income to
     ------------------------------
     two payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

     Option E - Period Certain. We pay the proceeds in monthly installments for
     --------------------------
     a specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.

MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.

LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 24. If


                                29   PROSPECTUS
you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.

REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.

CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------

FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.

CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

New York does not currently have a premium tax.

MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1)   the Policy Fee;

2)   the administrative expense charge;

3)   the mortality and expense risk charge;

4)   the cost of insurance charge for your Policy; and

5)   the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.

POLICY FEE. We will never raise the monthly policy fee to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.

ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years. The rate is set at Policy issue. The monthly Administrative Expense Charge rates are individualized depending on the Insured's age at Policy Issue. The


                                30   PROSPECTUS
maximum monthly Administrative Expense Charge is $0.2083 per $1,000 of Face Amount and the maximum annual Administrative Expense Charge is $2.4996 per $1,000 of Face Amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. The Administrative Expense Charge is waived after the Insured's age 100.

MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's Age 100.

COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month. The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 7 of your Policy. Please see the following example.


               EXAMPLE (45-YEAR OLD NON-SMOKING MALE):
----------------------------------------------------------------------
Face Amount                                              $100,000
Death Benefit Option                                            1
Policy Value on the Current Monthly Deduction Day        $ 30,000
Insured's Attained Age                                         45
Corridor Percentage                                           215%
Death Benefit                                            $100,000

On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 x 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% x $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/ 1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 13. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.


                                31   PROSPECTUS

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.

RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 10 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 25.

SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.

SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge. When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:


Male Non-Smoker     $ 19.31
Male Smoker         $ 23.49
Female Non-Smoker   $ 16.00
Female Smoker       $ 18.28

Accordingly, if the Insured were a male non-smoker age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $1,931.

The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rates are as follows:


Male Non-Smoker     $ 46.06
Male Smoker         $ 46.51
Female Non-Smoker   $ 42.56
Female Smoker       $ 46.33

If you surrender your Policy after nine Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:



                                 32  PROSPECTUS

                      MALE,           MALE,         FEMALE,         FEMALE,
                    NONSMOKER        SMOKER        NONSMOKER        SMOKER
 POLICY YEAR          AGE 45         AGE 45          AGE 45         AGE 45
-------------      -----------      --------      -----------      --------
      1                100%            100%           100%            100%
      2                100%            100%           100%            100%
      3                100%            100%           100%            100%
      4                 85%             85%            85%             85%
      5                 71%             71%            71%             71%
      6                 57%             57%            57%             57%
      7                 43%             43%            43%             43%
      8                 29%             28%            28%             28%
      9                 15%             15%            14%             15%
      10                 0%              0%             0%              0%

Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$830.33 ($1,931 x 43%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount. If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a nine Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.

TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are


                                33   PROSPECTUS
entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.

ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.

DIVIDENDS. We do not pay any dividend under the Policies.

ABOUT US
--------------------------------------------------------------------------------

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK.

Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940 S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191. Please see also "General Information and History" in the SAI.

THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.

FEDERAL TAXES
--------------------------------------------------------------------------------

INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.

TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT.
Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may


                                34   PROSPECTUS
impose a charge against the Separate Account in order to make provisions for any such taxes.

TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 36.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

o    change beneficiaries,

o    assign the Policy,

o    revoke an assignment,

o    pledge the Policy, or

o    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.

EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI").
The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

o    the insured was an employee within 12 months of death;

o    proceeds are paid to the insured's beneficiary;

                                35   PROSPECTUS

o proceeds are used to buy back any equity interest owned by the insured at the time of death; or

o the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

o    more than 5% owners;

o    directors; and

o    anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

o    more than 10% owners;

o    one of the five highest paid officers; or

o    among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.

MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under
Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

o distributions made on or after the date on which the taxpayer attains age 59 1/2;

o distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

o any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING. Generally, Allstate New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, code Section 1441 provides that Allstate New York, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act (FATCA) which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners'


                                36   PROSPECTUS
foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.

DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.

DISTRIBUTION
--------------------------------------------------------------------------------

Allstate Distributors, L.L.C. ("ADLLC"), located at 3100 Sanders Road, Northbrook, IL 60062-7154, serves as distributor of the Policies. ADLLC, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ADLLC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ADLLC does not sell Policies directly to purchasers. ADLLC enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies. Commissions paid vary, but we may pay up to a maximum sales commission of 5% of any additional Premiums in year 5. Registered representatives also may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the


                                37   PROSPECTUS
terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ADLLC and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate New York does not pay ADLLC a commission for distribution of the Policies. ADLLC compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate New York.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2014, and the related statements of operations for the year or period then ended and the statements of changes in net assets for each of the periods in the two year period then ended, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


                                38   PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.


                                39   PROSPECTUS

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                40   PROSPECTUS

FIN449NY-12

                       STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT ACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



           DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2015

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


     This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the
                                  Prospectus.



                   Allstate Life Insurance Company of New York
                                P.O. Box 660191
                            Dallas, Texas 75266-0191


              The Date of this Statement of Additional Information
                 and of the related Prospectus is May 1, 2015

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  ...............................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER
VALUES......................................................

                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 878 Veteran's Memorial Highway, Suite 400, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

               Allstate Life of New York Variable Life Account A.

Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York.

                                     EXPERTS

The financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York and the financial statements of the sub-accounts of Allstate Life of New York Variable Life Separate Account A included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and financial statement schedules have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

                                   DISTRIBUTOR

     Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

         Allstate New York does not pay ADLLC a commission for distribution of the Policies. The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

                                           2012     2013      2014
========================================= ======= ========  ========
========================================= ======= ========  ========
Commission paid to ADLLC that were paid      0        0        0
to other broker-dealers and registered
representatives

Commission kept by ADLLC                     0        0        0

Other fees paid to ADLLC for                 0        0        0
distribution services


                           DISTRIBUTION OF THE POLICY

     Allstate New York offered the Policies on a continuous basis until December 31, 2008. The Policies were sold by registered representatives of broker-dealers who were our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

     Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchased a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.

                              FINANCIAL STATEMENTS

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2014, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2014, the financial statements of Allstate Life Insurance Company of New York as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, and the related financial statement schedules of Allstate Life Insurance Company of New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate Life Insurance Company of New York included herein should be considered only as bearing upon the ability of Allstate Life Insurance Company of New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York
Hauppauge, New York

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company"), an affiliate of The Allstate Corporation, as of December 31, 2014 and 2013, and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2014. Our audits also included Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule I-Summary of Investments Other Than Investments in Related Parties, Schedule IV-Reinsurance, and Schedule V-Valuation Allowances and Qualifying Accounts, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 6, 2015

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
               STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

($ IN THOUSANDS)                                                                               YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                      2014             2013             2012
                                                                                  -------------    -------------    -------------
REVENUES
  Premiums (net of reinsurance ceded of $12,782, $15,510 and $32,920)             $      59,070    $      55,789    $      38,037
  Contract charges (net of reinsurance ceded of $10,971, $11,591 and $26,401)            73,446           73,138           55,688
  Net investment income                                                                 322,825          325,117          346,195
  Realized capital gains and losses:
    Total other-than-temporary impairment ("OTTI") losses                                   654          (12,410)          (2,195)
    OTTI losses reclassified to (from) other comprehensive income                            --            3,464           (3,259)
                                                                                  -------------    -------------    -------------
      Net OTTI losses recognized in earnings                                                654           (8,946)          (5,454)
    Sales and other realized capital gains and losses                                   117,640           23,857           23,197
                                                                                  -------------    -------------    -------------
      Total realized capital gains and losses                                           118,294           14,911           17,743
                                                                                  -------------    -------------    -------------
                                                                                        573,635          468,955          457,663
                                                                                  -------------    -------------    -------------

COSTS AND EXPENSES

  Contract benefits (net of reinsurance ceded of $14,898, $10,728 and $16,258)          213,279          203,717          180,914
  Interest credited to contractholder funds (net of reinsurance ceded of
    $5,158, $5,468 and $6,032)                                                          118,604          129,911          144,340
  Amortization of deferred policy acquisition costs                                      13,213           29,783           13,145
  Operating costs and expenses                                                           33,588           42,788           41,564
                                                                                  -------------    -------------    -------------
                                                                                        378,684          406,199          379,963
                                                                                  -------------    -------------    -------------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                        194,951           62,756           77,700

Income tax expense                                                                       68,989           22,461           27,546
                                                                                  -------------    -------------    -------------

NET INCOME                                                                              125,962           40,295           50,154
                                                                                  -------------    -------------    -------------

OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses                                      18,293          (91,316)          48,626
  Change in unrealized foreign currency translation adjustments                            (934)             853             (417)
                                                                                  -------------    -------------    -------------
    OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX                                         17,359          (90,463)          48,209
                                                                                  -------------    -------------    -------------

COMPREHENSIVE INCOME (LOSS)                                                       $     143,321    $     (50,168)   $      98,363
                                                                                  =============    =============    =============

                       See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                                     DECEMBER 31,
                                                                                                   ------------------------------
                                                                                                       2014             2013
                                                                                                   -------------    -------------
ASSETS
Investments
  Fixed income securities, at fair value (amortized cost $4,959,541 and $5,225,701)                $   5,491,047    $   5,602,738
  Mortgage loans                                                                                         493,792          514,489
  Equity securities, at fair value (cost $205,549 and $163,649)                                          206,122          202,622
  Limited partnership interests                                                                          212,947          116,480
  Short-term, at fair value (amortized cost $138,371 and $98,553)                                        138,372           98,553
  Policy loans                                                                                            39,993           40,511
  Other                                                                                                      600            1,076
                                                                                                   -------------    -------------
      Total investments                                                                                6,582,873        6,576,469

Cash                                                                                                      30,004            2,270
Deferred policy acquisition costs                                                                        135,282          129,836
Reinsurance recoverable                                                                                  254,264          259,733
Accrued investment income                                                                                 56,120           60,515
Receivable from affiliates, net                                                                            1,986               --
Reinsurance receivable from parent                                                                            --              285
Other assets                                                                                             107,393           54,523
Separate Accounts                                                                                        383,263          435,446
                                                                                                   -------------    -------------
      TOTAL ASSETS                                                                                 $   7,551,185    $   7,519,077
                                                                                                   =============    =============

LIABILITIES
Contractholder funds                                                                               $   3,402,594    $   3,670,557
Reserve for life-contingent contract benefits                                                          2,280,356        2,151,316
Current income taxes payable                                                                              17,976              390
Deferred income taxes                                                                                    212,949          173,341
Other liabilities and accrued expenses                                                                   127,663           99,234
Payable to affiliates, net                                                                                    --            6,013
Reinsurance payable to parent                                                                                283               --
Separate Accounts                                                                                        383,263          435,446
                                                                                                   -------------    -------------
      TOTAL LIABILITIES                                                                                6,425,084        6,536,297
                                                                                                   -------------    -------------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding                        2,500            2,500
Additional capital paid-in                                                                               140,529          140,529
Retained income                                                                                          813,456          687,494
Accumulated other comprehensive income:
  Unrealized net capital gains and losses:
    Unrealized net capital gains and losses on fixed income securities with OTTI                             386              168
    Other unrealized net capital gains and losses                                                        345,466          270,238
    Unrealized adjustment to DAC, DSI and insurance reserves                                            (175,568)        (118,415)
                                                                                                   -------------    -------------
      Total unrealized net capital gains and losses                                                      170,284          151,991
    Unrealized foreign currency translation adjustments                                                     (668)             266
                                                                                                   -------------    -------------
      Total accumulated other comprehensive income                                                       169,616          152,257
                                                                                                   -------------    -------------

      TOTAL SHAREHOLDER'S EQUITY                                                                       1,126,101          982,780
                                                                                                   -------------    -------------

      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                                   $   7,551,185    $   7,519,077
                                                                                                   =============    =============

                       See notes to financial statements.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

($ IN THOUSANDS)                                                                               YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                      2014             2013             2012
                                                                                  -------------    -------------    -------------
COMMON STOCK                                                                      $       2,500    $       2,500    $       2,500
                                                                                  -------------    -------------    -------------

ADDITIONAL CAPITAL PAID-IN                                                              140,529          140,529          140,529
                                                                                  -------------    -------------    -------------
RETAINED INCOME
Balance, beginning of year                                                              687,494          647,199          597,045
Net income                                                                              125,962           40,295           50,154
                                                                                  -------------    -------------    -------------
Balance, end of year                                                                    813,456          687,494          647,199
                                                                                  -------------    -------------    -------------

ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                                              152,257          242,720          194,511
Change in unrealized net capital gains and losses                                        18,293          (91,316)          48,626
Change in unrealized foreign currency translation adjustments                              (934)             853             (417)
                                                                                  -------------    -------------    -------------
Balance, end of year                                                                    169,616          152,257          242,720
                                                                                  -------------    -------------    -------------

TOTAL SHAREHOLDER'S EQUITY                                                        $   1,126,101    $     982,780    $   1,032,948
                                                                                  =============    =============    =============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

($ IN THOUSANDS)                                                                               YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                      2014             2013             2012
                                                                                  -------------    -------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                        $     125,962    $      40,295    $      50,154
Adjustments to reconcile net income to net cash provided by operating activities:
  Amortization and other non-cash items                                                 (47,044)         (42,741)         (38,127)
  Realized capital gains and losses                                                    (118,294)         (14,911)         (17,743)
  Interest credited to contractholder funds                                             118,604          129,911          144,340
  Changes in:
    Policy benefits and other insurance reserves                                         (4,383)         (26,252)         (29,081)
    Deferred policy acquisition costs                                                    (4,028)          10,230           (6,278)
    Income taxes                                                                         47,846           10,673           33,391
    Other operating assets and liabilities                                              (28,380)         (16,790)          (2,664)
                                                                                  -------------    -------------    -------------
      Net cash provided by operating activities                                          90,283           90,415          133,992
                                                                                  -------------    -------------    -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
  Fixed income securities                                                               204,412          279,029          641,599
  Equity securities                                                                     233,363           86,400               --
  Limited partnership interests                                                          24,574           23,009            6,131
Investment collections
  Fixed income securities                                                               346,951          374,968          451,878
  Mortgage loans                                                                         78,480           90,226           83,394
Investment purchases
  Fixed income securities                                                              (237,781)        (427,674)        (775,407)
  Equity securities                                                                    (212,508)         (88,307)         (49,931)
  Limited partnership interests                                                        (106,731)         (38,794)         (33,970)
  Mortgage loans                                                                        (64,754)         (35,475)         (87,011)
Change in short-term investments, net                                                      (961)         (33,563)          85,850
Change in policy loans and other investments, net                                           413            3,133              342
                                                                                  -------------    -------------    -------------
      Net cash provided by investing activities                                         265,458          232,952          322,875
                                                                                  -------------    -------------    -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits                                                             96,851           98,601          115,184
Contractholder fund withdrawals                                                        (424,858)        (436,580)        (558,751)
                                                                                  -------------    -------------    -------------
      Net cash used in financing activities                                            (328,007)        (337,979)        (443,567)
                                                                                  -------------    -------------    -------------

NET INCREASE (DECREASE) IN CASH                                                          27,734          (14,612)          13,300
CASH AT BEGINNING OF YEAR                                                                 2,270           16,882            3,582
                                                                                  -------------    -------------    -------------
CASH AT END OF YEAR                                                               $      30,004    $       2,270    $      16,882
                                                                                  =============    =============    =============

                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform to the current year presentation, certain amounts in the prior year notes to financial statements have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells traditional, interest-sensitive and variable life insurance and voluntary accident and health insurance products to customers in the State of New York. The Company distributes its products through Allstate exclusive agencies and exclusive financial specialists, and workplace enrolling independent agents. The Company previously offered and continues to have in force fixed annuities such as deferred and immediate annuities.

     The following table summarizes premiums and contract charges by product.

          ($ IN THOUSANDS)                                         2014           2013           2012
                                                               ------------   ------------   ------------
          PREMIUMS
            Traditional life insurance                         $     44,222   $     38,618   $     19,828
            Immediate annuities with life contingencies                 240          4,349          6,653
            Accident and health insurance                            14,608         12,822         11,556
                                                               ------------   ------------   ------------
              TOTAL PREMIUMS                                         59,070         55,789         38,037

          CONTRACT CHARGES
            Interest-sensitive life insurance                        73,151         72,740         54,357
            Fixed annuities                                             295            398          1,331
                                                               ------------   ------------   ------------
              TOTAL CONTRACT CHARGES                                 73,446         73,138         55,688
                                                               ------------   ------------   ------------
                TOTAL PREMIUMS AND CONTRACT CHARGES            $    132,516   $    128,927   $     93,725
                                                               ============   ============   ============

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates, credit spreads, equity prices or currency exchange rates. The Company's primary market risk exposures are to changes in interest rates, credit spreads and equity prices. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields. Credit spread risk is the risk that the Company will incur a loss due to adverse changes in credit spreads. This risk arises from many of the Company's primary activities, as the Company invests substantial funds in spread-sensitive fixed income assets. Equity price risk is the risk that the Company will incur losses due to adverse changes in the general levels of the equity markets.

     The Company monitors economic and regulatory developments that have the potential to impact its business. Federal and state laws and regulations affect the taxation of insurance companies and life insurance products. Congress and various state legislatures from time to time consider legislation that would reduce or eliminate the favorable policyholder tax treatment currently applicable to life insurance. Congress and various state legislatures also consider proposals to reduce the taxation of certain products or investments that may compete with life insurance. Legislation that increases the taxation on insurance products or reduces the taxation on competing products could lessen the advantage or create a disadvantage for certain of the Company's products making them less competitive. Such proposals, if adopted, could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), asset-backed securities ("ABS") and redeemable preferred stocks. Fixed income securities, which may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes and related deferred policy acquisition costs ("DAC"), deferred sales inducement costs ("DSI") and reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statements of Cash Flows.

     Mortgage loans are carried at unpaid principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected.

     Equity securities primarily include common stocks, exchange traded funds, non-redeemable preferred stocks and real estate investment trust equity investments. Equity securities are designated as available for sale and are carried at fair value. The difference between cost and fair value, net of deferred income taxes, is reflected as a component of accumulated other comprehensive income.

     Investments in limited partnership interests, including interests in private equity/debt funds, real estate funds and other funds, where the Company's interest is so minor that it exercises virtually no influence over operating and financial policies are accounted for in accordance with the cost method of accounting; all other investments in limited partnership interests are accounted for in accordance with the equity method of accounting ("EMA").

     Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at unpaid principal balances. Other investments consist of derivatives. Derivatives are carried at fair value.

     Investment income primarily consists of interest, dividends, income from certain derivative transactions and income from limited partnership interests. Interest is recognized on an accrual basis using the effective yield method and dividends are recorded at the ex-dividend date. Interest income for RMBS, CMBS and ABS is determined considering estimated pay-downs, including prepayments, obtained from third party data sources and internal estimates. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. For RMBS, CMBS and ABS of high credit quality with fixed interest rates, the effective yield is recalculated on a retrospective basis. For all others, the effective yield is recalculated on a prospective basis. Accrual of income is suspended for other-than-temporarily impaired fixed income securities when the timing and amount of cash flows expected to be received is not reasonably estimable. Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on investments on nonaccrual status are generally recorded as a reduction of carrying value. Income from cost method limited partnership interests is recognized upon receipt of amounts distributed by the partnerships. Income from EMA limited partnership interests is recognized based on the Company's share of the partnerships' net income, including unrealized gains and losses, and is recognized on a delay due to the availability of the related financial statements. Income recognition on private equity/debt funds and real estate funds is generally on a three month delay and income recognition on other funds is generally on a one month delay.

     Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value, adjustments to valuation allowances on mortgage loans, periodic changes in fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales are determined on a specific identification basis.

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include interest rate caps, foreign currency forwards and a reinvestment related risk transfer reinsurance agreement with ALIC that meets the accounting definition of a derivative (see Note 4). Derivatives required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain fixed income securities, equity-indexed life contracts and reinsured variable annuity contracts.

     All derivatives are accounted for on a fair value basis and reported as other investments, other assets or contractholder funds. The income statement effects of derivatives, including fair value gains and losses and accrued periodic settlements, are reported in realized capital gains and losses. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in fair value of derivatives embedded in certain fixed income securities and subject to bifurcation is reported in realized capital gains and losses. The change in fair value of derivatives embedded in life and annuity product contracts and subject to bifurcation is reported in contract benefits or interest credited to contractholder funds. Cash flows from embedded derivatives subject to bifurcation are reported consistently with the host contracts within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

SECURITIES LOANED

     The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received in conjunction with securities lending transactions are reinvested in short-term investments. These transactions are short-term in nature, usually 30 days or less.

     The Company receives cash collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to repossess the securities loaned on short notice.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Voluntary accident and health insurance products are expected to remain in force for an extended period. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and surrender of the contract prior to contractually specified dates. These contract charges are recognized as revenue when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Crediting rates for indexed life contracts are generally based on an equity index, such as the Standard & Poor's ("S&P") 500 Index. Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account balances for contract maintenance, administration, mortality, expense and surrender of the contract prior to contractually specified dates. Contract benefits incurred for variable annuity products include guaranteed minimum death, income, withdrawal and accumulation benefits. All of the Company's variable annuity business is ceded through reinsurance agreements and the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that are related directly to the successful acquisition of new or renewal life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting expenses. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on fixed annuity and interest-sensitive life contracts. These sales inducements are primarily in the form of additional credits to the customer's account balance or enhancements to interest credited for a specified period which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses. Amortization of DAC is included in amortization of deferred policy acquisition costs and is described in more detail below. DSI is amortized into income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds.

     For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in the amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization periods for these policies approximates the estimated lives of the policies. The Company periodically reviews the recoverability of DAC for these policies on an aggregate basis using actual experience. The Company aggregates all traditional life insurance products and immediate annuities with life contingencies in the analysis. If actual experience is significantly adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required.

     For interest-sensitive life, fixed annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance using rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of the rate of customer surrenders, partial withdrawals and deaths generally results in the majority of the DAC being amortized during the surrender charge period, which is typically 10-20 years for interest-sensitive life and 5-10 years for fixed annuities. The cumulative DAC and DSI amortization is reestimated and adjusted by a cumulative charge or credit to income when there is a difference between the incidence of actual versus expected gross profits in a reporting period or when there is a change in total EGP. When DAC or DSI amortization or a component of gross profits for a quarterly period is potentially negative (which would result in an increase of the DAC or DSI balance) as a result of negative AGP, the specific facts and circumstances surrounding the potential negative amortization are considered to determine whether it is appropriate for recognition in the financial statements. Negative amortization is only recorded when the increased DAC or DSI balance is determined to be recoverable based on facts and circumstances. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

     AGP and EGP primarily consist of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are persistency, mortality, expenses, investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, and the effects of any hedges. For products whose supporting investments are exposed to capital losses in excess of the Company's expectations which may cause periodic AGP to become temporarily negative, EGP and AGP utilized in DAC and DSI amortization may be modified to exclude the excess capital losses.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, fixed annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC or DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

     The DAC and DSI balances presented include adjustments to reflect the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized capital gains or losses in the respective product investment portfolios were actually realized. The adjustments are recorded net of tax in accumulated other comprehensive income. DAC, DSI and deferred income taxes determined on unrealized capital gains and losses and reported in accumulated other comprehensive income recognize the impact on shareholder's equity consistently with the amounts that would be recognized in the income statement on realized capital gains and losses.

     Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing investment or life contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contracts continue to be deferred and amortized in connection with the replacement contracts. For interest-sensitive life and investment contracts, the EGP of the replacement contracts are treated as a revision to the EGP of the replaced contracts in the determination of amortization of DAC and DSI. For traditional life insurance policies, any changes to unamortized DAC that result from replacement contracts are treated as prospective revisions. Any costs associated with the issuance of replacement contracts are characterized as maintenance costs and expensed as incurred. Internal replacement transactions determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance. The Company has also used reinsurance to effect the disposition of certain blocks of business. The amounts reported as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance as appropriate.

     The Company has a reinsurance treaty with ALIC through which it primarily cedes reinvestment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses.

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses, differences in tax bases of invested assets, DAC and insurance reserves. A deferred tax asset valuation allowance is established when there is uncertainty that such assets will be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary accident and health insurance products, is computed on the basis of long-term actuarial assumptions of future investment yields, mortality, morbidity, policy terminations and expenses. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by characteristics such as type of coverage, year of issue and policy duration. The assumptions are established at the time the policy is issued and are generally not changed during the life of the policy. The Company periodically reviews the adequacy of reserves for these policies on an aggregate basis using actual experience. If actual experience is significantly adverse compared to the original assumptions and a premium deficiency is determined to exist, any remaining unamortized DAC balance would be expensed to the extent not recoverable and the establishment of a premium deficiency reserve may be required. To the extent that unrealized gains on fixed income securities would result in a premium deficiency if those gains were realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products such as interest-sensitive life insurance and fixed annuities. Contractholder funds primarily comprise cumulative deposits received and interest credited to the contractholder less cumulative contract benefits, surrenders, withdrawals and contract charges for mortality or administrative expenses. Contractholder funds also include reserves for secondary guarantees on interest-sensitive life insurance and certain fixed annuity contracts and reserves for certain guarantees on reinsured variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate accounts assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured beginning in 2006.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

     Commitments to invest, commitments to extend mortgage loans and financial guarantees have off-balance sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7 and Note
11).

3. SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash modifications of certain mortgage loans and fixed income securities totaled $22 thousand, $5.0 million and $12.0 million in 2014, 2013 and 2012, respectively.

     Liabilities for collateral received in conjunction with the Company's securities lending program were $101.1 million, $62.6 million and $59.8 million as of December 31, 2014, 2013, and 2012, respectively, and are reported in other liabilities and accrued expenses. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                                            2014           2013           2012
                                                                  ------------   ------------   ------------
          NET CHANGE IN PROCEEDS MANAGED
          Net change in short-term investments                    $    (38,485)  $     (2,838)  $      1,325
                                                                  ------------   ------------   ------------
            Operating cash flow (used) provided                   $    (38,485)  $     (2,838)  $      1,325
                                                                  ============   ============   ============

          NET CHANGE IN LIABILITIES
          Liabilities for collateral, beginning of year           $    (62,610)  $    (59,772)  $    (61,097)
          Liabilities for collateral, end of year                     (101,095)       (62,610)       (59,772)
                                                                  ------------   ------------   ------------
            Operating cash flow provided (used)                   $     38,485   $      2,838   $     (1,325)
                                                                  ============   ============   ============

4. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $44.1 million, $54.2 million and $51.4 million in 2014, 2013 and 2012, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $0.9 million and $5.9 million of structured settlement annuities, a type of immediate annuity, in 2013 and 2012, respectively, at prices determined using interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $89 thousand related to structured settlement annuities with life contingencies and are included in premium revenue for 2012. The Company had no amounts related to structured settlement annuities with life contingencies that were included in premium revenue for 2013. Effective March 22, 2013, the Company no longer offers structured settlement annuities.

     In most cases, these annuities were issued under a "qualified assignment" whereby Allstate Assignment Corporation ("AAC") and prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

     AIC issued surety bonds to guarantee the payment of structured settlement benefits assumed by ASC (from both AIC and non-related parties) and funded by certain annuity contracts issued by the Company through June 30, 2001. ASC entered into a General Indemnity Agreement pursuant to which it indemnified AIC for any liabilities associated with the surety bonds and gave AIC certain collateral security rights with respect to the annuities and certain other rights in the event of any defaults covered by the surety bonds. ALIC guaranteed the payment of structured settlement benefits on all contracts issued on or after July 1, 2001. Reserves recorded by the Company for annuities that are guaranteed by ALIC or the surety bonds of AIC were $2.06 billion and $2.08 billion as of December 31, 2014 and 2013, respectively.

BROKER-DEALER AGREEMENTS

     The Company receives distribution services from Allstate Financial Services, LLC, an affiliated broker-dealer company, for certain annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred commission and other distribution expenses of $166 thousand, $246 thousand and $316 thousand in 2014, 2013 and 2012, respectively.

     The Company has a service agreement with Allstate Distributors, LLC ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets products sold by the Company. In return for these services, the Company recorded expense of $7 thousand, $14 thousand and $27 thousand in 2014, 2013 and 2012, respectively.

REINSURANCE

     The Company has reinsurance agreements with ALIC whereby a portion of the Company's premiums and policy benefits are ceded to ALIC (see Note 9).

     The Company has a reinsurance treaty through which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.4 million in 2014 and $3.5 million in each of 2013 and 2012. As of December 31, 2014 and 2013, the carrying value of the structured settlement reinsurance treaty was $84.6 million and $27.8 million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses as the treaty is recorded as a derivative instrument.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

INTERCOMPANY LOAN AGREEMENT

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1 billion. The Corporation may use commercial paper borrowings, bank lines of credit and securities lending to fund intercompany borrowings. The Company had no amounts outstanding under the intercompany loan agreement as of December 31, 2014 or 2013.

NOTES RECEIVABLE-INVESTMENT SALES

     In 2009, the Company entered into an asset purchase agreement with Road Bay Investments, LLC ("RBI"), a subsidiary of ALIC, which allows RBI to purchase from the Company mortgage loans or participations in mortgage loans with an aggregate fair value of up to $50 million. As consideration for the purchase of the assets, RBI issues notes to the Company. As security for the performance of RBI's obligations under the agreement and notes, RBI granted a pledge of and security interest in RBI's right, title and interest in the mortgage loans and their proceeds. The Company had no balance due on notes from RBI as of December 31, 2014 or 2013.

     In March 2011, the Company sold to RBI mortgage loans with a fair value of $2.8 million on the date of sale and RBI issued the Company a 5.80% note due March 9, 2018 for the same amount. In May 2013, RBI repaid the entire principal of this note. In March 2010, the Company sold to RBI mortgage loans with a fair value of $13.7 million on the date of sale and RBI issued the Company a 7.00% note due March 26, 2017 for the same amount. In 2012, 2011 and 2010, RBI repaid $2.8 million and $1.1 million and $9.8 million, respectively, of this note. In 2013 and 2012, the Company recorded net investment income on the notes due from RBI of $65 thousand and $220 thousand, respectively.

5. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses and fair value for fixed income securities are as follows:

                                                                 GROSS UNREALIZED
     ($ IN THOUSANDS)                          AMORTIZED     ---------------------------       FAIR
                                                  COST          GAINS          LOSSES          VALUE
                                              ------------   ------------   ------------    ------------
     DECEMBER 31, 2014
     U.S. government and agencies             $    229,639   $     50,328   $         --    $    279,967
     Municipal                                     661,021        122,046           (110)        782,957
     Corporate                                   3,424,181        307,887        (19,074)      3,712,994
     Foreign government                            338,199         58,652           (175)        396,676
     RMBS                                           94,130          4,217            (22)         98,325
     CMBS                                          129,490          5,402             --         134,892
     ABS                                            73,922          1,153           (475)         74,600
     Redeemable preferred stock                      8,959          1,677             --          10,636
                                              ------------   ------------   ------------    ------------
       Total fixed income securities          $  4,959,541   $    551,362   $    (19,856)   $  5,491,047
                                              ============   ============   ============    ============
     DECEMBER 31, 2013
     U.S. government and agencies             $    237,510   $     57,321   $         --    $    294,831
     Municipal                                     677,780         58,068         (9,864)        725,984
     Corporate                                   3,572,713        236,627        (43,751)      3,765,589
     Foreign government                            320,327         62,266           (977)        381,616
     RMBS                                          154,242          5,817           (140)        159,919
     CMBS                                          166,927          9,091            (38)        175,980
     ABS                                            87,176          2,260           (929)         88,507
     Redeemable preferred stock                      9,026          1,286             --          10,312
                                              ------------   ------------   ------------    ------------
       Total fixed income securities          $  5,225,701   $    432,736   $    (55,699)   $  5,602,738
                                              ============   ============   ============    ============

SCHEDULED MATURITIES

     The scheduled maturities for fixed income securities are as follows as of December 31, 2014:

     ($ IN THOUSANDS)                                              AMORTIZED          FAIR
                                                                      COST            VALUE
                                                                 --------------   --------------
     Due in one year or less                                     $      267,448   $      270,688
     Due after one year through five years                            1,319,253        1,458,028
     Due after five years through ten years                           1,743,228        1,849,584
     Due after ten years                                              1,332,070        1,604,930
                                                                 --------------   --------------
                                                                      4,661,999        5,183,230
     RMBS, CMBS and ABS                                                 297,542          307,817
                                                                 --------------   --------------
       Total                                                     $    4,959,541   $    5,491,047
                                                                 ==============   ==============

     Actual maturities may differ from those scheduled as a result of calls and make-whole payments by the issuers. RMBS, CMBS and ABS are shown separately because of the potential for prepayment of principal prior to contractual maturity dates.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

     ($ IN THOUSANDS)                                                  2014            2013            2012
                                                                   ------------    ------------    ------------
     Fixed income securities                                       $    276,035    $    289,571    $    305,849
     Mortgage loans                                                      26,994          31,375          32,882
     Equity securities                                                    3,975           4,870           3,589
     Limited partnership interests                                       22,824           8,862          13,316
     Short-term investments                                                 250             210             355
     Policy loans                                                         2,516           2,543           2,600
     Other                                                                   --              65             220
                                                                   ------------    ------------    ------------
       Investment income, before expense                                332,594         337,496         358,811
       Investment expense                                                (9,769)        (12,379)        (12,616)
                                                                   ------------    ------------    ------------
         Net investment income                                     $    322,825    $    325,117    $    346,195
                                                                   ============    ============    ============

REALIZED CAPITAL GAINS AND LOSSES

     Realized capital gains and losses by asset type for the years ended December 31 are as follows:

     ($ IN THOUSANDS)                                                  2014            2013            2012
                                                                   ------------    ------------    ------------
     Fixed income securities                                       $      1,759    $     (1,537)   $      2,545
     Mortgage loans                                                       1,110          (1,507)          1,452
     Equity securities                                                   62,821          27,944              --
     Limited partnership interests                                         (239)            (40)           (221)
     Derivatives                                                         52,724          (9,949)         13,967
     Short-term investments                                                 119              --              --
                                                                   ------------    ------------    ------------
       Realized capital gains and losses                           $    118,294    $     14,911    $     17,743
                                                                   ============    ============    ============

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

     ($ IN THOUSANDS)                                                  2014            2013            2012
                                                                   ------------    ------------    ------------
     Impairment write-downs                                        $      1,153    $     (3,431)   $     (5,144)
     Change in intent write-downs                                          (499)         (5,515)           (310)
                                                                   ------------    ------------    ------------
     Net other-than-temporary impairment losses recognized in
       earnings                                                             654          (8,946)         (5,454)
     Sales                                                               64,916          33,806           9,230
     Valuation and settlements of derivative instruments                 52,724          (9,949)         13,967
                                                                   ------------    ------------    ------------
       Realized capital gains and losses                           $    118,294    $     14,911    $     17,743
                                                                   ============    ============    ============

     Gross gains of $65.7 million, $36.0 million and $24.8 million and gross losses of $636 thousand, $2.5 million and $16.1 million were realized on sales of fixed income and equity securities during 2014, 2013 and 2012, respectively.

     Other-than-temporary impairment losses by asset type for the years ended December 31 are as follows:

($ IN THOUSANDS)                      2014                                2013                                2012
                         -------------------------------    ---------------------------------    -------------------------------
                                     INCLUDED                             INCLUDED                           INCLUDED
                          GROSS       IN OCI      NET         GROSS        IN OCI      NET        GROSS       IN OCI       NET
                         --------    --------   --------    ----------    --------   --------    --------    --------    --------
Fixed income securities:
  Municipal              $   (499)   $     --   $   (499)   $   (1,727)   $     --   $ (1,727)   $     --    $     --    $     --
  Corporate                    --          --         --            --          --         --      (2,301)       (476)     (2,777)
  RMBS                         43          --         43            28          --         28        (531)       (360)       (891)
  CMBS                         --          --         --        (8,392)      3,464     (4,928)         --      (2,423)     (2,423)
                         --------    --------   --------    ----------    --------   --------    --------    --------    --------
Total fixed income
 securities                  (456)         --       (456)      (10,091)      3,464     (6,627)     (2,832)     (3,259)     (6,091)
Mortgage loans              1,110          --      1,110        (1,832)         --     (1,832)        637          --         637
Equity securities              --          --         --          (487)         --       (487)         --          --          --
                         --------    --------   --------    ----------    --------   --------    --------    --------    --------
  Other-than-temporary
    impairment losses    $    654    $     --   $    654    $  (12,410)   $  3,464   $ (8,946)   $ (2,195)   $ (3,259)   $ (5,454)
                         ========    ========   ========    ==========    ========   ========    ========    ========    ========

     The total amount of other-than-temporary impairment losses included in accumulated other comprehensive income at the time of impairment for fixed income securities, which were not included in earnings, were $40 thousand and $41 thousand as of December 31, 2014 and 2013, respectively, and all related to RMBS. The amount excludes $633 thousand and $299 thousand as of December 31, 2014 and 2013, respectively, of net unrealized gains related to changes in valuation of the fixed income securities subsequent to the impairment measurement date.

     Rollforwards of the cumulative credit losses recognized in earnings for fixed income securities held as of December 31 are as follows:

($ IN THOUSANDS)                                                             2014           2013           2012
                                                                         ------------   ------------   ------------
Beginning balance                                                        $       (696)  $     (1,685)  $    (11,503)
Additional credit loss for securities previously
  other-than-temporarily impaired                                                 (71)            29         (4,796)
Additional credit loss for securities not previously
  other-than-temporarily impaired                                                  --         (1,628)          (985)
Reduction in credit loss for securities disposed or collected                     181            960         15,599
Reduction in credit loss for securities the Company has made the
  decision to sell or more likely than not will be required to sell                --          1,628             --
Change in credit loss due to accretion of increase in cash flows                   18             --             --
                                                                         ------------   ------------   ------------
Ending balance                                                           $       (568)  $       (696)  $     (1,685)
                                                                         ============   ============   ============

     The Company uses its best estimate of future cash flows expected to be collected from the fixed income security, discounted at the security's original or current effective rate, as appropriate, to calculate a recovery value and determine whether a credit loss exists. The determination of cash flow estimates is inherently subjective and methodologies may vary depending on facts and circumstances specific to the security. All reasonably available information relevant to the collectability of the security, including past events, current conditions, and reasonable and supportable assumptions and forecasts, are considered when developing the estimate of cash flows expected to be collected. That information generally includes, but is not limited to, the remaining payment terms of the security, prepayment speeds, foreign exchange rates, the financial condition and future earnings potential of the issue or issuer, expected defaults, expected recoveries, the value of underlying collateral, vintage, geographic concentration, available reserves or escrows, current subordination levels, third party guarantees and other credit enhancements. Other information, such as industry analyst reports and forecasts, sector credit ratings, financial condition of the bond insurer for insured fixed income securities, and other market data relevant to the realizability of contractual cash flows, may also be considered. The estimated fair value of collateral will be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of collateral for ultimate settlement. If the estimated recovery value is less than the amortized cost of the security, a credit loss exists and an other-than-temporary impairment for the difference between the estimated recovery value and amortized cost is recorded in earnings. The portion of the unrealized loss related to factors other than credit remains classified in accumulated other comprehensive income. If the Company determines that the fixed income security does not have sufficient cash flow or other information to estimate a recovery value for the security, the Company may conclude that the entire decline in fair value is deemed to be credit related and the loss is recorded in earnings.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

($ IN THOUSANDS)                                                                    GROSS UNREALIZED
                                                                    FAIR        ---------------------------    UNREALIZED NET
DECEMBER 31, 2014                                                   VALUE          GAINS          LOSSES       GAINS (LOSSES)
                                                                 ------------   ------------   ------------   ----------------
Fixed income securities                                          $  5,491,047   $    551,362   $    (19,856)  $        531,506
Equity securities                                                     206,122          2,047         (1,474)               573
Short-term investments                                                138,372              2             (1)                 1
EMA limited partnerships (1)                                                                                                --
                                                                                                              ----------------
  Unrealized net capital gains and losses, pre-tax                                                                     532,080

Amounts recognized for:
    Insurance reserves (2)                                                                                            (257,252)
    DAC and DSI (3)                                                                                                    (12,853)
                                                                                                              ----------------
      Amounts recognized                                                                                              (270,105)
Deferred income taxes                                                                                                  (91,691)
                                                                                                              ----------------
    Unrealized net capital gains and losses, after-tax                                                        $        170,284
                                                                                                              ================

----------
(1)  Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.
(2)  The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
(3)  The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

                                                                                     GROSS UNREALIZED
                                                                    FAIR        ---------------------------    UNREALIZED NET
DECEMBER 31, 2013                                                   VALUE          GAINS          LOSSES       GAINS (LOSSES)
                                                                 ------------   ------------   ------------   ----------------
Fixed income securities                                          $  5,602,738   $    432,736   $    (55,699)  $        377,037
Equity securities                                                     202,622         38,978             (5)            38,973
Short-term investments                                                 98,553              1             (1)                --
EMA limited partnerships                                                                                                    --
                                                                                                              ----------------
  Unrealized net capital gains and losses, pre-tax                                                                     416,010

Amounts recognized for:
    Insurance reserves                                                                                                (168,267)
    DAC and DSI                                                                                                        (13,911)
                                                                                                              ----------------
      Amounts recognized                                                                                              (182,178)
Deferred income taxes                                                                                                  (81,841)
                                                                                                              ----------------
    Unrealized net capital gains and losses, after-tax                                                        $        151,991
                                                                                                              ================

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ IN THOUSANDS)                                                                      2014            2013            2012
                                                                                  ------------    ------------    ------------
Fixed income securities                                                           $    154,469    $   (351,008)   $    163,066
Equity securities                                                                      (38,400)          7,735          10,861
Short-term investments                                                                       1              (1)              4
EMA limited partnerships                                                                    --            (127)             97
                                                                                  ------------    ------------    ------------
  Total                                                                                116,070        (343,401)        174,028

Amounts recognized for:
  Insurance reserves                                                                   (88,985)        192,620         (90,058)
  DAC and DSI                                                                            1,058          10,295          (9,162)
                                                                                  ------------    ------------    ------------
    Amounts recognized                                                                 (87,927)        202,915         (99,220)
  Deferred income taxes                                                                 (9,850)         49,170         (26,182)
                                                                                  ------------    ------------    ------------
Increase (decrease) in unrealized net capital gains and losses, after-tax         $     18,293    $    (91,316)   $     48,626
                                                                                  ============    ============    ============

PORTFOLIO MONITORING

     The Company has a comprehensive portfolio monitoring process to identify and evaluate each fixed income and equity security whose carrying value may be other-than-temporarily impaired.

     For each fixed income security in an unrealized loss position, the Company assesses whether management with the appropriate authority has made the decision to sell or whether it is more likely than not the Company will be required to sell the security before recovery of the amortized cost basis for reasons such as liquidity, contractual or regulatory purposes. If a security meets either of these criteria, the security's decline in fair value is considered other than temporary and is recorded in earnings.

     If the Company has not made the decision to sell the fixed income security and it is not more likely than not the Company will be required to sell the fixed income security before recovery of its amortized cost basis, the Company evaluates whether it expects to receive cash flows sufficient to recover the entire amortized cost basis of the security. The Company calculates the estimated recovery value by discounting the best estimate of future cash flows at the security's original or current effective rate, as appropriate, and compares this to the amortized cost of the security. If the Company does not expect to receive cash flows sufficient to recover the entire amortized cost basis of the fixed income security, the credit loss component of the impairment is recorded in earnings, with the remaining amount of the unrealized loss related to other factors recognized in other comprehensive income.

     For equity securities, the Company considers various factors, including whether it has the intent and ability to hold the equity security for a period of time sufficient to recover its cost basis. Where the Company lacks the intent and ability to hold to recovery, or believes the recovery period is extended, the equity security's decline in fair value is considered other than temporary and is recorded in earnings.

     For fixed income and equity securities managed by third parties, either the Company has contractually retained its decision making authority as it pertains to selling securities that are in an unrealized loss position or it recognizes any unrealized loss at the end of the period through a charge to earnings.

     The Company's portfolio monitoring process includes a quarterly review of all securities to identify instances where the fair value of a security compared to its amortized cost (for fixed income securities) or cost (for equity securities) is below established thresholds. The process also includes the monitoring of other impairment indicators such as ratings, ratings downgrades and payment defaults. The securities identified, in addition to other securities for which the Company may have a concern, are evaluated for potential other-than-temporary impairment using all reasonably available information relevant to the collectability or recovery of the security. Inherent in the Company's evaluation of other-than-temporary impairment for these fixed income and equity securities are assumptions and estimates about the financial condition and future earnings potential of the issue or issuer. Some of the factors that may be considered in evaluating whether a decline in fair value is other than temporary are: 1) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry specific market conditions and trends, geographic location and implications of rating agency actions and offering prices; 2) the specific reasons that a security is in an unrealized loss position, including overall market conditions which could affect liquidity; and 3) the length of time and extent to which the fair value has been less than amortized cost or cost.

     The following table summarizes the gross unrealized losses and fair value of fixed income and equity securities by the length of time that individual securities have been in a continuous unrealized loss position.

($ IN THOUSANDS)                              LESS THAN 12 MONTHS                       12 MONTHS OR MORE
                                      ------------------------------------    ------------------------------------     TOTAL
                                        NUMBER        FAIR      UNREALIZED      NUMBER       FAIR       UNREALIZED   UNREALIZED
DECEMBER 31, 2014                     OF ISSUES       VALUE       LOSSES      OF ISSUES      VALUE        LOSSES       LOSSES
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
Fixed income securities
  Municipal                                   --   $       --   $       --             2   $    6,293   $     (110)   $     (110)
  Corporate                                  126      318,039       (9,488)           45      181,573       (9,586)      (19,074)
  Foreign government                          --           --           --             1        9,782         (175)         (175)
  RMBS                                         5          358           --             2        2,804          (22)          (22)
  CMBS                                         1          113           --            --           --           --            --
  ABS                                         --           --           --             1        9,525         (475)         (475)
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
    Total fixed income securities            132      318,510       (9,488)           51      209,977      (10,368)      (19,856)
Equity securities                            278       83,548       (1,474)           --           --           --        (1,474)
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
    Total fixed income and equity
      securities                             410   $  402,058   $  (10,962)           51   $  209,977   $  (10,368)   $  (21,330)
                                      ==========   ==========   ==========    ==========   ==========   ==========    ==========

Investment grade fixed income
  securities                                  50   $  215,548   $   (4,173)           32   $  167,719   $   (5,222)   $   (9,395)
Below investment grade fixed
  income securities                           82      102,962       (5,315)           19       42,258       (5,146)      (10,461)
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
    Total fixed income securities            132   $  318,510   $   (9,488)           51   $  209,977   $  (10,368)   $  (19,856)
                                      ==========   ==========   ==========    ==========   ==========   ==========    ==========

DECEMBER 31, 2013
Fixed income securities
  Municipal                                   15   $   74,713   $   (5,180)            1   $   14,663   $   (4,684)   $   (9,864)
  Corporate                                  209      805,236      (35,258)           16       72,904       (8,493)      (43,751)
  Foreign government                          --           --           --             1        8,976         (977)         (977)
  RMBS                                        --           --           --             5       15,742         (140)         (140)
  CMBS                                         3        5,533          (38)           --           --           --           (38)
  ABS                                          1        5,076           (4)            1        9,075         (925)         (929)
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
    Total fixed income securities            228      890,558      (40,480)           24      121,360      (15,219)      (55,699)
Equity securities                              5          637           (5)           --           --           --            (5)
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
    Total fixed income and equity
      securities                             233   $  891,195   $  (40,485)           24   $  121,360   $  (15,219)   $  (55,704)
                                      ==========   ==========   ==========    ==========   ==========   ==========    ==========

Investment grade fixed income
  securities                                 175   $  851,728   $  (37,398)           10   $   66,380   $   (9,785)   $  (47,183)
Below investment grade fixed
  income securities                           53       38,830       (3,082)           14       54,980       (5,434)       (8,516)
                                      ----------   ----------   ----------    ----------   ----------   ----------    ----------
    Total fixed income securities            228   $  890,558   $  (40,480)           24   $  121,360   $  (15,219)   $  (55,699)
                                      ==========   ==========   ==========    ==========   ==========   ==========    ==========

     As of December 31, 2014, $19.7 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost or cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $19.7 million, $9.4 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from S&P, Fitch, Dominion, Kroll or Realpoint, a rating of aaa, aa, a or bbb from A.M. Best, or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to increasing risk-free interest rates or widening credit spreads since the time of initial purchase. As of December 31, 2014, the remaining $1.7 million of unrealized losses are related to below investment grade fixed income securities in unrealized loss positions greater than or equal to 20% of amortized cost.

     RMBS, CMBS and ABS in an unrealized loss position were evaluated based on actual and projected collateral losses relative to the securities' positions in the respective securitization trusts, security specific expectations of cash flows, and credit ratings. This evaluation also takes into consideration credit enhancement, measured in terms of (i) subordination from other classes of securities in the trust that are contractually obligated to absorb losses before the class of security the Company owns, (ii) the expected impact of other structural features embedded in the securitization trust beneficial to the class of securities the Company owns, such as overcollateralization and excess spread, and (iii) for RMBS and ABS in an unrealized loss position, credit enhancements from reliable bond insurers, where applicable. Municipal bonds in an unrealized loss position were evaluated based on the underlying credit quality of the primary obligor, obligation type and quality of the underlying assets. Unrealized losses on equity securities are primarily related to temporary equity market fluctuations of securities that are expected to recover.

     As of December 31, 2014, the Company has not made the decision to sell and it is not more likely than not the Company will be required to sell fixed income securities with unrealized losses before recovery of the amortized cost basis. As of December 31, 2014, the Company had the intent and ability to hold equity securities with unrealized losses for a period of time sufficient for them to recover.

LIMITED PARTNERSHIPS

     As of December 31, 2014 and 2013, the carrying value of equity method limited partnerships totaled $160.4 million and $75.1 million, respectively. The Company recognizes an impairment loss for equity method limited partnerships when evidence demonstrates that the loss is other than temporary. Evidence of a loss in value that is other than temporary may include the absence of an ability to recover the carrying amount of the investment or the inability of the investee to sustain a level of earnings that would justify the carrying amount of the investment.

     As of December 31, 2014 and 2013, the carrying value for cost method limited partnerships was $52.5 million and $41.4 million, respectively. To determine if an other-than-temporary impairment has occurred, the Company evaluates whether an impairment indicator has occurred in the period that may have a significant adverse effect on the carrying value of the investment. Impairment indicators may include: significantly reduced valuations of the investments held by the limited partnerships; actual recent cash flows received being significantly less than expected cash flows; reduced valuations based on financing completed at a lower value; completed sale of a material underlying investment at a price significantly lower than expected; or any other adverse events since the last financial statements received that might affect the fair value of the investee's capital. Additionally, the Company's portfolio monitoring process includes a quarterly review of all cost method limited partnerships to identify instances where the net asset value is below established thresholds for certain periods of time, as well as investments that are performing below expectations, for further impairment consideration. If a cost method limited partnership is other-than-temporarily impaired, the carrying value is written down to fair value, generally estimated to be equivalent to the reported net asset value of the underlying funds.

MORTGAGE LOANS

     The Company's mortgage loans are commercial mortgage loans collateralized by a variety of commercial real estate property types located across the United States and totaled, net of valuation allowance, $493.8 million and $514.5 million as of December 31, 2014 and 2013, respectively. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage loan portfolio. No other state represented more than 5% of the portfolio as of December 31.

          (% OF MORTGAGE LOAN PORTFOLIO CARRYING VALUE)              2014       2013
                                                                   --------   --------
          California                                                   24.6%      25.6%
          Illinois                                                     11.2       13.0
          New Jersey                                                   10.2        8.8
          Arizona                                                       5.5        5.3
          Florida                                                       5.2        4.5
          Texas                                                         4.7        5.5

     The types of properties collateralizing the mortgage loans as of December 31 are as follows:

          (% OF MORTGAGE LOAN PORTFOLIO CARRYING VALUE)              2014       2013
                                                                   --------   --------
          Warehouse                                                    24.7%      26.6%
          Retail                                                       24.0       23.3
          Office buildings                                             21.2       20.2
          Apartment complex                                            19.6       20.1
          Other                                                        10.5        9.8
                                                                   --------   --------
             Total                                                    100.0%     100.0%
                                                                   ========   ========

     The contractual maturities of the mortgage loan portfolio as of December 31, 2014 are as follows:

               ($ IN THOUSANDS)          NUMBER   CARRYING
                                        OF LOANS    VALUE    PERCENT
                                        --------  ---------  -------
               2015                           10  $  44,270      9.0%
               2016                            9     40,044      8.1
               2017                            8     42,092      8.5
               2018                            9     46,237      9.4
               Thereafter                     57    321,149     65.0
                                        --------  ---------  -------
                  Total                       93  $ 493,792    100.0%
                                        ========  =========  =======

     Mortgage loans are evaluated for impairment on a specific loan basis through a quarterly credit monitoring process and review of key credit quality indicators. Mortgage loans are considered impaired when it is probable that the Company will not collect the contractual principal and interest. Valuation allowances are established for impaired loans to reduce the carrying value to the fair value of the collateral less costs to sell or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate. Impaired mortgage loans may not have a valuation allowance when the fair value of the collateral less costs to sell is higher than the carrying value. Valuation allowances are adjusted for subsequent changes in the fair value of the collateral less costs to sell. Mortgage loans are charged off against their corresponding valuation allowances when there is no reasonable expectation of recovery. The impairment evaluation is non-statistical in respect to the aggregate portfolio but considers facts and circumstances attributable to each loan. It is not considered probable that additional impairment losses, beyond those identified on a specific loan basis, have been incurred as of December 31, 2014.

     Accrual of income is suspended for mortgage loans that are in default or when full and timely collection of principal and interest payments is not probable. Cash receipts on mortgage loans on nonaccrual status are generally recorded as a reduction of carrying value.

     Debt service coverage ratio is considered a key credit quality indicator when mortgage loans are evaluated for impairment. Debt service coverage ratio represents the amount of estimated cash flows from the property available to the borrower to meet principal and interest payment obligations. Debt service coverage ratio estimates are updated annually or more frequently if conditions are warranted based on the Company's credit monitoring process.

     The following table reflects the carrying value of non-impaired fixed rate mortgage loans summarized by debt service coverage ratio distribution as of December 31. There were no variable rate mortgage loans as of December 31, 2014 or 2013.

          ($ IN THOUSANDS)

          DEBT SERVICE COVERAGE RATIO DISTRIBUTION                    2014         2013
                                                                   -----------  -----------
          Below 1.0                                                $    17,081  $    25,086
          1.0 - 1.25                                                    71,801       68,687
          1.26 - 1.50                                                  125,877      155,452
          Above 1.50                                                   279,033      253,039
                                                                   -----------  -----------
              Total non-impaired mortgage loans                    $   493,792  $   502,264
                                                                   ===========  ===========

     Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable term, the decrease in cash flows from the properties is considered temporary, or there are other risk mitigating circumstances such as additional collateral, escrow balances or borrower guarantees.

     There were no impaired mortgage loans as of December 31, 2014. There were $12.2 million of impaired mortgage loans with a valuation allowance of $1.8 million as of December 31, 2013. The average balance of impaired loans was $2.4 million, $7.6 million and $1.2 million during 2014, 2013 and 2012, respectively.

     The rollforward of the valuation allowance on impaired mortgage loans for the years ended December 31 is as follows:

  ($ IN THOUSANDS)                                        2014         2013          2012
                                                       ----------   ----------    ----------
  Beginning balance                                    $    1,832   $       --    $      637
  Net (decrease) increase in valuation allowance           (1,110)       1,832          (637)
  Charge offs                                                (722)          --            --
                                                       ----------   ----------    ----------
  Ending balance                                       $       --   $    1,832    $       --
                                                       ==========   ==========    ==========

     Payments on all mortgage loans were current as of December 31, 2014 and 2013.

MUNICIPAL BONDS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio as of December 31. No other state represents more than 5% of the portfolio.

          (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)             2014       2013
                                                                   --------   --------
          California                                                   24.2%      22.9%
          Texas                                                        11.4       11.1
          Illinois                                                      6.2        5.9
          Oregon                                                        5.5        5.2

CONCENTRATION OF CREDIT RISK

     As of December 31, 2014, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large banks. As of December 31, 2014 and 2013, fixed income securities with a carrying value of $98.0 million and $60.7 million, respectively, were on loan under these agreements. Interest income on collateral, net of fees, was zero in 2014, 2013 and 2012.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $300.3 million and $285.7 million as of December 31, 2014 and 2013, respectively.

     As of December 31, 2014, fixed income securities and short-term investments with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

     As of December 31, 2014, there were no fixed income securities that were non-income producing.

6.  FAIR VALUE OF ASSETS AND LIABILITIES

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets and liabilities recorded on the Statements of Financial Position at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1: Assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2: Assets and liabilities whose values are based on the following:

        (a) Quoted prices for similar assets or liabilities in active markets;
        (b) Quoted prices for identical or similar assets or liabilities in markets that are not active; or
        (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3: Assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the assets and liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.

     The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance that assets and liabilities are appropriately valued through the execution of various processes and controls designed to ensure the overall reasonableness and consistent application of valuation methodologies, including inputs and assumptions, and compliance with accounting standards. For fair values received from third parties or internally estimated, the Company's processes and controls are designed to ensure that the valuation methodologies are appropriate and consistently applied, the inputs and assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are accurately recorded. For example, on a continuing basis, the Company assesses the reasonableness of individual fair values that have stale security prices or that exceed certain thresholds as compared to previous fair values received from valuation service providers or brokers or derived from internal models. The Company performs procedures to understand and assess the methodologies, processes and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. The Company performs ongoing price validation procedures such as back-testing of actual sales, which corroborate the various inputs used in internal models to market observable data. When fair value determinations are expected to be more variable, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

     The Company has two types of situations where investments are classified as Level 3 in the fair value hierarchy. The first is where specific inputs significant to the fair value estimation models are not market observable. This primarily occurs in the Company's use of broker quotes to value certain securities where the inputs have not been corroborated to be market observable, and the use of valuation models that use significant non-market observable inputs.

     The second situation where the Company classifies securities in Level 3 is where quotes continue to be received from independent third-party valuation service providers and all significant inputs are market observable; however, there has been a significant decrease in the volume and level of activity for the asset when compared to normal market activity such that the degree of market observability has declined to a point where categorization as a Level 3 measurement is considered appropriate. The indicators considered in determining whether a significant decrease in the volume and level of activity for a specific asset has occurred include the level of new issuances in the primary market, trading volume in the secondary market, the level of credit spreads over historical levels, applicable bid-ask spreads, and price consensus among market participants and other pricing sources.

     Certain assets are not carried at fair value on a recurring basis, including investments such as mortgage loans, limited partnership interests and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting remeasurement is reflected in the financial statements. In addition, derivatives embedded in fixed income securities are not disclosed in the hierarchy as free-standing derivatives since they are presented with the host contracts in fixed income securities.

     In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. For the majority of Level 2 and Level 3 valuations, a combination of the market and income approaches is used.

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

     - FIXED INCOME SECURITIES: Comprise certain U.S. Treasury fixed income securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

     - EQUITY SECURITIES: Comprise actively traded, exchange-listed equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

     - SHORT-TERM: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

     - SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

     -    FIXED INCOME SECURITIES:

          U.S. GOVERNMENT AND AGENCIES: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

          MUNICIPAL: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

          CORPORATE, INCLUDING PRIVATELY PLACED: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. Also included are privately placed securities valued using a discounted cash flow model that is widely accepted in the financial services industry and uses market observable inputs and inputs derived principally from, or corroborated by, observable market data. The primary inputs to the discounted cash flow model include an interest rate yield curve, as well as published credit spreads for similar assets in markets that are not active that incorporate the credit quality and industry sector of the issuer.

          FOREIGN GOVERNMENT: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads.

          RMBS AND ABS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, prepayment speeds, collateral performance and credit spreads. Certain ABS are valued based on non-binding broker quotes whose inputs have been corroborated to be market observable.

          CMBS: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, collateral performance and credit spreads.

          REDEEMABLE PREFERRED STOCK: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields, underlying stock prices and credit spreads.

     - EQUITY SECURITIES: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that are not active.

     - SHORT-TERM: The primary inputs to the valuation include quoted prices for identical or similar assets in markets that are not active, contractual cash flows, benchmark yields and credit spreads. For certain short-term investments, amortized cost is used as the best estimate of fair value.

     - OTHER INVESTMENTS: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

          OTC derivatives, including foreign exchange forward contracts, are valued using models that rely on inputs such as currency rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

LEVEL 3 MEASUREMENTS

     -    FIXED INCOME SECURITIES:

          MUNICIPAL: Comprise municipal bonds that are not rated by third party credit rating agencies but are rated by the National Association of Insurance Commissioners ("NAIC"). The primary inputs to the valuation of these municipal bonds include quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements, contractual cash flows, benchmark yields and credit spreads. Also included are municipal bonds valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. Also includes auction rate securities ("ARS") primarily backed by student loans that have become illiquid due to failures in the auction market and are valued using a discounted cash flow model that is widely accepted in the financial services industry and uses significant non-market observable inputs, including the anticipated date liquidity will return to the market.

          CORPORATE, INCLUDING PRIVATELY PLACED: Primarily valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable.

          ABS: Valued based on non-binding broker quotes received from brokers who are familiar with the investments and where the inputs have not been corroborated to be market observable.

     - EQUITY SECURITIES: The primary inputs to the valuation include quoted prices or quoted net asset values for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements.

     - OTHER INVESTMENTS: Certain over-the-counter ("OTC") derivatives, such as interest rate caps, are valued using models that are widely accepted in the financial services industry. These are categorized as Level 3 as a result of the significance of non-market observable inputs such as volatility. Other primary inputs include interest rate yield curves.

     - OTHER ASSETS: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument that is valued internally. The model primarily uses stochastically determined cash flows, ultimate reinvestment spreads and applicable market data, such as interest rate and volatility assumptions. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

     - CONTRACTHOLDER FUNDS: Derivatives embedded in certain life and annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models primarily use stochastically determined cash flows based on the contractual elements of embedded derivatives, projected option cost and applicable market data, such as interest rate yield curves and equity index volatility assumptions. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A NON-RECURRING BASIS

          Mortgage loans written-down to fair value in connection with recognizing impairments are valued based on the fair value of the underlying collateral less costs to sell. Limited partnership interests written-down to fair value in connection with recognizing other-than-temporary impairments are valued using net asset values.

     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2014. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2014.

   ($ IN THOUSANDS)                              QUOTED PRICES
                                                   IN ACTIVE      SIGNIFICANT
                                                  MARKETS FOR        OTHER        SIGNIFICANT       BALANCE
                                                   IDENTICAL      OBSERVABLE     UNOBSERVABLE        AS OF
                                                    ASSETS          INPUTS          INPUTS        DECEMBER 31,
                                                   (LEVEL 1)       (LEVEL 2)       (LEVEL 3)         2014
                                                 -------------   -------------   -------------   -------------
   ASSETS
     Fixed income securities:
       U.S. government and agencies              $       3,642   $     276,325   $          --   $     279,967
       Municipal                                            --         740,535          42,422         782,957
       Corporate                                            --       3,460,429         252,565       3,712,994
       Foreign government                                   --         396,676              --         396,676
       RMBS                                                 --          98,325              --          98,325
       CMBS                                                 --         134,892              --         134,892
       ABS                                                  --          49,255          25,345          74,600
       Redeemable preferred stock                           --          10,636              --          10,636
                                                 -------------   -------------   -------------   -------------
         Total fixed income securities                   3,642       5,167,073         320,332       5,491,047
     Equity securities                                 200,575             547           5,000         206,122
     Short-term investments                              2,003         136,369              --         138,372
     Other investments: Free-standing
       derivatives                                          --              46             554             600
     Separate account assets                           383,263              --              --         383,263
     Other assets                                           --              --          84,561          84,561
                                                 -------------   -------------   -------------   -------------
   TOTAL ASSETS AT FAIR VALUE                    $     589,483   $   5,304,035   $     410,447   $   6,303,965
                                                 =============   =============   =============   =============
   % of total assets at fair value                         9.4%           84.1%            6.5%          100.0%

   LIABILITIES
    Contractholder funds:
      Derivatives embedded in life and
      annuity contracts                          $          --   $          --   $      (7,391)  $      (7,391)
                                                 -------------   -------------   -------------   -------------
   TOTAL LIABILITIES AT FAIR VALUE               $          --   $          --   $      (7,391)  $      (7,391)
                                                 =============   =============   =============   =============
   % of total liabilities at fair value                     --%             --%          100.0%          100.0%

     The following table summarizes the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2013. There were no assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2013.

   ($ IN THOUSANDS)                              QUOTED PRICES
                                                   IN ACTIVE      SIGNIFICANT
                                                  MARKETS FOR        OTHER        SIGNIFICANT       BALANCE
                                                   IDENTICAL      OBSERVABLE     UNOBSERVABLE        AS OF
                                                    ASSETS          INPUTS          INPUTS        DECEMBER 31,
                                                   (LEVEL 1)       (LEVEL 2)       (LEVEL 3)         2013
                                                 -------------   -------------   -------------   -------------
   ASSETS
     Fixed income securities:
       U.S. government and agencies              $       3,678   $     291,153   $          --   $     294,831
       Municipal                                            --         674,669          51,315         725,984
       Corporate                                            --       3,506,161         259,428       3,765,589
       Foreign government                                   --         381,616              --         381,616
       RMBS                                                 --         159,919              --         159,919
       CMBS                                                 --         175,980              --         175,980
       ABS                                                  --          63,708          24,799          88,507
       Redeemable preferred stock                           --          10,312              --          10,312
                                                 -------------   -------------   -------------   -------------
         Total fixed income securities                   3,678       5,263,518         335,542       5,602,738
     Equity securities                                 202,622              --              --         202,622
     Short-term investments                              3,157          95,396              --          98,553
     Other investments: Free-standing
       derivatives                                          --              --           1,076           1,076
     Separate account assets                           435,446              --              --         435,446
     Other assets                                           --              --          27,826          27,826
                                                 -------------   -------------   -------------   -------------
   TOTAL ASSETS AT FAIR VALUE                    $     644,903   $   5,358,914   $     364,444   $   6,368,261
                                                 =============   =============   =============   =============
   % of total assets at fair value                        10.1%           84.2%            5.7%          100.0%

   LIABILITIES
    Contractholder funds:
      Derivatives embedded in life and
      annuity contracts                          $          --   $          --   $      (9,197)  $      (9,197)
                                                 -------------   -------------   -------------   -------------
   TOTAL LIABILITIES AT FAIR VALUE               $          --   $          --   $      (9,197)  $      (9,197)
                                                 =============   =============   =============   =============
   % of total liabilities at fair value                     --%             --%          100.0%          100.0%

     The following table summarizes quantitative information about the significant unobservable inputs used in Level 3 fair value measurements.

   ($ IN THOUSANDS)              FAIR          VALUATION        UNOBSERVABLE                        WEIGHTED
                                 VALUE         TECHNIQUE           INPUT              RANGE          AVERAGE
                              -----------   ---------------   -----------------   --------------   -----------
   DECEMBER 31, 2014

   Other assets - Structured  $    84,561   Stochastic cash   Ultimate            130.9 - 198.4    155.6 basis
     settlement annuity                     flow model        reinvestment        basis points     points
     reinsurance agreement                                    spreads

   DECEMBER 31, 2013

   ARS backed by student      $    19,149   Discounted cash   Anticipated         36 - 54          39 - 51
     loans                                  flow model        date liquidity      months           months
                                                              will return to
                                                              the market

   Other assets - Structured  $    27,826   Stochastic cash   Ultimate            133.9 - 198.4    157.5 basis
     settlement annuity                     flow model        reinvestment        basis points     points
     reinsurance agreement                                    spreads

     If the ultimate reinvestment spreads increased (decreased), it would result in a lower (higher) fair value. If the anticipated date liquidity will return to the market is sooner (later), it would result in a higher (lower) fair value.

     As of December 31, 2014 and 2013, Level 3 fair value measurements include $290.9 million and $308.9 million of fixed income securities valued based on non-binding broker quotes where the inputs have not been corroborated to be market observable. The Company does not develop the unobservable inputs used in measuring fair value; therefore, these are not included in the table above. However, an increase (decrease) in credit spreads for fixed income securities valued based on non-binding broker quotes would result in a lower (higher) fair value.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2014.

($ IN THOUSANDS)                                          TOTAL GAINS (LOSSES) INCLUDED IN:
                                        BALANCE AS OF     ----------------------------------       TRANSFERS         TRANSFERS
                                         DECEMBER 31,          NET                                   INTO              OUT OF
                                            2013            INCOME (1)            OCI               LEVEL 3           LEVEL 3
                                       ---------------    ---------------    ---------------    ---------------   ---------------
ASSETS
  Fixed income securities:
    Municipal                          $        51,315    $          (360)   $         2,874    $            --   $        (4,940)
    Corporate                                  259,428              7,257               (741)            40,734           (34,409)
    ABS                                         24,799                 --                546                 --                --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
      Total fixed income securities            335,542              6,897              2,679             40,734           (39,349)
   Equity securities                                --                 --                 --                 --                --
   Free-standing derivatives, net                1,076               (533)                --                 --                --
   Other assets                                 27,826             56,735                 --                 --                --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3 ASSETS     $       364,444    $        63,099    $         2,679    $        40,734   $       (39,349)
                                       ===============    ===============    ===============    ===============   ===============

LIABILITIES
  Contractholder funds: Derivatives
    embedded in life and annuity
    contracts                          $        (9,197)   $         1,806    $            --    $            --   $            --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3
      LIABILITIES                      $        (9,197)   $         1,806    $            --    $            --   $            --
                                       ===============    ===============    ===============    ===============   ===============

                                                                                                                  BALANCE AS  OF
                                                                                                                    DECEMBER 31,
                                          PURCHASES            SALES             ISSUES           SETTLEMENTS          2014
                                       ---------------    ---------------    ---------------    ---------------   ---------------
ASSETS
  Fixed income securities:
    Municipal                          $            --    $        (4,559)   $            --    $        (1,908)  $        42,422
    Corporate                                    1,500             (7,396)                --            (13,808)          252,565
    ABS                                             --                 --                 --                 --            25,345
                                       ---------------    ---------------    ---------------    ---------------   ---------------
      Total fixed income securities              1,500            (11,955)                --            (15,716)          320,332
   Equity securities                             5,000                 --                 --                 --             5,000
   Free-standing derivatives, net                   73                 --                 --                (62)              554
   Other assets                                     --                 --                 --                 --            84,561
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3 ASSETS     $         6,573    $       (11,955)   $            --    $       (15,778)  $       410,447
                                       ===============    ===============    ===============    ===============   ===============

LIABILITIES
  Contractholder funds: Derivatives
    embedded in life and annuity
    contracts                          $            --    $            --    $            --    $            --   $        (7,391)
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3
      LIABILITIES                      $            --    $            --    $            --    $            --   $        (7,391)
                                       ===============    ===============    ===============    ===============   ===============

----------
(1) The effect to net income totals $64.9 million and is reported in the Statements of Operations and Comprehensive Income as
    follows: $55.9 million in realized capital gains and losses, $7.2 million in net investment income, $(151) thousand in interest credited to contractholder funds and $2.0 million in contract benefits.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2013.

($ IN THOUSANDS)                                          TOTAL GAINS (LOSSES) INCLUDED IN:
                                        BALANCE AS OF     ----------------------------------      TRANSFERS          TRANSFERS
                                         DECEMBER 31,          NET                                  INTO              OUT OF
                                            2012            INCOME (1)            OCI              LEVEL 3           LEVEL 3
                                       ---------------    ---------------    ---------------    ---------------   ---------------
ASSETS
  Fixed income securities:
    Municipal                          $        67,672    $        (1,960)   $         2,614    $            --   $            --
    Corporate                                  260,351              8,509             (8,214)             9,663            (4,160)
    ABS                                         26,970                 --               (951)                --                --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
      Total fixed income securities            354,993              6,549             (6,551)             9,663            (4,160)
   Free-standing derivatives, net                  306                431                 --                 --                --
   Other assets                                 34,655             (6,829)                --                 --                --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3 ASSETS     $       389,954    $           151    $        (6,551)   $         9,663   $        (4,160)
                                       ===============    ===============    ===============    ===============   ===============

LIABILITIES
  Contractholder funds: Derivatives
    embedded in life and annuity
    contracts                          $       (17,877)   $         8,680    $            --    $            --   $            --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3
      LIABILITIES                      $       (17,877)   $         8,680    $            --    $            --   $            --
                                       ===============    ===============    ===============    ===============   ===============

                                                                                                                  BALANCE AS  OF
                                                                                                                    DECEMBER 31,
                                          PURCHASES            SALES             ISSUES           SETTLEMENTS          2013
                                       ---------------    ---------------    ---------------    ---------------   ---------------
ASSETS
  Fixed income securities:
    Municipal                          $            --    $       (15,067)   $            --    $        (1,944)  $        51,315
    Corporate                                    6,910            (10,615)                --             (3,016)          259,428
    ABS                                             --                 --                 --             (1,220)           24,799
                                       ---------------    ---------------    ---------------    ---------------   ---------------
      Total fixed income securities              6,910            (25,682)                --             (6,180)          335,542
   Free-standing derivatives, net                  339                 --                 --                 --             1,076
   Other assets                                     --                 --                 --                 --            27,826
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3 ASSETS     $         7,249    $       (25,682)   $            --    $        (6,180)  $       364,444
                                       ===============    ===============    ===============    ===============   ===============

LIABILITIES
  Contractholder funds: Derivatives
    embedded in life and annuity
    contracts                          $            --    $            --    $            --    $            --   $        (9,197)
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3
      LIABILITIES                      $            --    $            --    $            --    $            --   $        (9,197)
                                       ===============    ===============    ===============    ===============   ===============

----------
(1) The effect to net income totals $8.8 million and is reported in the Statements of Operations and Comprehensive Income as
    follows: $(6.6) million in realized capital gains and losses, $6.7 million in net investment income, $(297) thousand in interest credited to contractholder funds and $9.0 million in contract benefits.

     The following table presents the rollforward of Level 3 assets and liabilities held at fair value on a recurring basis during the year ended December 31, 2012.

($ IN THOUSANDS)                                          TOTAL GAINS (LOSSES) INCLUDED IN:
                                        BALANCE AS OF     ----------------------------------      TRANSFERS         TRANSFERS
                                         DECEMBER 31,          NET                                  INTO              OUT OF
                                            2011            INCOME (1)            OCI              LEVEL 3            LEVEL 3
                                       ---------------    ---------------    ---------------    ---------------   ---------------
ASSETS
  Fixed income securities:
    Municipal                          $        50,422    $            50    $         3,082    $        18,576   $            --
    Corporate                                  223,643              3,854             11,224             52,629                --
    RMBS                                         2,730                 --                 --                 --            (2,730)
    ABS                                         26,425                 --              3,668                 --                --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
      Total fixed income securities            303,220              3,904             17,974             71,205            (2,730)
   Free-standing derivatives, net               (2,867)              (296)                --                 --                --
   Other assets                                 16,869             17,786                 --                 --                --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3 ASSETS     $       317,222    $        21,394    $        17,974    $        71,205   $        (2,730)
                                       ===============    ===============    ===============    ===============   ===============

LIABILITIES
  Contractholder funds: Derivatives
    embedded in life and annuity
    contracts                          $       (21,854)   $         3,977    $            --    $            --   $            --
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3
      LIABILITIES                      $       (21,854)   $         3,977    $            --    $            --   $            --
                                       ===============    ===============    ===============    ===============   ===============

                                                                                                                  BALANCE AS  OF
                                                                                                                    DECEMBER 31,
                                          PURCHASES            SALES             ISSUES           SETTLEMENTS          2012
                                       ---------------    ---------------    ---------------    ---------------   ---------------
ASSETS
  Fixed income securities:
    Municipal                          $            --    $        (2,251)   $            --    $        (2,207)  $        67,672
    Corporate                                   18,029            (18,812)                --            (30,216)          260,351
    RMBS                                            --                 --                 --                 --                --
    ABS                                             --             (1,866)                --             (1,257)           26,970
                                       ---------------    ---------------    ---------------    ---------------   ---------------
      Total fixed income securities             18,029            (22,929)                --            (33,680)          354,993
   Free-standing derivatives, net                3,471                 --                 --                 (2)              306
   Other assets                                     --                 --                 --                 --            34,655
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3 ASSETS     $        21,500    $       (22,929)   $            --    $       (33,682)  $       389,954
                                       ===============    ===============    ===============    ===============   ===============

LIABILITIES
  Contractholder funds: Derivatives
    embedded in life and annuity
    contracts                          $            --    $            --    $            --    $            --   $       (17,877)
                                       ---------------    ---------------    ---------------    ---------------   ---------------
    TOTAL RECURRING LEVEL 3
     LIABILITIES                       $            --    $            --    $            --    $            --   $       (17,877)
                                       ===============    ===============    ===============    ===============   ===============

----------
(1) The effect to net income totals $25.4 million and is reported in the Statements of Operations and Comprehensive Income as
    follows: $14.3 million in realized capital gains and losses, $7.1 million in net investment income, $(142) thousand in interest credited to contractholder funds and $4.1 million in contract benefits.

     Transfers between level categorizations may occur due to changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. Transfers between level categorizations may also occur due to changes in the valuation source. For example, in situations where a fair value quote is not provided by the Company's independent third-party valuation service provider and as a result the price is stale or has been replaced with a broker quote whose inputs have not been corroborated to be market observable, the security is transferred into Level 3. Transfers in and out of level categorizations are reported as having occurred at the beginning of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized and changes in unrealized gains and losses in the quarter of transfer are reflected in the Level 3 rollforward table.

     There were no transfers between Level 1 and Level 2 during 2014, 2013 or 2012.

     Transfers into Level 3 during 2014, 2013 and 2012 included situations where a fair value quote was not provided by the Company's independent third-party valuation service provider and as a result the price was stale or had been replaced with a broker quote where the inputs had not been corroborated to be market observable resulting in the security being classified as Level 3. Transfers out of Level 3 during 2014, 2013 and 2012 included situations where a broker quote was used in the prior period and a fair value quote became available from the Company's independent third-party valuation service provider in the current period. A quote utilizing the new pricing source was not available as of the prior period, and any gains or losses related to the change in valuation source for individual securities were not significant.

     The following table provides the change in unrealized gains and losses included in net income for Level 3 assets and liabilities held as of December 31.

          ($ IN THOUSANDS)                                    2014            2013            2012
                                                          -------------   -------------   -------------
          ASSETS
           Fixed income securities:
             Municipal                                    $        (395)  $      (1,458)  $          54
             Corporate                                            7,099           6,633           4,912
                                                          -------------   -------------   -------------
               Total fixed income securities                      6,704           5,175           4,966
             Free-standing derivatives, net                        (533)            431            (279)
             Other assets                                        56,735          (6,829)         17,786
                                                          -------------   -------------   -------------
               TOTAL RECURRING LEVEL 3 ASSETS             $      62,906   $      (1,223)  $      22,473
                                                          =============   =============   =============

          LIABILITIES
             Contractholder funds: Derivatives
               embedded in life and annuity contracts     $       1,806   $       8,680   $       3,977
                                                          -------------   -------------   -------------
               TOTAL RECURRING LEVEL 3 LIABILITIES        $       1,806   $       8,680   $       3,977
                                                          =============   =============   =============

     The amounts in the table above represent the change in unrealized gains and losses included in net income for the period of time that the asset or liability was determined to be in Level 3. These gains and losses total $64.7 million in 2014 and are reported as follows: $55.7 million in realized capital gains and losses, $7.2 million in net investment income, $(151) thousand in interest credited to contractholder funds and $2.0 million in contract benefits. These gains and losses total $7.5 million in 2013 and are reported as follows:
$(7.9) million in realized capital gains and losses, $6.7 million in net investment income, $(297) thousand in interest credited to contractholder funds and $9.0 million in contract benefits. These gains and losses total $26.5 million in 2012 and are reported as follows: $16.3 million in realized capital gains and losses, $6.2 million in net investment income, $(142) thousand in interest credited to contractholder funds and $4.1 million in contract benefits.

     Presented below are the carrying values and fair value estimates of financial instruments not carried at fair value.

FINANCIAL ASSETS

($ IN THOUSANDS)                                     DECEMBER 31, 2014             DECEMBER 31, 2013
                                                ---------------------------   ---------------------------
                                                  CARRYING        FAIR          CARRYING        FAIR
                                                   VALUE          VALUE          VALUE          VALUE
                                                ------------   ------------   ------------   ------------
Mortgage loans                                  $    493,792   $    526,433   $    514,489   $    534,241
Cost method limited partnerships                      52,543         59,330         41,419         44,401

     The fair value of mortgage loans is based on discounted contractual cash flows or, if the loans are impaired due to credit reasons, the fair value of collateral less costs to sell. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral. The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds. The fair value measurements for mortgage loans and cost method limited partnerships are categorized as Level 3.

FINANCIAL LIABILITIES

($ IN THOUSANDS)                                     DECEMBER 31, 2014             DECEMBER 31, 2013
                                                ---------------------------   ---------------------------
                                                  CARRYING        FAIR          CARRYING        FAIR
                                                    VALUE         VALUE          VALUE          VALUE
                                                ------------   ------------   ------------   ------------
Contractholder funds on investment contracts    $  2,491,461   $  2,615,231   $  2,771,149   $  2,912,758
Liability for collateral                             101,095        101,095         62,610         62,610

     The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for the Company's own credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. The liability for collateral is valued at carrying value due to its short-term nature. The fair value measurements for contractholder funds on investment contracts are categorized as Level 3. The fair value measurements for liability for collateral are categorized as Level 2.

7.   DERIVATIVE FINANCIAL INSTRUMENTS AND OFF-BALANCE SHEET FINANCIAL
     INSTRUMENTS

     The Company uses derivatives to manage risks with certain assets and liabilities arising from the potential adverse impacts from changes in risk-free interest rates and foreign currency fluctuations.

     Asset-liability management is a risk management strategy that is principally employed to balance the respective interest-rate sensitivities of the Company's assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are utilized to change the interest rate characteristics of existing assets and liabilities to ensure the relationship is maintained within specified ranges and to reduce exposure to rising or falling interest rates. The Company uses foreign currency forwards primarily to reduce the foreign currency risk associated with holding foreign currency denominated investments. The Company also has a reinsurance treaty that is recorded as a derivative instrument, under which it primarily cedes reinvestment related risk on its structured settlement annuities to ALIC.

     The Company also has derivatives embedded in non-derivative host contracts that are required to be separated from the host contracts and accounted for at fair value with changes in fair value of embedded derivatives reported in net income. The Company's primary embedded derivatives are guaranteed minimum accumulation and withdrawal benefits in reinsured variable annuity contracts; equity options in life product contracts, which provide equity returns to contractholders; and conversion options in fixed income securities, which provide the Company with the right to convert the instrument into a predetermined number of shares of common stock.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements. Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive or pay to terminate the derivative contracts at the reporting date. The carrying value amounts for OTC derivatives are further adjusted for the effects, if any, of enforceable master netting agreements and are presented on a net basis, by counterparty agreement, in the Statements of Financial Position. The Company's interest rate cap agreements and foreign currency forwards are subject to enforceable master netting agreements; however, no offset amounts were required to net the carrying values as of December 31, 2014 or 2013.

     Non-hedge accounting is generally used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements to permit the application of hedge accounting. For non-hedge derivatives, net income includes changes in fair value and accrued periodic settlements, when applicable. With the exception of non-hedge embedded derivatives, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting hedge or non-hedge derivative financial instruments on at least a quarterly basis.

     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2014. None of these derivatives are designated as accounting hedging instruments.

($ IN THOUSANDS)                                                                VOLUME-      FAIR
                                                                               NOTIONAL      VALUE,       GROSS        GROSS
                                                    BALANCE SHEET LOCATION      AMOUNT        NET         ASSET      LIABILITY
                                                    -----------------------   ----------   ----------   ----------   ----------
ASSET DERIVATIVES
INTEREST RATE CONTRACTS
  Interest rate cap agreements                         Other investments      $   28,600   $      554   $      554   $       --
FOREIGN CURRENCY CONTRACTS
  Foreign currency forwards                            Other investments           7,001           46           46           --
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
  Conversion options                                Fixed income securities           42           --           --           --
OTHER CONTRACTS
  Structured settlement annuity reinsurance
     agreement                                           Other assets                 --       84,561       84,561           --
                                                                              ----------   ----------   ----------   ----------
TOTAL ASSET DERIVATIVES                                                       $   35,643   $   85,161   $   85,161   $       --
                                                                              ==========   ==========   ==========   ==========

LIABILITY DERIVATIVES
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
 Guaranteed accumulation benefits                    Contractholder funds     $  115,611   $   (5,966)  $       --   $   (5,966)
 Guaranteed withdrawal benefits                      Contractholder funds         25,955         (679)          --         (679)
 Equity-indexed options in life product contracts    Contractholder funds         13,325         (746)          --         (746)
                                                                              ----------   ----------   ----------   ----------
TOTAL LIABILITY DERIVATIVES                                                      154,891       (7,391)  $       --   $   (7,391)
                                                                              ==========   ==========   ==========   ==========

TOTAL DERIVATIVES                                                             $  190,534   $   77,770
                                                                              ==========   ==========

     The following table provides a summary of the volume and fair value positions of derivative instruments as well as their reporting location in the Statement of Financial Position as of December 31, 2013. None of these derivatives are designated as accounting hedging instruments.

($ IN THOUSANDS)                                                                VOLUME-      FAIR
                                                         BALANCE SHEET         NOTIONAL      VALUE,       GROSS        GROSS
                                                           LOCATION             AMOUNT        NET         ASSET      LIABILITY
                                                    -----------------------   ----------   ----------   ----------   ----------
ASSET DERIVATIVES
INTEREST RATE CONTRACTS
  Interest rate cap agreements                         Other investments      $   40,100   $    1,076   $    1,076   $       --
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
  Conversion options                                Fixed income securities           42           --           --           --
OTHER CONTRACTS
  Structured settlement annuity reinsurance
     agreement                                           Other assets                 --       27,826       27,826           --
                                                                              ----------   ----------   ----------   ----------
TOTAL ASSET DERIVATIVES                                                       $   40,142   $   28,902   $   28,902   $       --
                                                                              ==========   ==========   ==========   ==========

LIABILITY DERIVATIVES
EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS
 Guaranteed accumulation benefits                    Contractholder funds     $  136,770   $   (7,925)  $       --   $   (7,925)
 Guaranteed withdrawal benefits                      Contractholder funds         28,924         (677)          --         (677)
 Equity-indexed options in life product contracts    Contractholder funds          9,581         (595)          --         (595)
                                                                              ----------   ----------   ----------   ----------
TOTAL LIABILITY DERIVATIVES                                                      175,275       (9,197)  $       --   $   (9,197)
                                                                              ==========   ==========   ==========   ==========

TOTAL DERIVATIVES                                                             $  215,417   $   19,705
                                                                              ==========   ==========

     The following tables present gains and losses from valuation and settlements reported on derivatives not designated as accounting hedging instruments in the Statements of Operations and Comprehensive Income for the years ended December 31.

     ($ IN THOUSANDS)
                                            REALIZED                       INTEREST      TOTAL GAIN (LOSS)
                                            CAPITAL                      CREDITED TO       RECOGNIZED IN
                                           GAINS AND       CONTRACT     CONTRACTHOLDER     NET INCOME ON
                                             LOSSES        BENEFITS         FUNDS           DERIVATIVES
                                          ------------   ------------   --------------   -----------------
     2014
     Interest rate contracts              $       (533)  $         --   $           --   $            (533)
     Foreign currency contracts                    (48)            --               --                 (48)
     Embedded derivative financial
      instruments                                   --          1,957             (151)              1,806
     Other contracts - structured
      settlement annuity reinsurance
      agreement                                 53,305             --               --              53,305
                                          ------------   ------------   --------------   -----------------
        Total                             $     52,724   $      1,957   $         (151)  $          54,530
                                          ============   ============   ==============   =================

     2013
     Interest rate contracts              $        431   $         --   $           --   $             431
     Embedded derivative financial
      instruments                                  (83)         8,977             (297)              8,597
     Other contracts - structured
      settlement annuity reinsurance
      agreement                                (10,297)            --               --             (10,297)
                                          ------------   ------------   --------------   -----------------
        Total                             $     (9,949)  $      8,977   $         (297)  $          (1,269)
                                          ============   ============   ==============   =================

     2012
     Interest rate contracts              $       (296)  $         --   $           --   $            (296)
     Embedded derivative financial
      instruments                                  (13)         4,119             (142)              3,964
     Other contracts - structured
      settlement annuity reinsurance
      agreement                                 14,276             --               --              14,276
                                          ------------   ------------   --------------   -----------------
        Total                             $     13,967   $      4,119   $         (142)  $          17,944
                                          ============   ============   ==============   =================

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements ("MNAs") and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2014, the Company did not have any collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

     Counterparty credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of OTC derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

     The following table summarizes the counterparty credit exposure as of December 31 by counterparty credit rating as it relates to the Company's OTC derivatives.

($ IN THOUSANDS)                        2014                                                 2013
                  ----------------------------------------------------  ----------------------------------------------------
                  NUMBER OF                               EXPOSURE,     NUMBER OF                               EXPOSURE,
                   COUNTER-    NOTIONAL     CREDIT         NET OF       COUNTER-     NOTIONAL     CREDIT         NET OF
RATING (1)         PARTIES    AMOUNT (2)  EXPOSURE (2)  COLLATERAL (2)   PARTIES    AMOUNT (2)  EXPOSURE (2)  COLLATERAL (2)
----------------  ---------   ----------  ------------  --------------  ---------   ----------  ------------  --------------
A+                        1   $   15,200  $        310  $          310          1   $   21,700  $        624  $          624
A                         2        4,500           110             110          2       10,700           227             227
BBB+                      1       10,901           158             158          1        2,700           156             156
BBB                       1        5,000            22              22          1        5,000            69              69
                  ---------   ----------  ------------  --------------  ---------   ----------  ------------  --------------
Total                     5   $   35,601  $        600  $          600          5   $   40,100  $      1,076  $        1,076
                  =========   ==========  ============  ==============  =========   ==========  ============  ==============

----------
(1) Rating is the lower of S&P or Moody's ratings.
(2) Only OTC derivatives with a net positive fair value are included for each counterparty.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

     Certain of the Company's derivative instruments contain credit-risk-contingent termination events, cross-default provisions and credit support annex agreements. Credit-risk-contingent termination events allow the counterparties to terminate the derivative on certain dates if the Company's financial strength credit ratings by Moody's or S&P fall below a certain level or in the event the Company is no longer rated by either Moody's or S&P. Credit-risk-contingent cross-default provisions allow the counterparties to terminate the derivative instruments if the Company defaults by pre-determined threshold amounts on certain debt instruments. Credit-risk-contingent credit support annex agreements specify the amount of collateral the Company must post to counterparties based on the Company's financial strength credit ratings by Moody's or S&P, or in the event the Company is no longer rated by either Moody's or S&P. The Company had no derivative instruments with termination, cross-default or collateral credit-risk-contingent features that were in a liability position as of December 31, 2014 or 2013.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

     The contractual amounts of off-balance-sheet financial instruments relating to commitments to invest in limited partnership interests and commitments to extend mortgage loans totaled $190.7 million and $9.0 million, respectively, as of December 31, 2014 and $198.2 million and zero, respectively, as of December 31, 2013. The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance sheet financial instruments with credit risk.

     Commitments to invest in limited partnership interests represent agreements to acquire new or additional participation in certain limited partnership investments. The Company enters into these agreements in the normal course of business. Because the investments in limited partnerships are not actively traded, it is not practical to estimate the fair value of these commitments.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. The fair value of these commitments is insignificant.

8.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     As of December 31, the reserve for life-contingent contract benefits consists of the following:

          ($ IN THOUSANDS)                                             2014           2013
                                                                   ------------   ------------
          Immediate fixed annuities:
            Structured settlement annuities                        $  2,010,807   $  1,903,194
            Other immediate fixed annuities                              54,834         43,775
          Traditional life insurance                                    201,661        192,114
          Accident and health insurance                                  11,209         10,396
          Other                                                           1,845          1,837
                                                                   ------------   ------------
            Total reserve for life-contingent contract benefits    $  2,280,356   $  2,151,316
                                                                   ============   ============

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits.

          PRODUCT                        MORTALITY                   INTEREST RATE            ESTIMATION METHOD
---------------------------   --------------------------------   ---------------------   ---------------------------
Structured settlement         U.S. population with projected     Interest rate           Present value of
  annuities                   calendar year improvements;        assumptions range       contractually specified
                              mortality rates adjusted for       from 2.9% to 9.0%       future benefits
                              each impaired life based on
                              reduction in life expectancy

Other immediate fixed         1983 individual annuity            Interest rate           Present value of expected
  annuities                   mortality table; Annuity 2000      assumptions range       future benefits based on
                              mortality table with internal      from 0% to 11.5%        historical experience
                              modifications; Annuity 2000
                              mortality table

Traditional life insurance    Actual company experience plus     Interest rate           Net level premium reserve
                              loading                            assumptions range       method using the
                                                                 from 4.0% to 8.0%       Company's withdrawal
                                                                                         experience rates;
                                                                                         includes reserves for
                                                                                         unpaid claims
Accident and health           Actual company experience plus     Interest rate           Unearned premium;
  insurance                   loading                            assumptions range       additional contract
                                                                 from 3.5% to 6.0%       reserves for mortality
                                                                                         risk and unpaid claims

Other:                        Annuity 2012 mortality table       Interest rate           Projected benefit ratio
  Variable annuity            with internal modifications        assumptions range       applied to cumulative
    guaranteed minimum                                           from 2.6% to 5.8%       assessments
    death benefits (1)

----------
(1)  In 2006, the Company disposed of its variable annuity business through a reinsurance agreement with The Prudential Insurance
     Company of America, a subsidiary of Prudential Financial, Inc. (collectively "Prudential").

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $257.3 million and $168.3 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2014 and 2013, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     As of December 31, contractholder funds consist of the following:

               ($ IN THOUSANDS)                          2014           2013
                                                     ------------   ------------
               Interest-sensitive life insurance     $    718,126   $    696,878
               Investment contracts:
                 Fixed annuities                        2,660,522      2,952,798
                 Other investment contracts                23,946         20,881
                                                     ------------   ------------
                   Total contractholder funds        $  3,402,594   $  3,670,557
                                                     ============   ============

     The following table highlights the key contract provisions relating to contractholder funds:

               PRODUCT                             INTEREST RATE                  WITHDRAWAL/SURRENDER CHARGES
---------------------------------------   --------------------------------   ----------------------------------------
Interest-sensitive life insurance         Interest rates credited range      Either a percentage of account balance
                                          from 0% to 9.0% for equity-        or dollar amount grading off generally
                                          indexed life (whose returns are    over 20 years
                                          indexed to the S&P 500) and 2.7%
                                          to 5.1% for all other products

Fixed annuities                           Interest rates credited range      Either a declining or a level
                                          from 0% to 9.0% for immediate      percentage charge generally over ten
                                          annuities and 1.0% to 5.0% for     years or less.  Additionally,
                                          other fixed annuities              approximately 12.7% of fixed annuities
                                                                             are subject to market value adjustment
                                                                             for discretionary withdrawals

Other investment contracts:               Interest rates used in             Withdrawal and surrender charges are
  Guaranteed minimum income,              establishing reserves range        based on the terms of the related
    accumulation and withdrawal           from 1.7% to 10.3%                 interest-sensitive life insurance or
    benefits on variable annuities (1)                                       fixed annuity contract
    and secondary guarantees on
    interest-sensitive life insurance
    and fixed annuities

----------
(1)  In 2006, the Company disposed its variable annuity business through a reinsurance agreement with Prudential.

     Contractholder funds activity for the years ended December 31 is as follows:

          ($ IN THOUSANDS)                            2014           2013           2012
                                                  ------------   ------------   ------------
          Balance, beginning of year              $  3,670,557   $  3,958,440   $  4,344,897
          Deposits                                     105,626        109,282        115,708
          Interest credited                            118,957        129,687        144,284
          Benefits                                    (145,889)      (152,822)      (149,800)
          Surrenders and partial withdrawals          (279,835)      (284,755)      (409,575)
          Contract charges                             (71,332)       (70,856)       (67,695)
          Net transfers from separate accounts             143            153             38
          Other adjustments                              4,367        (18,572)       (19,417)
                                                  ------------   ------------   ------------
          Balance, end of year                    $  3,402,594   $  3,670,557   $  3,958,440
                                                  ============   ============   ============

     The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $322.1 million and $362.5 million of equity, fixed income and balanced mutual funds and $50.6 million and $65.0 million of money market mutual funds as of December 31, 2014 and 2013, respectively.

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

     ($ IN MILLIONS)                                                                  DECEMBER 31,
                                                                              ---------------------------
                                                                                  2014           2013
                                                                              ------------   ------------
     IN THE EVENT OF DEATH
      Separate account value                                                  $      372.7   $      427.4
      Net amount at risk (1)                                                  $       10.1   $       12.2
      Average attained age of contractholders                                     65 years       65 years

     AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
      Separate account value                                                  $       26.2   $       29.9
      Net amount at risk (2)                                                  $        1.9   $        2.0
      Weighted average waiting period until annuitization options available           None           None

     FOR CUMULATIVE PERIODIC WITHDRAWALS
      Separate account value                                                  $       24.9   $       28.6
      Net amount at risk (3)                                                  $        0.2   $        0.2

     ACCUMULATION AT SPECIFIED DATES
      Separate account value                                                  $      112.8   $      135.8
      Net amount at risk (4)                                                  $        1.7   $        1.7
      Weighted average waiting period until guarantee date                         3 years        4 years

----------
(1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance as of the balance sheet date.
(2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
(3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance as of the balance sheet date.
(4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract excess guarantee benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract excess guarantee benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future fund values, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the projected excess guaranteed minimum death benefit payments. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the projected account balance at the time of annuitization.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

     Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

     The following table summarizes the liabilities for guarantees:

($ IN THOUSANDS)                         LIABILITY FOR                       LIABILITY FOR
                                           GUARANTEES       LIABILITY FOR      GUARANTEES
                                        RELATED TO DEATH      GUARANTEES       RELATED TO
                                          BENEFITS AND        RELATED TO      ACCUMULATION
                                       INTEREST-SENSITIVE       INCOME       AND WITHDRAWAL
                                         LIFE PRODUCTS         BENEFITS         BENEFITS         TOTAL
                                       ------------------   --------------   --------------   -----------
Balance, December 31, 2013 (1)         $           11,619   $        2,341   $        8,602   $    22,562
  Less reinsurance recoverables                     1,680            2,333            8,602        12,615
                                       ------------------   --------------   --------------   -----------
Net balance as of December 31, 2013                 9,939                8               --         9,947
Incurred guarantee benefits                         5,189               (4)              --         5,185
Paid guarantee benefits                                --               --               --            --
                                       ------------------   --------------   --------------   -----------
  Net change                                        5,189               (4)              --         5,185
Net balance as of December 31, 2014                15,128                4               --        15,132
  Plus reinsurance recoverables                     1,725            2,171            6,645        10,541
                                       ------------------   --------------   --------------   -----------
Balance, December 31, 2014 (2)         $           16,853   $        2,175   $        6,645   $    25,673
                                       ==================   ==============   ==============   ===========

Balance, December 31, 2012 (3)         $           10,463   $        5,174   $       17,579   $    33,216
  Less reinsurance recoverables                     2,077            5,166           17,579        24,822
                                       ------------------   --------------   --------------   -----------
Net balance as of December 31, 2012                 8,386                8               --         8,394
Incurred guarantee benefits                         1,553               --               --         1,553
Paid guarantee benefits                                --               --               --            --
                                       ------------------   --------------   --------------   -----------
  Net change                                        1,553               --               --         1,553
Net balance as of December 31, 2013                 9,939                8               --         9,947
  Plus reinsurance recoverables                     1,680            2,333            8,602        12,615
                                       ------------------   --------------   --------------   -----------
Balance, December 31, 2013 (1)         $           11,619   $        2,341   $        8,602   $    22,562
                                       ==================   ==============   ==============   ===========

----------
(1)  Included in the total liability balance as of December 31, 2013 are reserves for variable annuity death benefits of
     $1.7 million, variable annuity income benefits of $2.3 million, variable annuity accumulation benefits of $7.9 million, variable annuity withdrawal benefits of $1.0 million and other guarantees of $9.9 million.
(2)  Included in the total liability balance as of December 31, 2014 are reserves for variable annuity death benefits of
     $1.7 million, variable annuity income benefits of $2.2 million, variable annuity accumulation benefits of $6.0 million, variable annuity withdrawal benefits of $1.0 million and other guarantees of $15.1 million.
(3)  Included in the total liability balance as of December 31, 2012 are reserves for variable annuity death benefits of
     $2.1 million, variable annuity income benefits of $5.2 million, variable annuity accumulation benefits of $15.5 million, variable annuity withdrawal benefits of $2.1 million and other guarantees of 8.4 million.

9.  REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance is similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies.

     As of December 31, 2014 and 2013, for certain term life insurance policies, the Company ceded up to 90% of the mortality risk depending on the year of policy issuance. Further, the Company cedes the mortality risk associated with coverage in excess of $2 million per life to ALIC. Prior to July 1, 2013, the Company ceded mortality risk in excess of $250 thousand per life to ALIC.

     In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $189.9 million and $203.3 million as of December 31, 2014 and 2013, respectively, due from Prudential related to the disposal of its variable annuity business that was effected through reinsurance agreements. In 2014, premiums and contract charges of $8.2 million, contract benefits of $1.4 million, interest credited to contractholder funds of $5.2 million, and operating costs and expenses of $1.3 million were ceded to Prudential. In 2013, premiums and contract charges of $9.0 million, contract benefits of $11.0 million, interest credited to contractholder funds of $5.5 million, and operating costs and expenses of $1.5 million were ceded to Prudential. In 2012, premiums and contract charges of $8.4 million, contract benefits of $1.9 million, interest credited to contractholder funds of $6.0 million, and operating costs and expenses of $1.4 million were ceded to Prudential. In addition, as of December 31, 2014 and 2013 the Company had reinsurance recoverables of

$22 thousand and $228 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

     As of December 31, 2014, the gross life insurance in force was $39.29 billion of which $539.8 million and $9.39 billion was ceded to affiliated and unaffiliated reinsurers, respectively.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ IN THOUSANDS)                                            2014           2013           2012
                                                        ------------   ------------   ------------
Direct                                                  $    155,439   $    155,193   $    152,197
Assumed - non-affiliate                                          830            835            849
Ceded
  Affiliate                                                   (2,238)        (3,961)       (35,904)
  Non-affiliate                                              (21,515)       (23,140)       (23,417)
                                                        ------------   ------------   ------------
    Premiums and contract charges, net of reinsurance   $    132,516   $    128,927   $     93,725
                                                        ============   ============   ============

     The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ IN THOUSANDS)                                            2014           2013           2012
                                                        ------------   ------------   ------------
Direct                                                  $    227,796   $    213,437   $    196,463
Assumed - non-affiliate                                          381          1,008            709
Ceded
  Affiliate                                                   (8,363)        (6,440)        (4,865)
  Non-affiliate                                               (6,535)        (4,288)       (11,393)
                                                        ------------   ------------   ------------
    Contract benefits, net of reinsurance               $    213,279   $    203,717   $    180,914
                                                        ============   ============   ============

     The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ IN THOUSANDS)                                            2014           2013           2012
                                                        ------------   ------------   ------------
Direct                                                  $    123,747   $    135,354   $    150,355
Assumed - non-affiliate                                           15             25             17
Ceded
  Non-affiliate                                               (5,158)        (5,468)        (6,032)
                                                        ------------   ------------   ------------
    Interest credited to contractholder funds, net of
       reinsurance                                      $    118,604   $    129,911   $    144,340
                                                        ============   ============   ============

     In addition to amounts included in the table above are reinsurance premiums ceded to ALIC of $3.4 million in 2014 and $3.5 million in each of 2013 and 2012 under the terms of the structured settlement annuity reinsurance agreement (see
Note 4).

10.  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisition costs for the years ended December 31 are as follows:

($ IN THOUSANDS)                                            2014           2013           2012
                                                        ------------   ------------   ------------
Balance, beginning of year                              $    129,836   $    130,201   $    132,614
Acquisition costs deferred                                    17,240         19,553         19,423
Amortization charged to income                               (13,213)       (29,783)       (13,145)
Effect of unrealized gains and losses                          1,419          9,865         (8,691)
                                                        ------------   ------------   ------------
Balance, end of year                                    $    135,282   $    129,836   $    130,201
                                                        ============   ============   ============

     DSI activity, which primarily relates to fixed annuities and interest-sensitive life contracts, for the years ended December 31 was as follows:

($ IN THOUSANDS)                                            2014           2013           2012
                                                        ------------   ------------   ------------
Balance, beginning of year                              $      1,737   $      1,717   $      2,019
Sales inducements deferred                                       242            381            409
Amortization charged to income                                   112           (604)          (465)
Effect of unrealized gains and losses                            (32)           243           (246)
                                                        ------------   ------------   ------------
Balance, end of year                                    $      2,059   $      1,737   $      1,717
                                                        ============   ============   ============

11.  GUARANTEES AND CONTINGENT LIABILITIES

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue assessments when the entity for which the insolvency relates has met its state of domicile's statutory definition of insolvency and the amount of the loss is reasonably estimable. In most states, the definition is met with a declaration of financial insolvency by a court of competent jurisdiction. In certain states there must also be a final order of liquidation. As of December 31, 2014 and 2013, the liability balance included in other liabilities and accrued expenses was $742 thousand and $8.9 million, respectively. The related premium tax offsets included in other assets were $3.6 million and $8.3 million as of December 31, 2014 and 2013, respectively.

GUARANTEES

     Related to the disposal through reinsurance of our variable annuity business to Prudential in 2006, the Company, ALIC and the Corporation have agreed to indemnify Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC and their agents, including certain liabilities arising from the Company's and ALIC's provision of transition services. The reinsurance agreements contain no limitations or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees. Management does not believe this agreement will have a material effect on results of operations, cash flows or financial position of the Company.

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestitures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2014.

REGULATION AND COMPLIANCE

     The Company is subject to extensive laws, regulations and regulatory actions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation, regulate the nature of and amount of investments, impose fines and penalties for unintended errors or mistakes, and otherwise expand overall regulation of insurance products and the insurance industry. In addition, the Company is subject to laws and regulations administered and enforced by federal agencies and other organizations, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, and the U.S. Department of Justice. The Company has established procedures and policies to facilitate compliance with laws and regulations, to foster prudent business operations, and to support financial reporting. The Company routinely reviews its practices to validate compliance with laws and regulations and with internal procedures and policies. As a result of these reviews, from time to time the Company may decide to modify some of its procedures and policies. Such modifications, and the reviews that led to them, may be accompanied by payments being made and costs being incurred. The ultimate changes and eventual effects of these actions on the Company's business, if any, are uncertain.

12.  INCOME TAXES

     The Company joins with the Corporation and its other subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group's 2009 and 2010 federal income tax returns and a final settlement related to the examination was approved by the IRS Appeals Division on September 19, 2014. The Allstate Group's tax years prior to 2009 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of the Allstate Group's tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

     The Company had no liability for unrecognized tax benefits as of December 31, 2014, 2013 or 2012, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities as of December 31 are as follows:

             ($ IN THOUSANDS)                                           2014            2013
                                                                    ------------    ------------
             DEFERRED ASSETS
             Unrealized foreign currency translation adjustments    $        359    $         --
             Accrued liabilities                                              41              41
             Other assets                                                    115              --
                                                                    ------------    ------------
              Total deferred assets                                          515              41
                                                                    ------------    ------------
             DEFERRED LIABILITIES
             Unrealized net capital gains                                (91,691)        (81,841)
             Difference in tax bases of investments                      (64,725)        (40,544)
             DAC                                                         (28,375)        (25,395)
             Life and annuity reserves                                   (25,871)        (21,051)
             Unrealized foreign currency translation adjustments              --            (143)
             Other liabilities                                            (2,802)         (4,408)
                                                                    ------------    ------------
              Total deferred liabilities                                (213,464)       (173,382)
                                                                    ------------    ------------
               Net deferred liability                               $   (212,949)   $   (173,341)
                                                                    ============    ============

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company's assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

     The components of income tax expense for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                          2014           2013           2012
                                                ------------   ------------   ------------

          Current                               $     38,729   $      6,463   $      7,286
          Deferred                                    30,260         15,998         20,260
                                                ------------   ------------   ------------
           Total income tax expense             $     68,989   $     22,461   $     27,546
                                                ============   ============   ============

     The Company paid income taxes of $21.1 million and $11.7 million in 2014 and 2013, respectively, and received a refund of $5.9 million in 2012.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                    2014           2013           2012
                                                ------------   ------------   ------------

       Statutory federal income tax rate                35.0%          35.0%          35.0%
       State income tax expense                          0.8            2.3            1.7
       Other                                            (0.4)          (1.5)          (1.2)
                                                ------------   ------------   ------------
        Effective income tax rate                       35.4%          35.8%          35.5%
                                                ============   ============   ============

13.  STATUTORY FINANCIAL INFORMATION AND DIVIDEND LIMITATIONS

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing certain investments and establishing deferred taxes on a different basis.

     Statutory net income was $31.3 million, $25.9 million and $18.8 million in 2014, 2013 and 2012, respectively. Statutory capital and surplus was $562.1 million and $553.9 million as of December 31, 2014 and 2013, respectively.

DIVIDEND LIMITATIONS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the New York Department of Financial Services ("NYDFS") is limited to formula amounts based on capital and surplus and net gain from operations excluding realized capital gains and losses, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. During 2015, the Company will not be able to pay dividends without prior NYDFS approval. Any dividend must be paid out of unassigned surplus excluding unrealized appreciation from investments, which totaled $401.8 million as of December 31, 2014, and cannot result in capital and surplus being less than the minimum amount required by law.

     Under state insurance laws, insurance companies are required to maintain paid up capital of not less than the minimum capital requirement applicable to the types of insurance they are authorized to write. Insurance companies are also subject to risk-based capital ("RBC") requirements adopted by state insurance regulators. A company's "authorized control level RBC" is calculated using various factors applied to certain financial balances and activity. Companies that do not maintain statutory capital and surplus at a level in excess of the company action level RBC, which is two times authorized control level RBC, are required to take specified actions. Company action level RBC is significantly in excess of the minimum capital requirements. Total statutory capital and surplus and authorized control level RBC of the Company were $562.1 million and $66.9 million, respectively, as of December 31, 2014.

14.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     Defined benefit pension plans, sponsored by the Corporation, cover most full-time employees, certain part-time employees and employee-agents. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The cost allocated to the Company for the pension plans was $832 thousand, $5.3 million, and $3.6 million in 2014, 2013 and 2012, respectively.

     The Corporation has reserved the right to modify or terminate its benefit plans at any time and for any reason.

ALLSTATE 401(k) SAVINGS PLAN

     Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The cost allocated to the Company for the Allstate Plan was $998 thousand, $773 thousand, and $717 thousand in 2014, 2013 and 2012, respectively.

15.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income (loss) income on a pre-tax and after-tax basis for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                                                                                   2014
                                                                                            ---------------------------------------
                                                                                              PRE-TAX         TAX        AFTER-TAX
                                                                                            -----------   -----------   -----------
          Unrealized net holding gains arising during the period, net of related offsets    $    92,340   $   (32,319)  $    60,021
          Less: reclassification adjustment of realized  capital gains and losses                64,197       (22,469)       41,728
                                                                                            -----------   -----------   -----------
          Unrealized net capital gains and losses                                                28,143        (9,850)       18,293
          Unrealized foreign currency translation adjustments                                    (1,436)          502          (934)
                                                                                            -----------   -----------   -----------
          Other comprehensive income                                                        $    26,707   $    (9,348)  $    17,359
                                                                                            ===========   ===========   ===========

                                                                                                             2013
                                                                                            ---------------------------------------
                                                                                              PRE-TAX         TAX        AFTER-TAX
                                                                                            -----------   -----------   -----------
          Unrealized net holding losses arising during the period, net of related offsets   $  (112,511)  $    39,379   $   (73,132)
          Less: reclassification adjustment of realized  capital gains and losses                27,975        (9,791)       18,184
                                                                                            -----------   -----------   -----------
          Unrealized net capital gains and losses                                              (140,486)       49,170       (91,316)
          Unrealized foreign currency translation adjustments                                     1,312          (459)          853
                                                                                            -----------   -----------   -----------
          Other comprehensive loss                                                          $  (139,174)  $    48,711   $   (90,463)
                                                                                            ===========   ===========   ===========

                                                                                                             2012
                                                                                            ---------------------------------------
                                                                                              PRE-TAX         TAX        AFTER-TAX
                                                                                            -----------   -----------   -----------
          Unrealized net holding gains arising during the period, net of related offsets    $    75,239   $   (26,333)  $    48,906
          Less: reclassification adjustment of realized  capital gains and losses                   431          (151)          280
                                                                                            -----------   -----------   -----------
          Unrealized net capital gains and losses                                                74,808       (26,182)       48,626
          Unrealized foreign currency translation adjustments                                      (642)          225          (417)
                                                                                            -----------   -----------   -----------
          Other comprehensive income                                                        $    74,166   $   (25,957)  $    48,209
                                                                                            ===========   ===========   ===========

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                      SCHEDULE I - SUMMARY OF INVESTMENTS
                   OTHER THAN INVESTMENTS IN RELATED PARTIES
                               DECEMBER 31, 2014

($ IN THOUSANDS)                                                                                                 AMOUNT AT
                                                                                                                   WHICH
                                                                                      COST/                       SHOWN IN
                                                                                    AMORTIZED       FAIR        THE BALANCE
                                                                                      COST          VALUE          SHEET
                                                                                  -------------  ------------  -------------
TYPE OF INVESTMENT
Fixed maturities:
 Bonds:
  United States government, government agencies and authorities                   $     229,639  $    279,967  $     279,967
  States, municipalities and political subdivisions                                     661,021       782,957        782,957
  Foreign governments                                                                   338,199       396,676        396,676
  Public utilities                                                                      616,598       706,555        706,555
  Convertibles and bonds with warrants attached                                           1,500         2,371          2,371
  All other corporate bonds                                                           2,806,083     3,004,068      3,004,068
 Residential mortgage-backed securities                                                  94,130        98,325         98,325
 Commercial mortgage-backed securities                                                  129,490       134,892        134,892
 Asset-backed securities                                                                 73,922        74,600         74,600
 Redeemable preferred stocks                                                              8,959        10,636         10,636
                                                                                   ------------  ------------  -------------
  Total fixed maturities                                                              4,959,541  $  5,491,047      5,491,047
                                                                                   ------------  ============  -------------

Equity securities:
 Common stocks:
  Public utilities                                                                        5,239  $      5,281          5,281
  Banks, trusts and insurance companies                                                  14,483        14,622         14,622
  Industrial, miscellaneous and all other                                               180,279       180,672        180,672
 Nonredeemable preferred stocks                                                           5,548         5,547          5,547
                                                                                   ------------  ------------  -------------
  Total equity securities                                                               205,549       206,122        206,122
                                                                                                 ============

Mortgage loans on real estate (none acquired in satisfaction of debt)                   493,792  $    526,433        493,792
                                                                                                 ============
Policy loans                                                                             39,993                       39,993
Derivative instruments                                                                      600  $        600            600
                                                                                                 ============
Limited partnership interests                                                           212,947                      212,947
Short-term investments                                                                  138,371  $    138,372        138,372
                                                                                  -------------  ============  -------------
  Total investments                                                               $   6,050,793                $   6,582,873
                                                                                  =============                =============

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                           SCHEDULE IV - REINSURANCE

($ IN THOUSANDS)                                                                                                 PERCENTAGE
                                                               CEDED TO          ASSUMED                          OF AMOUNT
                                                GROSS           OTHER          FROM OTHER          NET             ASSUMED
                                                AMOUNT       COMPANIES (1)      COMPANIES         AMOUNT           TO NET
                                           ---------------  ---------------  ---------------  ---------------  ---------------
YEAR ENDED DECEMBER 31, 2014
Life insurance in force                    $    38,743,278  $     9,927,519  $       550,942  $    29,366,701              1.9%
                                           ===============  ===============  ===============  ===============

Premiums and contract charges:
 Life insurance                            $       139,430  $        22,352  $           830  $       117,908              0.7%
 Accident and health insurance                      16,009            1,401               --           14,608               --%
                                           ---------------  ---------------  ---------------  ---------------
 Total premiums and contract charges       $       155,439  $        23,753  $           830  $       132,516              0.6%
                                           ===============  ===============  ===============  ===============

YEAR ENDED DECEMBER 31, 2013
Life insurance in force                    $    37,835,153  $    10,303,425  $       578,980  $    28,110,708              2.1%
                                           ===============  ===============  ===============  ===============

Premiums and contract charges:
 Life insurance                            $       140,834  $        25,564  $           835  $       116,105              0.7%
 Accident and health insurance                      14,359            1,537               --           12,822               --%
                                           ---------------  ---------------  ---------------  ---------------
 Total premiums and contract charges       $       155,193  $        27,101  $           835  $       128,927              0.6%
                                           ===============  ===============  ===============  ===============

YEAR ENDED DECEMBER 31, 2012
Life insurance in force                    $    36,532,268  $    16,858,998  $       602,378  $    20,275,648              3.0%
                                           ===============  ===============  ===============  ===============

Premiums and contract charges:
 Life insurance                            $       138,973  $        57,654  $           849  $        82,168              1.0%
 Accident and health insurance                      13,224            1,667               --           11,557               --%
                                           ---------------  ---------------  ---------------  ---------------
 Total premiums and contract charges       $       152,197  $        59,321  $           849  $        93,725              0.9%
                                           ===============  ===============  ===============  ===============
----------
(1) No reinsurance or coinsurance income was netted against premiums ceded in 2014, 2013 or 2012.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
            SCHEDULE V - VALUATION ALLOWANCES AND QUALIFYING ACCOUNTS

($ IN THOUSANDS)                                                              ADDITIONS
                                                                    -----------------------------
                                                     BALANCE AS OF    CHARGED TO                                      BALANCE AS OF
                                                       BEGINNING       COSTS AND        OTHER                            END OF
DESCRIPTION                                            OF PERIOD       EXPENSES       ADDITIONS        DEDUCTIONS        PERIOD
-----------                                         --------------  --------------   ------------    --------------  --------------
YEAR ENDED DECEMBER 31, 2014
Allowance for estimated losses on mortgage loans    $        1,832  $       (1,110)  $         --    $          722  $           --

YEAR ENDED DECEMBER 31, 2013
Allowance for estimated losses on mortgage loans    $          --   $        1,832   $         --    $           --  $        1,832

YEAR ENDED DECEMBER 31, 2012
Allowance for estimated losses on mortgage loans    $          637  $         (637)  $         --    $           --  $           --

         -----------------------------------------------------------------------
         ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
         FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 AND FOR THE PERIODS ENDED DECEMBER 31, 2014 AND 2013, AND REPORT OF INDEPENDENT REGISTERED
         PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Allstate Life of New York Variable Life Separate Account A and Board of Directors of
Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

CHICAGO, IL

MARCH 31, 2015

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Deutsche
                                                                                                                     Investments
                                                                                                                      Variable
                        AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein     Insurance
                              Fund              Fund              Fund              Fund              Fund              Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS               VPS            Deutsche
                             Growth         International     International       Small Cap       Small/Mid Cap      Equity 500
                               and             Growth             Value            Growth             Value           Index VIP
                         Income Class A        Class A           Class A           Class A           Class A           Class A
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          11,003 $          18,335 $          13,921 $          16,760 $           1,658 $         137,771
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          11,003 $          18,335 $          13,921 $          16,760 $           1,658 $         137,771
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          11,003 $          18,335 $          13,921 $          16,760 $           1,658 $         137,771
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          11,003 $          18,335 $          13,921 $          16,760 $           1,658 $         137,771
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      366               963             1,029               799                76             6,750
                        ================= ================= ================= ================= ================= =================
Cost of investments     $           7,622 $          16,667 $          14,185 $          14,672 $           1,482 $          91,951
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT
  VALUE (a)
    Lowest              $           16.26 $            9.05 $            7.23 $           20.31 $           18.62 $           30.70
                        ================= ================= ================= ================= ================= =================
    Highest             $           16.26 $            9.05 $            7.23 $           20.31 $           18.62 $           30.70
                        ================= ================= ================= ================= ================= =================

(a) The high and low accumulation unit value ("AUV") are reported at the same amount where there is only one policy offered for investment in the Sub-Account. Otherwise, when more than one policy is available for investment, a high and low AUV is reported.

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Deutsche
                           Investments                          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Deutsche          Variable          Variable          Variable          Variable
                            Insurance         Variable          Insurance         Insurance         Insurance         Insurance
                              Trust           Series II       Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Deutsche          Deutsche
                            Small Cap       Global Income                                             VIP
                            Index VIP        Builder VIP        VIP Asset            VIP            Emerging             VIP
                             Class A           Class A           Manager         Contrafund          Markets        Equity-Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          68,175 $          67,001 $          69,393 $       1,007,786 $           5,344 $         648,622
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          68,175 $          67,001 $          69,393 $       1,007,786 $           5,344 $         648,622
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          68,175 $          67,001 $          69,393 $       1,007,786 $           5,344 $         648,622
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          68,175 $          67,001 $          69,393 $       1,007,786 $           5,344 $         648,622
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    3,936             2,721             4,046            26,975               587            26,725
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          49,101 $          60,000 $          59,641 $         658,169 $           5,313 $         553,627
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           37.69 $           16.62 $           22.97 $           16.06 $           10.88 $           14.56
                        ================= ================= ================= ================= ================= =================
    Highest             $           37.69 $           16.62 $           22.97 $           36.93 $           10.88 $           26.38
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                 VIP               VIP                                 VIP               VIP
                                               Growth             High               VIP           Index 500 -       Investment
                           VIP Growth         & Income           Income           Index 500       Service Class      Grade Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         716,116 $          22,053 $          14,422 $         925,817 $         170,361 $         278,809
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         716,116 $          22,053 $          14,422 $         925,817 $         170,361 $         278,809
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         716,116 $          22,053 $          14,422 $         925,817 $         170,361 $         278,809
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         716,116 $          22,053 $          14,422 $         925,817 $         170,361 $         278,809
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   11,281             1,061             2,613             4,448               821            21,799
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         410,559 $          16,018 $          15,159 $         651,219 $         125,710 $         278,428
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           15.92 $           15.82 $           15.45 $           25.25 $           16.76 $           14.14
                        ================= ================= ================= ================= ================= =================
    Highest             $           23.79 $           15.82 $           15.45 $           25.25 $           16.76 $           17.21
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Franklin
                            Insurance         Insurance         Insurance         Insurance         Insurance         Templeton
                          Products Fund     Products Fund     Products Fund     Products Fund     Products Fund      Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                      Franklin
                               VIP               VIP                                VIP                VIP           High Income
                               Mid              Money              VIP              Real              Value              VIP
                               Cap             Market           Overseas           Estate          Strategies       Fund Class 1
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          33,169 $         272,395 $         232,695 $          14,071 $           6,266 $          10,323
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          33,169 $         272,395 $         232,695 $          14,071 $           6,266 $          10,323
                        ================= ================= ================= ================= ================= =================

NET ASSETS
Accumulation units      $          33,169 $         272,395 $         232,695 $          14,071 $           6,266 $          10,323
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          33,169 $         272,395 $         232,695 $          14,071 $           6,266 $          10,323
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      880           272,395            12,444               713               412             1,559
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          29,274 $         272,395 $         213,594 $          11,450 $           4,740 $          10,621
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           17.01 $           10.30 $           19.81 $           16.32 $           16.67 $           16.12
                        ================= ================= ================= ================= ================= =================
    Highest             $           17.01 $           14.64 $           19.81 $           16.32 $           16.67 $           16.12
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin          Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton         Templeton
                           Investments       Investments       Investments       Investments       Investments       Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Franklin       Franklin Mutual      Franklin          Franklin          Franklin          Franklin
                             Income            Global            Mutual             Small           Small-Mid         Strategic
                               VIP            Discovery          Shares           Cap Value        Cap Growth          Income
                          Fund Class 1    VIP Fund Class 1  VIP Fund Class 1  VIP Fund Class 1 VIP Fund Class 1   VIP Fund Class 1
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          15,824 $           1,871 $           3,921 $          31,981 $          14,307 $           5,620
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          15,824 $           1,871 $           3,921 $          31,981 $          14,307 $           5,620
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          15,824 $           1,871 $           3,921 $          31,981 $          14,307 $           5,620
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          15,824 $           1,871 $           3,921 $          31,981 $          14,307 $           5,620
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      960                83               171             1,402               573               472
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          15,251 $           1,803 $           3,055 $          25,816 $          12,744 $           5,923
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           14.89 $           15.56 $           14.66 $           17.26 $           17.76 $           14.95
                        ================= ================= ================= ================= ================= =================
    Highest             $           14.89 $           15.56 $           14.66 $           17.26 $           17.76 $           14.95
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin
                            Templeton         Templeton         Ibbotson          Ibbotson          Ibbotson          Ibbotson
                           Investments       Investments          Fund              Fund              Fund              Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Franklin          Templeton        Aggressive         Balanced        Conservative         Growth
                         U.S. Government       Global            Growth              ETF               ETF               ETF
                           Securities           Bond            ETF Asset           Asset             Asset             Asset
                        VIP Fund Class 1  VIP Fund Class 1     Allocation        Allocation        Allocation        Allocation
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          16,575 $          22,358 $         134,215 $         220,303 $          36,432 $         243,341
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          16,575 $          22,358 $         134,215 $         220,303 $          36,432 $         243,341
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          16,575 $          22,358 $         134,215 $         220,303 $          36,432 $         243,341
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          16,575 $          22,358 $         134,215 $         220,303 $          36,432 $         243,341
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    1,275             1,205            11,384            19,376             3,233            21,592
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          17,170 $          22,832 $         118,937 $         206,917 $          36,626 $         211,350
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           12.61 $           16.47 $           13.08 $           13.32 $           12.48 $           13.31
                        ================= ================= ================= ================= ================= =================
    Highest             $           12.61 $           16.47 $           20.25 $           17.56 $           13.50 $           19.37
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Ibbotson           Invesco           Invesco           Invesco           Invesco           Invesco
                              Fund              Funds             Funds             Funds             Funds             Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Income and                                                                               Invesco V.I.
                             Growth         Invesco V.I.      Invesco V.I.                        Invesco V.I.       Growth and
                            ETF Asset         American          American        Invesco V.I.       Government        Income Fund
                           Allocation         Franchise           Value          Core Equity       Securities        - Series I
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          70,414 $         215,867 $           4,514 $          22,750 $          41,327 $         227,150
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          70,414 $         215,867 $           4,514 $          22,750 $          41,327 $         227,150
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          70,414 $         215,867 $           4,514 $          22,750 $          41,327 $         227,150
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          70,414 $         215,867 $           4,514 $          22,750 $          41,327 $         227,150
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    6,442             3,933               227               555             3,520             9,032
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          68,979 $         151,158 $           3,654 $          15,161 $          41,950 $         176,917
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           12.89 $           14.82 $           18.07 $           18.44 $           11.10 $           16.34
                        ================= ================= ================= ================= ================= =================
    Highest             $           15.34 $           14.82 $           18.07 $           18.44 $           11.10 $           32.17
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Invesco
                             Invesco           Invesco           Invesco            Funds          Janus Aspen       Janus Aspen
                              Funds             Funds             Funds          (Class II)          Series            Series
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                            Invesco V.I.      Invesco V.I.      Invesco V.I.
                          Invesco V.I.         Mid Cap            Value            Mid Cap
                           High Yield        Core Equity       Opportunity         Growth           Balanced         Enterprise
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          24,342 $          98,018 $          74,381 $         220,029 $          11,350 $          12,973
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          24,342 $          98,018 $          74,381 $         220,029 $          11,350 $          12,973
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          24,342 $          98,018 $          74,381 $         220,029 $          11,350 $          12,973
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          24,342 $          98,018 $          74,381 $         220,029 $          11,350 $          12,973
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    4,402             6,971             7,559            38,333               361               210
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          23,466 $          88,159 $          58,265 $         121,486 $          10,254 $           9,956
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           12.29 $           21.29 $           16.54 $           24.29 $           17.12 $           17.44
                        ================= ================= ================= ================= ================= =================
    Highest             $           12.29 $           21.29 $           16.54 $           24.29 $           17.12 $           17.44
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Janus Aspen
                           Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen         Series
                             Series            Series            Series            Series            Series       (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                     Mid
                            Flexible            Forty            Global              Cap                              Balanced
                              Bond            Portfolio        Technology           Value           Overseas      (Service Shares)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          16,580 $          78,133 $           8,924 $           4,362 $          16,152 $         298,792
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          16,580 $          78,133 $           8,924 $           4,362 $          16,152 $         298,792
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          16,580 $          78,133 $           8,924 $           4,362 $          16,152 $         298,792
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          16,580 $          78,133 $           8,924 $           4,362 $          16,152 $         298,792
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    1,384             1,940             1,059               232               496             9,063
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          17,290 $          69,443 $           6,373 $           3,985 $          20,167 $         256,482
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           15.29 $           14.07 $           19.05 $           16.33 $            8.19 $           28.13
                        ================= ================= ================= ================= ================= =================
    Highest             $           15.29 $           28.03 $           19.05 $           16.33 $            8.19 $           28.13
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Legg Mason          Legg Mason
                           Janus Aspen       Janus Aspen       Janus Aspen        Lazard           Partners            Partners
                             Series            Series            Series         Retirement         Variable            Variable
                        (Service Shares)  (Service Shares)  (Service Shares)   Series, Inc.   Portfolios I, Inc.  Portfolios I, Inc.
                           Sub-Account       Sub-Account       Sub-Account      Sub-Account       Sub-Account         Sub-Account
                        ----------------- ----------------- ----------------- --------------- ------------------- ------------------
                                                                                                  Legg Mason
                                                                                                  ClearBridge         Legg Mason
                                               Mid Cap                           Emerging          Variable         Western Assets
                         Global Research        Value           Overseas          Markets          Large Cap        Variable Global
                        (Service Shares)  (Service Shares)  (Service Shares)      Equity         Value Class I      High Yield Bond
                        ----------------- ----------------- ----------------- --------------- ------------------- ------------------
ASSETS
Investments, at fair
  value                 $          36,220 $         132,766 $          73,048 $        26,483 $         144,933   $          98,874
                        ----------------- ----------------- ----------------- --------------- ------------------- ------------------
    Total assets        $          36,220 $         132,766 $          73,048 $        26,483 $         144,933   $          98,874
                        ================= ================= ================= =============== =================== ==================
NET ASSETS
Accumulation units      $          36,220 $         132,766 $          73,048 $        26,483 $         144,933   $          98,874
                        ----------------- ----------------- ----------------- --------------- ------------------- ------------------
    Total net assets    $          36,220 $         132,766 $          73,048 $        26,483 $         144,933   $          98,874
                        ================= ================= ================= =============== =================== ==================
FUND SHARE INFORMATION
Number of shares                      888             7,219             2,315           1,327             7,444              13,325
                        ================= ================= ================= =============== =================== ==================
Cost of investments     $          25,127 $         111,484 $          94,610 $        26,321 $         148,306   $         107,248
                        ================= ================= ================= =============== =================== ==================
ACCUMULATION UNIT VALUE
    Lowest              $           23.74 $           25.15 $            8.11 $         51.94 $           22.94   $           19.83
                        ================= ================= ================= =============== =================== ==================
    Highest             $           23.74 $           25.15 $            8.11 $         51.94 $           22.94   $           19.83
                        ================= ================= ================= =============== =================== ==================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                              Trust             Trust             Trust             Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                            MFS Investors
                            MFS High           Growth         MFS Investors        MFS New          MFS Total
                         Yield Portfolio        Stock             Trust           Discovery          Return         MFS Utilities
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          53,969 $          48,802 $          14,484 $         299,458 $          78,518 $          69,946
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          53,969 $          48,802 $          14,484 $         299,458 $          78,518 $          69,946
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          53,969 $          48,802 $          14,484 $         299,458 $          78,518 $          69,946
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          53,969 $          48,802 $          14,484 $         299,458 $          78,518 $          69,946
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    8,833             3,043               476            18,349             3,230             2,060
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          54,831 $          34,230 $          10,353 $         258,681 $          64,042 $          53,182
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           10.69 $           23.30 $           23.35 $           42.21 $           27.80 $           55.47
                        ================= ================= ================= ================= ================= =================
    Highest             $           10.69 $           23.30 $           23.35 $           42.21 $           27.80 $           55.47
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Variable          Variable          Variable          Variable          Variable
                              Trust         Account Funds     Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                               Oppenheimer       Oppenheimer
                                             Oppenheimer          Core            Discovery        Oppenheimer       Oppenheimer
                            MFS Value      Capital Income         Bond          MidCap Growth     Equity Income        Global
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $          56,724 $           8,995 $           3,118 $         114,077 $           7,146 $           6,066
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $          56,724 $           8,995 $           3,118 $         114,077 $           7,146 $           6,066
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          56,724 $           8,995 $           3,118 $         114,077 $           7,146 $           6,066
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $          56,724 $           8,995 $           3,118 $         114,077 $           7,146 $           6,066
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,789               613               392             1,447               591               154
                        ================= ================= ================= ================= ================= =================
Cost of investments     $          38,258 $           7,612 $           3,062 $          68,434 $           5,585 $           4,995
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           25.30 $           11.11 $            9.52 $           18.92 $           17.79 $           14.65
                        ================= ================= ================= ================= ================= =================
    Highest             $           25.30 $           11.11 $            9.52 $           18.92 $           17.79 $           14.65
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Oppenheimer                            PIMCO             PIMCO
                           Oppenheimer       Oppenheimer        Variable          Panorama          Variable          Variable
                            Variable          Variable           Account           Series           Insurance         Insurance
                          Account Funds     Account Funds      Funds (SS)        Fund, Inc.           Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Oppenheimer       Oppenheimer
                             Global          Main Street                         Oppenheimer
                            Strategic           Small          Oppenheimer      International
                             Income              Cap           Global (SS)         Growth         Foreign Bond      Money Market
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $           4,284 $         632,391 $         349,994 $         157,469 $          49,645 $         134,519
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $           4,284 $         632,391 $         349,994 $         157,469 $          49,645 $         134,519
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $           4,284 $         632,391 $         349,994 $         157,469 $          49,645 $         134,519
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $           4,284 $         632,391 $         349,994 $         157,469 $          49,645 $         134,519
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                      808            23,810             8,949            68,168             4,555           134,519
                        ================= ================= ================= ================= ================= =================
Cost of investments     $           4,363 $         429,600 $         268,513 $         113,714 $          46,532 $         134,519
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           13.36 $           20.02 $           22.99 $           12.62 $           20.74 $           11.74
                        ================= ================= ================= ================= ================= =================
    Highest             $           13.36 $           43.81 $           22.99 $           41.57 $           20.74 $           11.74
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                              PIMCO             PIMCO            Putnam            Putnam
                            Variable          Variable          Variable          Variable            Rydex         T. Rowe Price
                            Insurance         Insurance           Trust             Trust           Variable           Equity
                              Trust             Trust          (Class IA)        (Class IA)           Trust         Series, Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                    Guggenheim
                                                                              VT International       VT U.S.        T. Rowe Price
                              PIMCO             PIMCO         VT High Yield      Value Fund        Long Short         Blue Chip
                           Real Return      Total Return       (Class IA)        (Class IA)        Equity Fund         Growth
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         109,041 $         192,141 $          68,567 $          85,382 $          33,202 $         199,316
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         109,041 $         192,141 $          68,567 $          85,382 $          33,202 $         199,316
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         109,041 $         192,141 $          68,567 $          85,382 $          33,202 $         199,316
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         109,041 $         192,141 $          68,567 $          85,382 $          33,202 $         199,316
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    8,512            17,155            10,054             8,547             2,202             9,619
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         111,481 $         187,230 $          67,214 $          72,778 $          26,630 $         103,270
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           16.68 $           20.37 $           26.95 $           24.55 $           23.27 $           25.15
                        ================= ================= ================= ================= ================= =================
    Highest             $           16.68 $           20.37 $           26.95 $           24.55 $           23.27 $           25.15
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price          The               The               The               The          The Universal
                             Equity             Alger             Alger             Alger             Alger         Institutional
                          Series, Inc.       Portfolios        Portfolios        Portfolios        Portfolios        Funds, Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                  Alger             Alger             Alger        Morgan Stanley
                                                Alger            Capital          Large Cap          MidCap         UIF Emerging
                          T. Rowe Price       Balanced        Appreciation         Growth            Growth            Markets
                          Equity Income       Class I-2         Class I-2         Class I-2         Class I-2          Class I
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
  value                 $         430,833 $           1,399 $         239,775 $         255,284 $         341,098 $          11,305
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total assets        $         430,833 $           1,399 $         239,775 $         255,284 $         341,098 $          11,305
                        ================= ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $         430,833 $           1,399 $         239,775 $         255,284 $         341,098 $          11,305
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Total net assets    $         430,833 $           1,399 $         239,775 $         255,284 $         341,098 $          11,305
                        ================= ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                   14,352                97             3,361             4,345            17,210               809
                        ================= ================= ================= ================= ================= =================
Cost of investments     $         304,018 $           1,237 $         178,698 $         195,218 $         245,342 $          11,114
                        ================= ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
    Lowest              $           30.83 $           13.59 $           19.09 $           16.01 $           13.62 $            8.64
                        ================= ================= ================= ================= ================= =================
    Highest             $           30.83 $           13.59 $           43.59 $           24.04 $           34.64 $            8.64
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF NET ASSETS
DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                 Van Eck           Van Eck           Van Eck
                          The Universal     The Universal       Worldwide         Worldwide         Worldwide
                          Institutional     Institutional       Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.          Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- -----------------
                         Morgan Stanley    Morgan Stanley        Van Eck                             Van Eck
                               UIF            UIF U.S.          Worldwide          Van Eck          Worldwide
                             Growth          Real Estate        Emerging          Worldwide       Multi-Manager
                             Class I           Class I           Markets         Hard Assets      Alternatives
                        ----------------- ----------------- ----------------- ----------------- -----------------
ASSETS
Investments, at fair
   value                $          63,021 $         122,837 $         115,762 $          58,329 $          15,479
                        ----------------- ----------------- ----------------- ----------------- -----------------
   Total assets         $          63,021 $         122,837 $         115,762 $          58,329 $          15,479
                        ================= ================= ================= ================= =================
NET ASSETS
Accumulation units      $          63,021 $         122,837 $         115,762 $          58,329 $          15,479
                        ----------------- ----------------- ----------------- ----------------- -----------------
   Total net assets     $          63,021 $         122,837 $         115,762 $          58,329 $          15,479
                        ================= ================= ================= ================= =================
FUND SHARE INFORMATION
Number of shares                    2,051             6,102             8,939             2,299             1,536
                        ================= ================= ================= ================= =================
Cost of investments     $          40,263 $          85,840 $         105,963 $          67,428 $          15,157
                        ================= ================= ================= ================= =================
ACCUMULATION UNIT VALUE
   Lowest               $           18.65 $           43.17 $           33.06 $           29.36 $           12.03
                        ================= ================= ================= ================= =================
   Highest              $           28.91 $           43.17 $           33.06 $           29.36 $           12.03
                        ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Deutsche
                                                                                                                     Investments
                                                                                                                      Variable
                        AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein AllianceBernstein     Insurance
                              Fund              Fund              Fund              Fund              Fund            Trust (b)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                               VPS               VPS               VPS               VPS               VPS            Deutsche
                             Growth         International     International       Small Cap       Small/Mid Cap      Equity 500
                               and             Growth             Value            Growth             Value           Index VIP
                         Income Class A        Class A           Class A           Class A           Class A         Class A (c)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             134 $               - $             530 $               - $              11 $           2,368
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   134                 -               530                 -                11             2,368
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             1,058             1,517               423             3,493               284            14,941
    Cost of investments
      sold                            733             1,323               388             2,732               242            10,417
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   325               194                35               761                42             4,524
Realized gain
  distributions                         -                 -                 -             1,375               176             4,248
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        325               194                35             2,136               218             8,772
Change in
  unrealized gains
  (losses)                            465              (343)           (1,454)           (2,472)              (98)            5,004
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                     790              (149)           (1,419)             (336)              120            13,776
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             924 $            (149)$            (889)$            (336)$             131 $          16,144
                        ================= ================= ================= ================= ================= =================

(b) Previously known as DWS Investments Variable Insurance Trust
(c) Previously known as DWS VIP Equity 500 Index A

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Deutsche
                           Investments                          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Deutsche          Variable          Variable          Variable          Variable
                            Insurance         Variable          Insurance         Insurance         Insurance         Insurance
                            Trust (b)       Series II (e)     Products Fund     Products Fund     Products Fund     Products Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Deutsche          Deutsche
                            Small Cap       Global Income                                              VIP
                            Index VIP        Builder VIP        VIP Asset            VIP            Emerging             VIP
                           Class A (d)       Class A (f)         Manager         Contrafund          Markets        Equity-Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             632 $           1,930 $           1,050 $           9,357 $              19 $          18,225
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net investment
      income (loss)                   632             1,930             1,050             9,357                19            18,225
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                         4,781             1,349            18,355            50,942               660            71,778
    Cost of
      investments sold              3,533             1,158            15,315            34,067               612            60,176
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

      Realized gains
        (losses) on
        fund shares                 1,248               191             3,040            16,875                48            11,602

Realized gain
  distributions                     3,598             6,363             3,554            19,631                 -             8,874
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized gains
      (losses)                      4,846             6,554             6,594            36,506                48            20,476

Change in
 unrealized gains
 (losses)                          (2,351)           (6,107)           (3,124)           62,263               (58)           15,380
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                   2,495               447             3,470            98,769               (10)           35,856
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           3,127 $           2,377 $           4,520 $         108,126 $               9 $          54,081
                        ================= ================= ================= ================= ================= =================

(b) Previously known as DWS Investments Variable Insurance Trust
(d) Previously known as DWS VIP Small Cap Index A
(e) Previously known as DWS Variable Series II
(f) Previously known as DWS VIP Global Income Builder A

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Insurance
                            Products          Products          Products          Products          Products          Products
                              Fund              Fund              Fund              Fund              Fund              Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                                 VIP               VIP                                 VIP               VIP
                                               Growth             High               VIP           Index 500 -       Investment
                           VIP Growth         & Income           Income           Index 500       Service Class      Grade Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           1,317 $             379 $             854 $          14,515 $           2,535 $           6,045
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net investment
      income (loss)                 1,317               379               854            14,515             2,535             6,045
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales            86,265             9,964            10,308            67,637             8,520            47,582
    Cost of
      investments sold             49,814             7,131             9,840            46,511             6,370            47,314
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

        Realized gains
          (losses) on
          fund shares              36,451             2,833               468            21,126             2,150               268

Realized gain
  distributions                         -                 5                 -               806               149               110
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized gains
      (losses)                     36,451             2,838               468            21,932             2,299               378

Change in
 unrealized gains
 (losses)                          38,740            (1,291)             (813)           64,044            14,418             9,380
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                  75,191             1,547              (345)           85,976            16,717             9,758
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          76,508 $           1,926 $             509 $         100,491 $          19,252 $          15,803
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Fidelity          Fidelity          Fidelity          Fidelity          Fidelity
                            Variable          Variable          Variable          Variable          Variable
                            Insurance         Insurance         Insurance         Insurance         Insurance         Franklin
                            Products          Products          Products          Products          Products          Templeton
                              Fund              Fund              Fund              Fund              Fund           Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

                                                                                                                      Franklin
                               VIP               VIP                                 VIP               VIP           High Income
                               Mid              Money              VIP              Real              Value              VIP
                               Cap             Market           Overseas           Estate          Strategies     Fund Class 1 (g)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $              84 $              26 $           3,324 $             234 $              65 $           1,134
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net investment
      income (loss)                    84                26             3,324               234                65             1,134
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             8,515            24,828            13,863            14,775               800             9,689
    Cost of investments
      sold                          7,548            24,828            11,868            12,253               587             9,488
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

        Realized gains
          (losses) on
          fund shares                 967                 -             1,995             2,522               213               201

Realized gain
  distributions                       755                 -                59               840                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized gains
      (losses)                      1,722                 -             2,054             3,362               213               201

Change in
 unrealized gains
 (losses)                             229                 -           (25,362)            1,038                83              (906)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                   1,951                 -           (23,308)            4,400               296              (705)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           2,035 $              26 $         (19,984)$           4,634 $             361 $             429
                        ================= ================= ================= ================= ================= =================

(g) Previously known as VIP High Income Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin          Franklin          Franklin          Franklin          Franklin
                            Templeton         Templeton         Templeton         Templeton         Templeton         Templeton
                           Investments       Investments       Investments       Investments       Investments       Investments
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Franklin       Franklin Mutual      Franklin          Franklin          Franklin          Franklin
                             Income            Global            Mutual             Small           Small-Mid         Strategic
                               VIP            Discovery          Shares           Cap Value        Cap Growth          Income
                              Fund            VIP Fund          VIP Fund          VIP Fund          VIP Fund          VIP Fund
                           Class 1 (h)       Class 1 (i)       Class 1 (j)       Class 1 (k)       Class 1 (l)       Class 1 (m)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             616 $              38 $              84 $             253 $               - $             298
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
     income (loss)                    616                38                84               253                 -               298
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             1,550               854               564             4,630             1,167             3,816
    Cost of investments
      sold                          1,394               760               430             3,441               995             3,774
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   156                94               134             1,189               172                42
Realized gain
  distributions                         -               106                19             2,197             2,429                95
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        156               200               153             3,386             2,601               137
Change in
 unrealized gains
 (losses)                            (270)             (130)               39            (3,254)           (1,584)             (282)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
       investments                   (114)               70               192               132             1,017              (145)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             502 $             108 $             276 $             385 $           1,017 $             153
                        ================= ================= ================= ================= ================= =================

(h) Previously known as VIP Income Securities
(i) Previously known as VIP Mutual Global Discovery Securities
(j) Previously known as VIP Mutual Shares Securities
(k) Previously known as VIP Small Cap Value Securities
(l) Previously known as VIP Small-Mid Cap Growth Securities
(m) Previously known as VIP Strategic Income Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014

-----------------------------------------------------------------------------------------------------------------------------------

                            Franklin          Franklin
                            Templeton         Templeton         Ibbotson          Ibbotson          Ibbotson          Ibbotson
                           Investments       Investments          Fund              Fund              Fund              Fund
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                            Franklin          Templeton
                         U.S. Government       Global          Aggressive         Balanced        Conservative         Growth
                           Securities           Bond             Growth              ETF               ETF               ETF
                            VIP Fund          VIP Fund          ETF Asset           Asset             Asset             Asset
                           Class 1 (n)       Class 1 (o)       Allocation        Allocation        Allocation        Allocation
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             469 $           1,132 $           1,520 $           3,004 $             455 $           2,941
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
     income (loss)                    469             1,132             1,520             3,004               455             2,941
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales               819             4,734            30,561            23,307             3,368            50,343
    Cost of investments
      sold                            853             4,666            26,302            21,629             3,319            42,579
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses)
        on fund shares                (34)               68             4,259             1,678                49             7,764
Realized gain
  distributions                         -                 -               960             3,238               527               512
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        (34)               68             5,219             4,916               576             8,276
Change in
 unrealized gains
 (losses)                             150              (714)           (1,484)              762              (175)              433
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                     116              (646)            3,735             5,678               401             8,709
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             585 $             486 $           5,255 $           8,682 $             856 $          11,650
                        ================= ================= ================= ================= ================= =================

(n) Previously known as VIP U.S. Government
(o) Previously known as VIP Global Income Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                            Ibbotson           Invesco           Invesco           Invesco           Invesco           Invesco
                              Fund              Funds             Funds             Funds             Funds             Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Income and                                                                                Invesco V.I.
                             Growth         Invesco V.I.      Invesco V.I.                        Invesco V.I.       Growth and
                            ETF Asset         American          American        Invesco V.I.       Government        Income Fund
                           Allocation         Franchise           Value          Core Equity       Securities        - Series I
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             998 $              89 $              20 $             188 $           1,273 $           3,873
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
     income (loss)                    998                89                20               188             1,273             3,873
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             7,396            29,215               766             1,052             4,185            20,748
    Cost of investments
      sold                          6,974            21,608               578               685             4,245            14,902
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses)
        on fund shares                422             7,607               188               367               (60)            5,846
Realized gain
  distributions                     1,186                 -               351               105                 -            25,186
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      1,608             7,607               539               472               (60)           31,032
Change in
 unrealized gains
 (losses)                            (602)            9,348              (156)            1,020               390           (13,383)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                   1,006            16,955               383             1,492               330            17,649
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           2,004 $          17,044 $             403 $           1,680 $           1,603 $          21,522
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Invesco
                             Invesco           Invesco           Invesco            Funds          Janus Aspen       Janus Aspen
                              Funds             Funds             Funds          (Class II)          Series            Series
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                             Invesco V.I.      Invesco V.I.      Invesco V.I.
                          Invesco V.I.         Mid Cap            Value            Mid Cap
                           High Yield        Core Equity       Opportunity         Growth           Balanced         Enterprise
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           1,224 $              39 $           1,014 $               - $             215 $              17
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 1,224                39             1,014                 -               215                17
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales             2,690             8,068            15,258            24,656             4,562             8,495
    Cost of investments
      sold                          2,534             6,780            11,801            14,267             4,164             5,825
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   156             1,288             3,457            10,389               398             2,670
Realized gain
  distributions                         -            11,131                 -                 -               338               723
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        156            12,419             3,457            10,389               736             3,393
Change in
  unrealized gains
  (losses)                           (931)           (8,113)              696             5,605                18            (1,876)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses)on
      investments                    (775)            4,306             4,153            15,994               754             1,517
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             449 $           4,345 $           5,167 $          15,994 $             969 $           1,534
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                     Janus Aspen
                           Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen         Series
                             Series            Series            Series            Series            Series       (Service Shares)
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                     Mid
                            Flexible            Forty            Global              Cap                              Balanced
                              Bond            Portfolio        Technology           Value           Overseas      (Service Shares)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             563 $             114 $               - $              53 $             575 $           4,341
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net investment
     income (loss)                    563               114                 -                53               575             4,341
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from sales               556             4,996             4,992             3,137            12,308             9,274
    Cost of investments
      sold                            576             3,827             3,359             2,603            12,665             8,008
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on fund
         shares                       (20)            1,169             1,633               534              (357)            1,266

Realized gain
  distributions                         -            21,041               534               355             1,856             7,104
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized gains
      (losses)                        (20)           22,210             2,167               889             1,499             8,370

Change in
  unrealized gains
  (losses)                            224           (16,039)           (1,347)             (505)           (3,969)            9,865
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                     204             6,171               820               384            (2,470)           18,235
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             767 $           6,285 $             820 $             437 $          (1,895)$          22,576
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Legg Mason        Legg Mason
                                                                                                    Partners          Partners
                           Janus Aspen       Janus Aspen       Janus Aspen         Lazard           Variable          Variable
                             Series            Series            Series          Retirement       Portfolios I,     Portfolios I,
                        (Service Shares)  (Service Shares)  (Service Shares)    Series, Inc.          Inc.              Inc.
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                    Legg Mason        Legg Mason
                                                                                                   ClearBridge       ClearBridge
                                                                                                    Variable          Variable
                                               Mid Cap                            Emerging         Fundamental        Large Cap
                         Global Research        Value           Overseas           Markets        All Cap Value         Value
                        (Service Shares)  (Service Shares)  (Service Shares)       Equity          Class I (p)         Class I
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $             332 $           1,596 $           2,322 $             473 $          23,838 $           2,477
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                   332             1,596             2,322               473            23,838             2,477
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                         2,230            11,978            10,194             2,605           122,396             1,633
    Cost of
      investments
      sold                          1,587             9,507            11,105             2,345           189,611             1,262
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   643             2,471              (911)              260           (67,215)              371
Realized gain
  distributions                         -            12,113             7,843               253            72,712             8,514
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        643            14,584             6,932               513             5,497             8,885
Change in
  unrealized gains
  (losses)                          1,403            (5,821)          (19,024)           (2,235)          (19,572)           (9,330)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                   2,046             8,763           (12,092)           (1,722)          (14,075)             (445)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           2,378 $          10,359 $          (9,770)$          (1,249)$           9,763 $           2,032
                        ================= ================= ================= ================= ================= =================

(p) For period beginning January 1, 2014 and ended December 5, 2014

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                           Legg Mason
                            Partners
                            Variable        MFS Variable      MFS Variable      MFS Variable      MFS Variable      MFS Variable
                          Portfolios I,       Insurance         Insurance         Insurance         Insurance         Insurance
                              Inc.              Trust             Trust             Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                           Legg Mason
                         Western Assets                      MFS Investors
                         Variable Global      MFS High           Growth         MFS Investors        MFS New          MFS Total
                         High Yield Bond   Yield Portfolio        Stock             Trust           Discovery          Return
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           7,379 $           3,332 $             239 $             128 $               - $           1,695
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 7,379             3,332               239               128                 -             1,695
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                        18,288            22,422             3,560               581            19,209            21,984
    Cost of
      investments
      sold                         17,644            21,724             2,499               406            12,799            18,035
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   644               698             1,061               175             6,410             3,949
Realized gain
  distributions                         -                 -             2,562             1,043            61,927             2,359
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        644               698             3,623             1,218            68,337             6,308
Change in
  unrealized gains
  (losses)                         (8,894)           (1,877)            1,126                69           (91,536)           (1,050)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                  (8,250)           (1,179)            4,749             1,287           (23,199)            5,258
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $            (871)$           2,153 $           4,988 $           1,415 $         (23,199)$           6,953
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                          MFS Variable      MFS Variable       Oppenheimer       Oppenheimer       Oppenheimer       Oppenheimer
                            Insurance         Insurance         Variable          Variable          Variable          Variable
                              Trust             Trust         Account Funds     Account Funds     Account Funds     Account Funds
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                Oppenheimer        Oppenheimer
                                                               Oppenheimer          Core            Discovery        Oppenheimer
                          MFS Utilities       MFS Value      Capital Income         Bond          MidCap Growth     Equity Income
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $           1,621 $           1,220 $             159 $             142 $               -  $            115
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                 1,621             1,220               159               142                 -               115
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                        14,628            33,083               817               222            14,936             5,052
    Cost of
      investments
      sold                         10,965            22,791               692               213             9,062             3,805
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                 3,663            10,292               125                 9             5,874             1,247
Realized gain
  distributions                     2,843             2,469                 -                 -                 -               307
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                      6,506            12,761               125                 9             5,874             1,554
Change in
  unrealized gains
  (losses)                            844            (6,719)              351                41               784              (948)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                   7,350             6,042               476                50             6,658               606
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $           8,971 $           7,262 $             635 $             192 $           6,658 $             721
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Oppenheimer                           PIMCO
                           Oppenheimer       Oppenheimer       Oppenheimer        Variable          Panorama          Variable
                            Variable          Variable          Variable           Account           Series           Insurance
                          Account Funds     Account Funds     Account Funds      Funds (SS)        Fund, Inc.           Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                             Oppenheimer       Oppenheimer
                                               Global          Main Street                         Oppenheimer
                           Oppenheimer        Strategic           Small          Oppenheimer      International
                             Global            Income              Cap           Global (SS)         Growth         Foreign Bond
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $              66 $             178 $           5,201 $           2,995 $           1,895 $             857
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                    66               178             5,201             2,995             1,895               857
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                           702               886            78,401            45,316             4,754             4,717
    Cost of
      investments
      sold                            555               886            52,471            32,901             3,192             4,626
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   147                 -            25,930            12,415             1,562                91
Realized gain
  distributions                       269                 -            83,552            15,760             3,335               316
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        416                 -           109,482            28,175             4,897               407

Change in
  unrealized gains
  (losses)                           (338)              (68)          (46,147)          (23,934)          (18,783)            3,723
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                      78               (68)           63,335             4,241           (13,886)            4,130
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $             144 $             110 $          68,536 $           7,236 $         (11,991)$           4,987
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                              PIMCO             PIMCO             PIMCO            Putnam            Putnam
                            Variable          Variable          Variable          Variable          Variable            Rydex
                            Insurance         Insurance         Insurance           Trust             Trust           Variable
                              Trust             Trust             Trust          (Class IA)        (Class IA)           Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                                      Guggenheim
                                                                                                 VT International       VT U.S.
                                                PIMCO             PIMCO         VT High Yield      Value Fund        Long Short
                          Money Market       Real Return      Total Return       (Class IA)        (Class IA)        Equity Fund
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $               9 $           1,544 $           4,136 $           4,027 $           1,370 $               -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                     9             1,544             4,136             4,027             1,370                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                        15,931            13,532            13,723             1,190             1,868             2,280
    Cost of
      investments
      sold                         15,931            13,674            13,385             1,135             1,461             1,902
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                     -              (142)              338                55               407               378

Realized gain
  distributions                         1                 -                 -                 -                 -                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                          1              (142)              338                55               407               378
Change in
  unrealized gains
  (losses)                              -             1,651             3,174            (2,932)          (10,486)              504
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                       1             1,509             3,512            (2,877)          (10,079)              882
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $              10 $           3,053 $           7,648 $           1,150 $          (8,709)$             882
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                          T. Rowe Price     T. Rowe Price          The               The               The               The
                             Equity            Equity             Alger             Alger             Alger             Alger
                          Series, Inc.      Series, Inc.       Portfolios        Portfolios        Portfolios        Portfolios
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                    Alger             Alger             Alger
                          T. Rowe Price                           Alger            Capital          Large Cap          MidCap
                            Blue Chip       T. Rowe Price       Balanced        Appreciation         Growth            Growth
                             Growth         Equity Income       Class I-2         Class I-2         Class I-2         Class I-2
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $               - $           7,374 $              27 $             218 $             394 $               -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                     -             7,374                27               218               394                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                        28,634            45,157               500            25,873            28,342            23,817
    Cost of
      investments
      sold                         15,117            31,892               449            17,776            18,227            17,914
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares               13,517            13,265                51             8,097            10,115             5,903
Realized gain
  distributions                         -                 -                 -            34,815            39,947                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                     13,517            13,265                51            42,912            50,062             5,903
Change in
  unrealized gains
  (losses)                          4,267            10,168                31           (13,716)          (25,020)           19,327
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                  17,784            23,433                82            29,196            25,042            25,230
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $          17,784 $          30,807 $             109 $          29,414 $          25,436 $          25,230
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Van Eck           Van Eck           Van Eck
                          The Universal     The Universal     The Universal       Worldwide         Worldwide         Worldwide
                          Institutional     Institutional     Institutional       Insurance         Insurance         Insurance
                           Funds, Inc.       Funds, Inc.       Funds, Inc.          Trust             Trust             Trust
                           Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                         Morgan Stanley    Morgan Stanley    Morgan Stanley        Van Eck                             Van Eck
                          UIF Emerging           UIF            UIF U.S.          Worldwide          Van Eck          Worldwide
                             Markets           Growth          Real Estate        Emerging          Worldwide       Multi-Manager
                             Class I           Class I           Class I           Markets         Hard Assets      Alternatives
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET INVESTMENT INCOME
  (LOSS)
Dividends               $              46 $               - $           1,568 $             616 $              62 $               -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net investment
      income (loss)                    46                 -             1,568               616                62                 -
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON
  INVESTMENTS
Realized gains (losses)
  on fund shares:
    Proceeds from
      sales                         1,788             5,271             7,594            15,563             5,948             1,746
    Cost of
      investments
      sold                          1,561             3,247             5,929            13,619             5,394             1,688
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
      Realized gains
        (losses) on
        fund shares                   227             2,024             1,665             1,944               554                58
Realized gain
  distributions                         -             4,177                 -            14,074                 -               213
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized gains
      (losses)                        227             6,201             1,665            16,018               554               271
Change in
  unrealized gains
  (losses)                           (708)           (2,533)           24,898           (17,139)          (13,403)             (439)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Net realized and
      change in
      unrealized gains
      (losses) on
      investments                    (481)            3,668            26,563            (1,121)          (12,849)             (168)
                        ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS            $            (435)$           3,668 $          28,131 $            (505)$         (12,787)$            (168)
                        ================= ================= ================= ================= ================= =================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                             AllianceBernstein Fund        AllianceBernstein Fund        AllianceBernstein Fund
                                                 Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      VPS                           VPS                           VPS
                                               Growth and Income            International Growth          International Value
                                                    Class A                       Class A                       Class A
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       134    $        93   $          -    $       150    $       530    $       639
Net realized gains (losses)                        325            158            194            134             35             20
Change in unrealized gains (losses)                465          1,900           (343)         1,607         (1,454)         1,406
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  924          2,151           (149)         1,891           (889)         2,065
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         3,616          3,232          4,766          4,848          2,695          2,406
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (461)          (220)          (557)           (93)             -              -
Loans - net                                          -              -             16           (574)             -              -
Policy maintenance charge                       (2,178)        (1,795)        (2,439)        (2,263)          (805)          (639)
Transfers among the sub-accounts
  and with the Fixed Account - net                  46              -            147            458          1,474            (92)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                       1,023          1,217          1,934          2,376          3,364          1,675
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                1,947          3,368          1,785          4,267          2,475          3,740

NET ASSETS AT BEGINNING OF PERIOD                9,056          5,688         16,550         12,283         11,446          7,706
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    11,003    $     9,056    $    18,335    $    16,550    $    13,921    $    11,446
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         610            517          1,806          1,522          1,485          1,230
      Units issued                                 136            141            381            518            496            340
      Units redeemed                               (70)           (48)          (162)          (234)           (56)           (85)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               676            610          2,025          1,806          1,925          1,485
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                               Deutsche
                                                                                                         Investments Variable
                                             AllianceBernstein Fund        AllianceBernstein Fund         Insurance Trust (b)
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      VPS                           VPS                         Deutsche
                                                Small Cap Growth            Small/Mid Cap Value           Equity 500 Index VIP
                                                    Class A                       Class A                     Class A (c)
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $         -    $         -    $        11    $         6    $     2,368    $     2,041
Net realized gains (losses)                      2,136          2,698            218            143          8,772          6,440
Change in unrealized gains (losses)             (2,472)         2,411            (98)           173          5,004         23,365
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                 (336)         5,109            131            322         16,144         31,846
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         4,040          3,315            884            834         14,423         15,550
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (2,459)          (347)             -           (229)       (11,504)        (8,810)
Loans - net                                          -              -              -              -           (192)        (3,286)
Policy maintenance charge                       (2,597)        (2,088)          (635)          (502)        (7,570)        (8,167)
Transfers among the sub-accounts
  and with the Fixed Account - net               1,258            590             10              2         (1,228)        (1,018)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         242          1,470            259            105         (6,071)        (5,731)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                  (94)         6,579            390            427         10,073         26,115

NET ASSETS AT BEGINNING OF PERIOD               16,854         10,275          1,268            841        127,698        101,583
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    16,760    $    16,854    $     1,658    $     1,268    $   137,771    $   127,698
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         814            723             74             69          4,717          4,950
      Units issued                                 184            207             31             37            314            429
      Units redeemed                              (173)          (116)           (16)           (32)          (543)          (662)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               825            814             89             74          4,488          4,717
                                           ===========    ===========    ===========    ===========    ===========    ===========

(b) Previously known as DWS Investments Variable Insurance Trust
(c) Previously known as DWS VIP Equity 500 Index A

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                   Deutsche
                                              Investments Variable                Deutsche                 Fidelity Variable
                                              Insurance Trust (b)          Variable Series II (e)       Insurance Products Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                   Deutsche                       Deutsche
                                              Small Cap Index VIP        Global Income Builder VIP                VIP
                                                  Class A (d)                   Class A (f)                  Asset Manager
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       632    $       955    $     1,930    $     1,210    $     1,050    $     1,152
Net realized gains (losses)                      4,846          4,665          6,554          1,413          6,594            967
Change in unrealized gains (losses)             (2,351)        13,675         (6,107)         6,357         (3,124)         8,296
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                3,127         19,295          2,377          8,980          4,520         10,415
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         5,415          5,712          8,854          8,158         10,405         11,343
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (3,404)        (6,497)             -         (5,557)       (14,221)        (2,283)
Loans - net                                         90           (290)           300         (1,700)        (3,334)        (3,317)
Policy maintenance charge                       (3,399)        (5,626)        (5,275)        (5,465)        (5,157)        (5,614)
Transfers among the sub-accounts
  and with the Fixed Account - net                   8         (1,208)           (13)           320             96            259
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      (1,290)        (7,909)         3,866         (4,244)       (12,211)           388
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                1,837         11,386          6,243          4,736         (7,691)        10,803

NET ASSETS AT BEGINNING OF PERIOD               66,338         54,952         60,758         56,022         77,084         66,281
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    68,175    $    66,338    $    67,001    $    60,758    $    69,393    $    77,084
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,843          2,117          3,795          4,080          3,552          3,534
      Units issued                                  98            100            317            299            271            342
      Units redeemed                              (132)          (374)           (82)          (584)          (802)          (324)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,809          1,843          4,030          3,795          3,021          3,552
                                           ===========    ===========    ===========    ===========    ===========    ===========

(b) Previously known as DWS Investments Variable Insurance Trust
(d) Previously known as DWS VIP Small Cap Index A
(e) Previously known as DWS Variable Series II
(f) Previously known as DWS VIP Global Income Builder A

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Fidelity Variable             Fidelity Variable             Fidelity Variable
                                            Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      VIP                           VIP                           VIP
                                                   Contrafund                 Emerging Markets               Equity-Income
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     9,357    $     8,834    $        19    $        21    $    18,225    $    14,503
Net realized gains (losses)                     36,506         14,867             48            (15)        20,476         49,153
Change in unrealized gains (losses)             62,263        193,675            (58)            75         15,380         78,895
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                              108,126        217,376              9             81         54,081        142,551
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        90,668        102,259          3,831          1,670         83,670         90,082
Benefit payments                                (8,808)             -              -              -         (1,518)             -
Payments on termination                        (20,792)       (36,422)             -         (1,252)       (41,995)       (24,183)
Loans - net                                     (1,686)        (4,136)          (450)             -        (10,024)       (42,032)
Policy maintenance charge                      (53,125)       (54,363)        (1,797)          (867)       (45,249)       (46,963)
Transfers among the sub-accounts
  and with the Fixed Account - net             (15,011)            61            665            262        (11,569)          (665)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      (8,754)         7,399          2,249           (187)       (26,685)       (23,761)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               99,372        224,775          2,258           (106)        27,396        118,790

NET ASSETS AT BEGINNING OF PERIOD              908,414        683,639          3,086          3,192        621,226        502,436
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $ 1,007,786    $   908,414    $     5,344    $     3,086    $   648,622    $   621,226
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      29,066         28,518            287            309         26,573         27,354
      Units issued                               1,477          2,715            262            122          1,987          2,384
      Units redeemed                            (1,745)        (2,167)           (58)          (144)        (2,884)        (3,165)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period            28,798         29,066            491            287         25,676         26,573
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Fidelity Variable             Fidelity Variable             Fidelity Variable
                                            Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      VIP                           VIP                           VIP
                                                     Growth                   Growth & Income                 High Income
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     1,317    $     1,750    $       379    $       416    $       854    $     1,155
Net realized gains (losses)                     36,451         18,257          2,838            698            468             47
Change in unrealized gains (losses)             38,740        163,274         (1,291)         4,913           (813)          (179)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                               76,508        183,281          1,926          6,027            509          1,023
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        93,560         97,290          8,000          6,914          6,999          9,275
Benefit payments                                (3,506)             -              -              -              -              -
Payments on termination                        (64,387)       (53,452)          (731)        (2,218)        (9,359)          (736)
Loans - net                                     (8,033)        (4,580)        (8,075)             -            232             32
Policy maintenance charge                      (52,877)       (51,207)        (4,485)        (3,507)        (4,561)        (5,214)
Transfers among the sub-accounts
  and with the Fixed Account - net              (8,833)         2,665             96            903            207            677
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                     (44,076)        (9,284)        (5,195)         2,092         (6,482)         4,034
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               32,432        173,997         (3,269)         8,119         (5,973)         5,057

NET ASSETS AT BEGINNING OF PERIOD              683,684        509,687         25,322         17,203         20,395         15,338
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   716,116    $   683,684    $    22,053    $    25,322    $    14,422    $    20,395
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      32,940         33,326          1,768          1,605          1,335          1,064
      Units issued                               2,059          3,078            319            373            243            373
      Units redeemed                            (3,856)        (3,464)          (693)          (210)          (644)          (102)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period            31,143         32,940          1,394          1,768            934          1,335
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Fidelity Variable             Fidelity Variable             Fidelity Variable
                                            Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      VIP                           VIP                           VIP
                                                   Index 500             Index 500 - Service Class       Investment Grade Bond
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $    14,515    $    12,781    $     2,535    $     2,020    $     6,045    $     6,521
Net realized gains (losses)                     21,932         27,597          2,299          3,104            378          3,450
Change in unrealized gains (losses)             64,044        147,900         14,418         22,841          9,380        (14,792)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                              100,491        188,278         19,252         27,965         15,803         (4,821)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        89,548         98,735         45,576         42,947         50,976         57,194
Benefit payments                                     -              -              -              -              -              -
Payments on termination                        (48,728)       (45,796)          (422)        (5,936)       (38,192)       (15,231)
Loans - net                                     74,636        (36,057)        (4,075)             -         (7,102)        (5,180)
Policy maintenance charge                      (58,930)       (59,759)       (19,261)       (16,558)       (22,403)       (23,987)
Transfers among the sub-accounts
  and with the Fixed Account - net              25,929         13,828            998          5,673          6,419          7,937
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      82,455        (29,049)        22,816         26,126        (10,302)        20,733
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              182,946        159,229         42,068         54,091          5,501         15,912

NET ASSETS AT BEGINNING OF PERIOD              742,871        583,642        128,293         74,202        273,308        257,396
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   925,817    $   742,871    $   170,361    $   128,293    $   278,809    $   273,308
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      33,417         34,721          8,682          6,634         17,279         15,945
      Units issued                               6,113          3,090          2,022          2,869          2,292          2,779
      Units redeemed                            (2,859)        (4,394)          (542)          (821)        (2,876)        (1,445)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period            36,671         33,417         10,162          8,682         16,695         17,279
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Fidelity Variable             Fidelity Variable             Fidelity Variable
                                            Insurance Products Fund       Insurance Products Fund       Insurance Products Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      VIP                           VIP                           VIP
                                                    Mid Cap                     Money Market                    Overseas
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $        84    $       145    $        26    $        76    $     3,324    $     3,023
Net realized gains (losses)                      1,722          3,945              -              -          2,054          2,255
Change in unrealized gains (losses)                229          3,647              -              -        (25,362)        52,014
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                2,035          7,737             26             76        (19,984)        57,292
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        12,120         11,596         61,402         60,634         36,199         39,454
Benefit payments                                     -              -         (5,113)             -              -              -
Payments on termination                         (1,484)          (865)        (9,115)       (22,305)        (9,922)       (20,342)
Loans - net                                     (5,803)          (574)        (3,482)        (3,251)        (3,600)           944
Policy maintenance charge                       (6,337)        (5,650)       (25,471)       (27,768)       (17,916)       (18,944)
Transfers among the sub-accounts
  and with the Fixed Account - net                 782          1,134           (394)       (12,838)         3,699         (3,841)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                        (722)         5,641         17,827         (5,528)         8,460         (2,729)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                1,313         13,378         17,853         (5,452)       (11,524)        54,563

NET ASSETS AT BEGINNING OF PERIOD               31,856         18,478        254,542        259,994        244,219        189,656
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    33,169    $    31,856    $   272,395    $   254,542    $   232,695    $   244,219
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,991          1,573         18,471         18,775         11,329         11,476
      Units issued                                 478            644          3,290          4,002          1,081          1,051
      Units redeemed                              (519)          (226)        (1,892)        (4,306)          (667)        (1,198)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,950          1,991         19,869         18,471         11,743         11,329
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Fidelity Variable             Fidelity Variable                  Franklin
                                            Insurance Products Fund       Insurance Products Fund        Templeton Investments
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                                                Franklin
                                                                                                              High Income
                                                      VIP                           VIP                           VIP
                                                  Real Estate                 Value Strategies              Fund Class 1 (g)
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       234    $       376    $        65    $        43    $     1,134    $     1,119
Net realized gains (losses)                      3,362          1,353            213            666            201              -
Change in unrealized gains (losses)              1,038         (1,474)            83            677           (906)             5
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                4,634            255            361          1,386            429          1,124
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         6,216          8,019          2,313          2,119          4,529          8,725
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (9,717)        (1,633)          (251)        (1,800)        (8,935)        (1,573)
Loans - net                                     (4,030)             -            231             32            232             32
Policy maintenance charge                       (3,289)        (3,742)        (1,551)        (1,342)        (2,808)        (4,191)
Transfers among the sub-accounts
  and with the Fixed Account - net                (371)         1,020             44            (12)           358            618
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                     (11,191)         3,664            786         (1,003)        (6,624)         3,611
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (6,557)         3,919          1,147            383         (6,195)         4,735

NET ASSETS AT BEGINNING OF PERIOD               20,628         16,709          5,119          4,736         16,518         11,783
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    14,071    $    20,628    $     6,266    $     5,119    $    10,323    $    16,518
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,645          1,357            328            396          1,028            792
      Units issued                                 251            439             98            131            186            370
      Units redeemed                            (1,034)          (151)           (50)          (199)          (574)          (134)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               862          1,645            376            328            640          1,028
                                           ===========    ===========    ===========    ===========    ===========    ===========

(g) Previously known as VIP High Income Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                      Franklin
                                             Templeton Investments         Templeton Investments         Templeton Investments
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                    Franklin                  Franklin Mutual               Franklin Mutual
                                                     Income                   Global Discovery                   Shares
                                                      VIP                           VIP                           VIP
                                                Fund Class 1 (h)              Fund Class 1 (i)              Fund Class 1 (j)
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       616    $       527    $        38    $        48    $        84    $        67
Net realized gains (losses)                        156             19            200            224            153             55
Change in unrealized gains (losses)               (270)           570           (130)           177             39            574
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  502          1,116            108            449            276            696
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         3,915          3,114          1,169          1,160          1,519          1,496
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (701)           (72)          (345)          (348)           (55)             -
Loans - net                                          -              -           (376)             -              -              -
Policy maintenance charge                       (2,267)        (1,403)          (692)          (759)        (1,149)        (1,084)
Transfers among the sub-accounts
  and with the Fixed Account - net               3,571          1,489             45             22            (17)           (37)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                       4,518          3,128           (199)            75            298            375
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                5,020          4,244            (91)           524            574          1,071

NET ASSETS AT BEGINNING OF PERIOD               10,804          6,560          1,962          1,438          3,347          2,276
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    15,824    $    10,804    $     1,871    $     1,962    $     3,921    $     3,347
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         761            527            134            125            245            215
      Units issued                                 404            253             43             45             63             53
      Units redeemed                              (102)           (19)           (57)           (36)           (41)           (23)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,063            761            120            134            267            245
                                           ===========    ===========    ===========    ===========    ===========    ===========

(h) Previously known as VIP Income Securities
(i) Previously known as VIP Mutual Global Discovery Securities
(j) Previously known as VIP Mutual Shares Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Franklin                      Franklin                      Franklin
                                             Templeton Investments         Templeton Investments         Templeton Investments
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                    Franklin                      Franklin                      Franklin
                                                Small Cap Value             Small-Mid Cap Growth            Strategic Income
                                                      VIP                           VIP                           VIP
                                                Fund Class 1 (k)              Fund Class 1 (l)              Fund Class 1 (m)
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       253    $       392    $         -   $          -    $       298    $       289
Net realized gains (losses)                      3,386          1,729          2,601            876            137             59
Change in unrealized gains (losses)             (3,254)         5,706         (1,584)         2,326           (282)          (170)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  385          7,827          1,017          3,202            153            178
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         8,605          7,550          4,442          4,393          2,578          3,475
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (1,454)        (2,949)          (286)          (308)        (3,146)           (44)
Loans - net                                          -              -              -              -              -              -
Policy maintenance charge                       (3,969)        (3,782)        (2,637)        (2,418)        (1,057)          (913)
Transfers among the sub-accounts
  and with the Fixed Account - net                (673)          (335)          (199)          (543)           (25)           734
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                       2,509            484          1,320          1,124         (1,650)         3,252
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                2,894          8,311          2,337          4,326         (1,497)         3,430

NET ASSETS AT BEGINNING OF PERIOD               29,087         20,776         11,970          7,644          7,117          3,687
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    31,981    $    29,087    $    14,307    $    11,970    $     5,620    $     7,117
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,700          1,657            726            643            486            260
      Units issued                                 423            380            148            166            144            255
      Units redeemed                              (270)          (337)           (68)           (83)          (254)           (29)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,853          1,700            806            726            376            486
                                           ===========    ===========    ===========    ===========    ===========    ===========

(k) Previously known as VIP Small Cap Value Securities
(l) Previously known as VIP Small-Mid Cap Growth Securities
(m) Previously known as VIP Strategic Income Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                   Franklin                     Franklin
                                             Templeton Investments         Templeton Investments             Ibbotson Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                    Franklin                     Templeton                     Aggressive
                                           U.S. Government Securities           Global Bond                      Growth
                                                      VIP                           VIP                           ETF
                                                Fund Class 1 (n)              Fund Class 1 (o)              Asset Allocation
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       469    $       460    $     1,132    $     1,089    $     1,520    $     1,395
Net realized gains (losses)                        (34)           (15)            68            299          5,219          7,032
Change in unrealized gains (losses)                150           (761)          (714)          (951)        (1,484)         9,543
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  585           (316)           486            437          5,255         17,970
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         1,528          1,895          3,860          4,344         67,034         84,551
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (246)           (19)        (3,564)        (1,464)       (21,619)       (31,985)
Loans - net                                          -              -           (376)             -         (4,028)        (3,000)
Policy maintenance charge                       (1,293)        (1,338)        (2,735)        (2,466)       (36,988)       (38,324)
Transfers among the sub-accounts
  and with the Fixed Account - net                 104            172            441          1,368          6,939         11,846
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                          93            710         (2,374)         1,782         11,337         23,088
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                  678            394         (1,888)         2,219         16,593         41,058

NET ASSETS AT BEGINNING OF PERIOD               15,897         15,503         24,246         22,027        117,622         76,564
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    16,575    $    15,897    $    22,358    $    24,246    $   134,215    $   117,622
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,306          1,248          1,504          1,391          9,419          7,267
      Units issued                                  74            106            144            245          3,263          5,697
      Units redeemed                               (66)           (48)          (290)          (132)        (2,421)        (3,545)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,314          1,306          1,358          1,504         10,261          9,419
                                           ===========    ===========    ===========    ===========    ===========    ===========

(n) Previously known as VIP U.S. Government
(o) Previously known as VIP Global Income Securities

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 Ibbotson Fund                 Ibbotson Fund                 Ibbotson Fund
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                    Balanced                    Conservative                     Growth
                                                      ETF                           ETF                           ETF
                                                Asset Allocation              Asset Allocation              Asset Allocation
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     3,004    $     2,791    $       455    $       380    $     2,941    $     2,789
Net realized gains (losses)                      4,916          1,955            576            369          8,276          2,352
Change in unrealized gains (losses)                762         10,107           (175)          (151)           433         23,306
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                8,682         14,853            856            598         11,650         28,447
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        92,520         76,961         20,262         14,897        106,512         87,927
Benefit payments                                     -              -              -              -              -              -
Payments on termination                        (18,794)       (14,799)        (1,254)          (774)       (30,360)        (7,690)
Loans - net                                          -              -             (8)          (842)        (5,862)        (6,795)
Policy maintenance charge                      (49,368)       (38,526)        (9,881)        (7,614)       (53,626)       (42,847)
Transfers among the sub-accounts
  and with the Fixed Account - net               3,958         77,061            928            662            768          5,968
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      28,316        100,697         10,047          6,329         17,432         36,563
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               36,998        115,550         10,903          6,927         29,082         65,010

NET ASSETS AT BEGINNING OF PERIOD              183,305         67,755         25,529         18,602        214,259        149,249
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   220,303    $   183,305    $    36,432    $    25,529    $   243,341    $   214,259
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      14,179          5,981          2,109          1,579         16,478         13,373
      Units issued                               3,906          9,453          1,084            847          5,158          4,464
      Units redeemed                            (1,822)        (1,255)          (274)          (317)        (3,795)        (1,359)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period            16,263         14,179          2,919          2,109         17,841         16,478
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 Ibbotson Fund                 Invesco Funds                 Invesco Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                               Income and Growth
                                                      ETF                       Invesco V.I.                  Invesco V.I.
                                                Asset Allocation             American Franchise              American Value
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       998    $       824    $        89    $       823    $        20    $        22
Net realized gains (losses)                      1,608            812          7,607          4,244            539            146
Change in unrealized gains (losses)               (602)         1,392          9,348         59,059           (156)           711
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                2,004          3,028         17,044         64,126            403            879
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        39,705         31,905         21,950         25,740          1,930          1,921
Benefit payments                                     -              -         (3,051)             -              -              -
Payments on termination                         (4,726)        (8,194)       (10,878)       (19,223)          (293)          (189)
Loans - net                                          -              -         (5,847)        (9,043)             -              -
Policy maintenance charge                      (16,756)       (13,584)       (14,927)       (14,971)        (1,220)        (1,118)
Transfers among the sub-accounts
  and with the Fixed Account - net                 528          1,330         (2,605)        (1,412)           (65)           (93)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      18,751         11,457        (15,358)       (18,909)           352            521
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               20,755         14,485          1,686         45,217            755          1,400

NET ASSETS AT BEGINNING OF PERIOD               49,659         35,174        214,181        168,964          3,759          2,359
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    70,414    $    49,659    $   215,867    $   214,181    $     4,514    $     3,759
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       3,991          3,041         15,676         17,330            228            192
      Units issued                               2,046          1,690          1,001          1,366             65             82
      Units redeemed                              (576)          (740)        (2,108)        (3,020)           (44)           (46)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             5,461          3,991         14,569         15,676            250            228
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 Invesco Funds                 Invesco Funds                 Invesco Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                                              Invesco V.I.
                                                  Invesco V.I.                  Invesco V.I.             Growth and Income Fund
                                                  Core Equity              Government Securities               - Series I
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       188    $       250    $     1,273    $     1,325    $     3,873    $     2,852
Net realized gains (losses)                        472            262            (60)            46         31,032          5,162
Change in unrealized gains (losses)              1,020          3,898            390         (2,352)       (13,383)        45,955
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                1,680          4,410          1,603           (981)        21,522         53,969
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         4,074          4,180          9,796         10,450         26,449         31,273
Benefit payments                                     -              -              -              -         (3,106)             -
Payments on termination                              -           (215)        (1,802)        (1,534)       (13,860)       (10,094)
Loans - net                                       (335)            10         (1,211)          (632)          (308)        (1,597)
Policy maintenance charge                       (1,742)        (1,828)        (7,079)        (7,460)       (16,379)       (17,401)
Transfers among the sub-accounts
  and with the Fixed Account - net              (1,026)        (1,095)         1,967          2,120           (351)          (727)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         971          1,052          1,671          2,944         (7,555)         1,454
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                2,651          5,462          3,274          1,963         13,967         55,423

NET ASSETS AT BEGINNING OF PERIOD               20,099         14,637         38,053         36,090        213,183        157,760
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    22,750    $    20,099    $    41,327    $    38,053    $   227,150    $   213,183
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,179          1,110          3,569          3,297          7,889          7,737
      Units issued                                 113            131            538            565            519            746
      Units redeemed                               (58)           (62)          (385)          (293)        (1,054)          (594)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,234          1,179          3,722          3,569          7,354          7,889
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 Invesco Funds                 Invesco Funds                 Invesco Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                Invesco V.I.
                                                  Invesco V.I.                    Mid Cap                     Invesco V.I.
                                                   High Yield                   Core Equity                Value Opportunity
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     1,224    $     1,180    $        39    $       614    $     1,014    $     1,013
Net realized gains (losses)                        156            101         12,419          6,910          3,457            720
Change in unrealized gains (losses)               (931)           308         (8,113)        13,574            696         18,056
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  449          1,589          4,345         21,098          5,167         19,789
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         2,912          2,506          9,990         11,331         11,456         11,689
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (2,201)          (667)        (5,593)          (450)       (11,347)        (4,142)
Loans - net                                          -              -           (596)        (1,819)        (3,077)        (1,076)
Policy maintenance charge                       (2,297)        (2,235)        (6,244)        (6,367)        (5,841)        (6,047)
Transfers among the sub-accounts
  and with the Fixed Account - net                 888            760            220           (136)          (274)        (1,160)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                        (698)           364         (2,223)         2,559         (9,083)          (736)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                 (249)         1,953          2,122         23,657         (3,916)        19,053

NET ASSETS AT BEGINNING OF PERIOD               24,591         22,638         95,896         72,239         78,297         59,244
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    24,342    $    24,591    $    98,018    $    95,896    $    74,381    $    78,297
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       2,035          2,005          4,705          4,565          5,047          5,107
      Units issued                                 161            137            278            367            385            426
      Units redeemed                              (216)          (107)          (379)          (227)          (935)          (486)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,980          2,035          4,604          4,705          4,497          5,047
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                    Invesco
                                                Funds (Class II)             Janus Aspen Series            Janus Aspen Series
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                  Invesco V.I.
                                                 Mid Cap Growth                   Balanced                     Enterprise
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $         -    $       432    $       215    $       169    $        17    $        68
Net realized gains (losses)                     10,389            875            736            838          3,393            175
Change in unrealized gains (losses)              5,605         58,305             18          1,106         (1,876)         3,407
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                               15,994         59,612            969          2,113          1,534          3,650
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         7,932          8,490          5,204          4,723          3,700          4,104
Benefit payments                                     -              -              -              -              -              -
Payments on termination                        (12,294)        (1,161)        (2,290)        (4,179)             -           (526)
Loans - net                                     (5,604)          (408)          (495)             -         (7,842)            32
Policy maintenance charge                       (4,498)        (4,852)        (4,244)        (4,240)        (1,591)        (1,303)
Transfers among the sub-accounts
  and with the Fixed Account - net              (6,034)         1,658             11            263          1,071             (4)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                     (20,498)         3,727         (1,814)        (3,433)        (4,662)         2,303
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (4,504)        63,339           (845)        (1,320)        (3,128)         5,953

NET ASSETS AT BEGINNING OF PERIOD              224,533        161,194         12,195         13,515         16,101         10,148
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   220,029    $   224,533    $    11,350    $    12,195    $    12,973    $    16,101
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       9,955          9,762            772          1,029          1,039            867
      Units issued                                 178            337            167            174            240            230
      Units redeemed                            (1,075)          (144)          (276)          (431)          (535)           (58)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             9,058          9,955            663            772            744          1,039
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Janus Aspen Series            Janus Aspen Series            Janus Aspen Series
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                 Flexible Bond                Forty Portfolio              Global Technology
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       563    $       387    $       114    $       420    $         -    $         -
Net realized gains (losses)                        (20)           467         22,210          1,326          2,167            143
Change in unrealized gains (losses)                224           (906)       (16,039)        14,498         (1,347)         2,836
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  767            (52)         6,285         16,244            820          2,979
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         1,965          1,969         11,788         12,544          2,590          2,871
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (253)        (1,531)        (2,353)           (61)          (359)            10
Loans - net                                          -              -           (266)        (2,528)        (4,036)             -
Policy maintenance charge                       (1,458)        (1,406)        (5,994)        (6,274)        (1,477)        (1,411)
Transfers among the sub-accounts
  and with the Fixed Account - net                  67            448           (491)        (1,207)          (268)          (294)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         321           (520)         2,684          2,474         (3,550)         1,176
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                1,088           (572)         8,969         18,718         (2,730)         4,155

NET ASSETS AT BEGINNING OF PERIOD               15,492         16,064         69,164         50,446         11,654          7,499
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    16,580    $    15,492    $    78,133    $    69,164    $     8,924    $    11,654
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,063          1,101          2,772          2,643            671            586
      Units issued                                  58             87            352            387             81            124
      Units redeemed                               (37)          (125)          (242)          (258)          (283)           (39)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,084          1,063          2,882          2,772            469            671
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Janus Aspen
                                               Janus Aspen Series            Janus Aspen Series         Series (Service Shares)
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                 Mid Cap Value                    Overseas             Balanced (Service Shares)
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $        53    $        58    $       575    $       687    $     4,341    $     3,257
Net realized gains (losses)                        889            103          1,499            (36)         8,370         14,444
Change in unrealized gains (losses)               (505)           823         (3,969)         2,501          9,865         25,944
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  437            984         (1,895)         3,152         22,576         43,645
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         2,187          2,257          6,782          6,644         39,355         41,253
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (168)           (24)           (17)          (985)          (813)        (9,656)
Loans - net                                     (2,876)             -        (10,553)             -         (5,284)        (2,771)
Policy maintenance charge                         (916)          (937)        (3,354)        (3,309)       (22,370)       (22,674)
Transfers among the sub-accounts
  and with the Fixed Account - net                 201              1           (164)           783           (416)           (18)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      (1,572)         1,297         (7,306)         3,133         10,472          6,134
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (1,135)         2,281         (9,201)         6,285         33,048         49,779

NET ASSETS AT BEGINNING OF PERIOD                5,497          3,216         25,353         19,068        265,744        215,965
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $     4,362    $     5,497    $    16,152    $    25,353    $   298,792    $   265,744
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         366            270          2,728          2,350         10,225          9,955
      Units issued                                 101            107            553            520            735            911
      Units redeemed                              (200)           (11)        (1,309)          (142)          (339)          (641)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               267            366          1,972          2,728         10,621         10,225
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                  Janus Aspen                   Janus Aspen                   Janus Aspen
                                            Series (Service Shares)       Series (Service Shares)       Series (Service Shares)
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                Global Research                 Mid Cap Value
                                                (Service Shares)              (Service Shares)          Overseas (Service Shares)
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       332    $       331    $     1,596    $     1,267    $     2,322    $     2,473
Net realized gains (losses)                        643            784         14,584          3,486          6,932         (2,258)
Change in unrealized gains (losses)              1,403          6,359         (5,821)        20,393        (19,024)        10,613
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                2,378          7,474         10,359         25,146         (9,770)        10,828
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         4,177          4,332         17,322         17,267         12,595         14,967
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (1,433)        (2,275)        (2,316)        (1,489)        (6,864)       (10,974)
Loans - net                                         50           (139)        (5,737)        (1,374)          (311)        (1,384)
Policy maintenance charge                       (1,962)        (2,055)        (9,028)        (9,474)        (7,895)        (9,054)
Transfers among the sub-accounts
  and with the Fixed Account - net                (581)        (1,102)        (1,409)        (2,443)         4,983         (1,023)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         251         (1,239)        (1,168)         2,487          2,508         (7,468)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                2,629          6,235          9,191         27,633         (7,262)         3,360

NET ASSETS AT BEGINNING OF PERIOD               33,591         27,356        123,575         95,942         80,310         76,950
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    36,220    $    33,591    $   132,766    $   123,575    $    73,048    $    80,310
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,517          1,582          5,328          5,204          8,709          9,536
      Units issued                                 109            135            450            481          1,419          1,567
      Units redeemed                              (100)          (200)          (499)          (357)        (1,116)        (2,394)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,526          1,517          5,279          5,328          9,012          8,709
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                                            Legg Mason Partners           Legg Mason Partners
                                                    Lazard                        Variable                      Variable
                                            Retirement Series, Inc.          Portfolios I, Inc.            Portfolios I, Inc.
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                 Legg Mason                    Legg Mason
                                                                            ClearBridge Variable          ClearBridge Variable
                                                                            Fundamental All Cap                Large Cap
                                            Emerging Markets Equity          Value Class I (p)               Value Class I
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       473    $       384    $    23,838    $     1,340    $     2,477    $       369
Net realized gains (losses)                        513            624          5,497          9,151          8,885          1,299
Change in unrealized gains (losses)             (2,235)        (1,349)       (19,572)        15,600         (9,330)         4,259
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                               (1,249)          (341)         9,763         26,091          2,032          5,927
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         2,643          2,924         13,038         14,907          2,576          2,075
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (1,411)          (302)        (1,658)        (8,531)          (682)          (467)
Loans - net                                        155         (1,547)          (634)          (791)           359            468
Policy maintenance charge                       (1,601)        (1,697)        (7,353)        (8,209)        (1,776)        (1,340)
Transfers among the sub-accounts
  and with the Fixed Account - net                 315          2,117       (118,335)           176        117,808           (337)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         101          1,495       (114,942)        (2,448)       118,285            399
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (1,148)         1,154       (105,179)        23,643        120,317          6,326

NET ASSETS AT BEGINNING OF PERIOD               27,631         26,477        105,179         81,536         24,616         18,290
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    26,483    $    27,631 $            -    $   105,179    $   144,933    $    24,616
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         507            480          8,037          8,234          1,198          1,179
      Units issued                                  50            112            554            718          5,194             84
      Units redeemed                               (47)           (85)        (8,591)          (915)           (73)           (65)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               510            507              -          8,037          6,319          1,198
                                           ===========    ===========    ===========    ===========    ===========    ===========

(p) For period beginning January 1, 2014 and ended December 5, 2014

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Legg Mason Partners
                                               Variable Portfolios             MFS Variable                   MFS Variable
                                                     I, Inc.                  Insurance Trust               Insurance Trust
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                   Legg Mason
                                                 Western Assets
                                                Variable Global                     MFS                           MFS
                                                High Yield Bond             High Yield Portfolio         Investors Growth Stock
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014          2013 (q)        2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     7,379    $     6,358    $     3,332    $     1,554    $       239    $       235
Net realized gains (losses)                        644            353            698            (21)         3,623          1,758
Change in unrealized gains (losses)             (8,894)          (463)        (1,877)         1,016          1,126          7,942
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                 (871)         6,248          2,153          2,549          4,988          9,935
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        14,526         15,893         10,908          4,681          5,840          6,110
Benefit payments                                     -              -              -              -              -              -
Payments on termination                        (16,802)        (6,128)       (18,405)        (2,913)        (1,918)        (1,315)
Loans - net                                       (341)        (2,626)        (2,117)           (16)          (734)          (396)
Policy maintenance charge                       (7,781)        (8,508)        (5,713)        (2,431)        (3,472)        (3,393)
Transfers among the sub-accounts
  and with the Fixed Account - net               2,072          4,282            900         64,373            249            301
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      (8,326)         2,913        (14,427)        63,694            (35)         1,307
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (9,197)         9,161        (12,274)        66,243          4,953         11,242

NET ASSETS AT BEGINNING OF PERIOD              108,071         98,910         66,243              -         43,849         32,607
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    98,874    $   108,071    $    53,969    $    66,243    $    48,802    $    43,849
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       5,387          5,240          6,368              -          2,098          2,032
      Units issued                                 482            651            747          6,688            163            206
      Units redeemed                              (883)          (504)        (2,068)          (320)          (166)          (140)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             4,986          5,387          5,047          6,368          2,095          2,098
                                           ===========    ===========    ===========    ===========    ===========    ===========

(q) For the period beginning August 16, 2013, and ended December 31, 2013

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                  MFS Variable                  MFS Variable                  MFS Variable
                                                Insurance Trust               Insurance Trust               Insurance Trust
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      MFS                           MFS                           MFS
                                                Investors Trust                New Discovery                  Total Return
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       128    $       121    $         -    $         -    $     1,695    $     1,387
Net realized gains (losses)                      1,218            305         68,337         12,268          6,308          2,103
Change in unrealized gains (losses)                 69          2,539        (91,536)        86,844         (1,050)        10,170
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                1,415          2,965        (23,199)        99,112          6,953         13,660
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         1,840          1,660         17,860         19,140         16,244         17,875
Benefit payments                                     -              -         (3,739)             -              -              -
Payments on termination                            (91)             -         (4,131)        (9,151)       (21,747)        (9,313)
Loans - net                                        137           (401)       (10,049)       (12,151)         1,228         (3,684)
Policy maintenance charge                         (964)          (929)       (10,131)       (11,345)        (8,010)        (8,418)
Transfers among the sub-accounts
  and with the Fixed Account - net                 (15)          (111)         8,701         (7,991)            15          1,392
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         907            219         (1,489)       (21,498)       (12,270)        (2,148)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                2,322          3,184        (24,688)        77,614         (5,317)        11,512

NET ASSETS AT BEGINNING OF PERIOD               12,162          8,978        324,146        246,532         83,835         72,323
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    14,484    $    12,162    $   299,458    $   324,146    $    78,518    $    83,835
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         579            563          7,122          7,666          3,272          3,360
      Units issued                                  68             72            420            236            364            505
      Units redeemed                               (27)           (56)          (447)          (780)          (812)          (593)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               620            579          7,095          7,122          2,824          3,272
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                  MFS Variable                  MFS Variable                  Oppenheimer
                                                Insurance Trust               Insurance Trust            Variable Account Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                      MFS                           MFS                       Oppenheimer
                                                   Utilities                       Value                     Capital Income
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     1,621    $     1,582    $     1,220    $     1,058    $       159    $       171
Net realized gains (losses)                      6,506          3,252         12,761          8,604            125            305
Change in unrealized gains (losses)                844          7,652         (6,719)        15,914            351            398
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                8,971         12,486          7,262         25,576            635            874
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         8,715          9,232          8,850         11,119          3,791          3,598
Benefit payments                                (1,561)             -              -              -              -              -
Payments on termination                         (7,566)        (3,643)       (17,236)          (680)          (571)        (1,611)
Loans - net                                     (3,450)        (3,388)        (1,508)       (25,378)             -              -
Policy maintenance charge                       (4,912)        (4,896)        (5,322)        (5,949)        (2,400)        (2,175)
Transfers among the sub-accounts
  and with the Fixed Account - net                (685)          (557)       (12,343)         6,596             59            (29)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      (9,459)        (3,252)       (27,559)       (14,292)           879           (217)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                 (488)         9,234        (20,297)        11,284          1,514            657

NET ASSETS AT BEGINNING OF PERIOD               70,434         61,200         77,021         65,737          7,481          6,824
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    69,946    $    70,434    $    56,724    $    77,021    $     8,995    $     7,481
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,432          1,499          3,364          3,902            729            752
      Units issued                                  97            143            237            736            158            231
      Units redeemed                              (268)          (210)        (1,359)        (1,274)           (78)          (254)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             1,261          1,432          2,242          3,364            809            729
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                  Oppenheimer                   Oppenheimer                   Oppenheimer
                                             Variable Account Funds        Variable Account Funds        Variable Account Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                Oppenheimer
                                                  Oppenheimer                    Discovery                    Oppenheimer
                                                   Core Bond                   MidCap Growth                 Equity Income
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       142    $       109    $         -    $        12    $       115    $       126
Net realized gains (losses)                          9             14          5,874          2,770          1,554            609
Change in unrealized gains (losses)                 41           (122)           784         27,579           (948)         1,561
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  192              1          6,658         30,361            721          2,296
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         1,086          1,216         15,875         16,387          2,741          3,178
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (144)          (220)       (13,990)        (3,098)        (4,519)        (1,958)
Loans - net                                          -              -           (275)        (3,070)             -              -
Policy maintenance charge                         (534)          (585)        (8,249)       (10,568)        (1,493)        (1,554)
Transfers among the sub-accounts
  and with the Fixed Account - net                  14             32            486           (171)          (211)           (11)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         422            443         (6,153)          (520)        (3,482)          (345)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                  614            444            505         29,841         (2,761)         1,951

NET ASSETS AT BEGINNING OF PERIOD                2,504          2,060        113,572         83,731          9,907          7,956
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $     3,118    $     2,504    $   114,077    $   113,572    $     7,146    $     9,907
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         282            232          6,351          6,367            618            640
      Units issued                                  69            101            495            540             92            173
      Units redeemed                               (23)           (51)          (816)          (556)          (308)          (195)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               328            282          6,030          6,351            402            618
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                  Oppenheimer                   Oppenheimer                   Oppenheimer
                                             Variable Account Funds        Variable Account Funds        Variable Account Funds
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                Oppenheimer                   Oppenheimer
                                                  Oppenheimer                 Global Strategic                Main Street
                                                     Global                        Income                      Small Cap
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $        66    $        60    $       178    $       209    $     5,201    $     4,755
Net realized gains (losses)                        416             97              -             15        109,482         21,193
Change in unrealized gains (losses)               (338)           953            (68)          (233)       (46,147)       150,957
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                  144          1,110            110             (9)        68,536        176,905
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         1,901          1,907          1,371          1,058         71,702         75,734
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (278)          (114)           (62)             -        (58,410)       (26,798)
Loans - net                                          -              -              -              -        (12,134)       (10,324)
Policy maintenance charge                       (1,387)        (1,099)        (1,228)        (1,157)       (39,765)       (41,026)
Transfers among the sub-accounts
  and with the Fixed Account - net                  46            237             69            154         (2,343)        (5,147)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         282            931            150             55        (40,950)        (7,561)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                  426          2,041            260             46         27,586        169,344

NET ASSETS AT BEGINNING OF PERIOD                5,640          3,599          4,024          3,978        604,805        435,461
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $     6,066    $     5,640    $     4,284    $     4,024    $   632,391    $   604,805
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                         394            320            310            306         16,172         16,384
      Units issued                                  68            115             77             64          1,097          1,221
      Units redeemed                               (48)           (41)           (66)           (60)        (2,330)        (1,433)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period               414            394            321            310         14,939         16,172
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                              Oppenheimer Variable                Panorama                   PIMCO Variable
                                               Account Funds (SS)            Series Fund, Inc.              Insurance Trust
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                  Oppenheimer                   Oppenheimer
                                                  Global (SS)               International Growth              Foreign Bond
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     2,995    $     3,929    $     1,895    $     1,904    $       857    $       927
Net realized gains (losses)                     28,175         12,026          4,897          2,589            407          3,042
Change in unrealized gains (losses)            (23,934)        63,025        (18,783)        28,569          3,723         (3,871)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                7,236         78,980        (11,991)        33,062          4,987             98
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        54,220         60,253         14,997         13,714          7,469          8,804
Benefit payments                                (5,450)             -              -              -              -              -
Payments on termination                        (29,178)       (25,024)        (1,475)        (3,310)        (4,103)       (11,307)
Loans - net                                     (6,327)        (8,437)           271            122           (721)          (585)
Policy maintenance charge                      (26,153)       (29,667)        (8,435)        (7,825)        (3,534)        (4,170)
Transfers among the sub-accounts
  and with the Fixed Account - net              (4,662)       (11,320)         1,286           (612)           (82)           611
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                     (17,550)       (14,195)         6,644          2,089           (971)        (6,647)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS              (10,314)        64,785         (5,347)        35,151          4,016         (6,549)

NET ASSETS AT BEGINNING OF PERIOD              360,308        295,523        162,816        127,665         45,629         52,178
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   349,994    $   360,308    $   157,469    $   162,816    $    49,645    $    45,629
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      15,993         16,658          4,734          4,631          2,446          2,812
      Units issued                               1,218          1,830            487            505            191            286
      Units redeemed                            (1,989)        (2,495)          (205)          (402)          (243)          (652)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period            15,222         15,993          5,016          4,734          2,394          2,446
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 PIMCO Variable                PIMCO Variable                PIMCO Variable
                                                Insurance Trust               Insurance Trust               Insurance Trust
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                   PIMCO                         PIMCO
                                                  Money Market                  Real Return                   Total Return
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $         9    $        78    $     1,544    $     1,837    $     4,136    $     3,781
Net realized gains (losses)                          1              -           (142)           942            338          1,978
Change in unrealized gains (losses)                  -              -          1,651        (12,098)         3,174         (9,068)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                   10             78          3,053         (9,319)         7,648         (3,309)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        27,855         26,870         19,416         20,806         27,409         28,128
Benefit payments                                (1,007)             -              -              -              -              -
Payments on termination                         (9,108)       (26,318)        (9,045)        (2,092)        (9,424)        (6,454)
Loans - net                                     (1,723)        (1,336)        (1,892)           351         (3,086)        (5,901)
Policy maintenance charge                      (11,386)       (11,927)        (8,769)        (9,620)       (12,576)       (13,382)
Transfers among the sub-accounts
  and with the Fixed Account - net               4,984          7,869          4,898          7,196          7,929          9,887
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                       9,615         (4,842)         4,608         16,641         10,252         12,278
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                9,625         (4,764)         7,661          7,322         17,900          8,969

NET ASSETS AT BEGINNING OF PERIOD              124,894        129,658        101,380         94,058        174,241        165,272
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   134,519    $   124,894    $   109,041    $   101,380    $   192,141    $   174,241
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                      10,641         11,052          6,314          5,277          8,935          8,295
      Units issued                               2,176          2,106          1,029          1,324          1,184          1,278
      Units redeemed                            (1,358)        (2,517)          (807)          (287)          (686)          (638)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period            11,459         10,641          6,536          6,314          9,433          8,935
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                Putnam Variable               Putnam Variable                    Rydex
                                                Trust (Class IA)              Trust (Class IA)               Variable Trust
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                                               Guggenheim
                                                       VT                            VT                         VT U.S.
                                                   High Yield             International Value Fund             Long Short
                                                   (Class IA)                    (Class IA)                   Equity Fund
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $     4,027    $     4,500    $     1,370    $     2,273    $         -    $         1
Net realized gains (losses)                         55            364            407            956            378            161
Change in unrealized gains (losses)             (2,932)            24        (10,486)        13,984            504          4,485
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                1,150          4,888         (8,709)        17,213            882          4,647
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         7,954          8,307          3,856          3,960          3,953          4,299
Benefit payments                                     -              -              -              -              -              -
Payments on termination                           (126)        (2,854)          (501)        (3,320)          (171)             4
Loans - net                                        (46)        (6,290)           (74)          (175)          (211)          (273)
Policy maintenance charge                       (4,064)        (4,101)        (1,903)        (1,969)        (2,023)        (2,194)
Transfers among the sub-accounts
  and with the Fixed Account - net                 857          1,246            208         (1,416)        (1,398)          (431)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                       4,575         (3,692)         1,586         (2,920)           150          1,405
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                5,725          1,196         (7,123)        14,293          1,032          6,052

NET ASSETS AT BEGINNING OF PERIOD               62,842         61,646         92,505         78,212         32,170         26,118
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    68,567    $    62,842    $    85,382    $    92,505    $    33,202    $    32,170
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       2,376          2,519          3,418          3,545          1,421          1,355
      Units issued                                 212            233            130            136            109            133
      Units redeemed                               (44)          (376)           (69)          (263)          (103)           (67)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             2,544          2,376          3,479          3,418          1,427          1,421
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 T. Rowe Price                 T. Rowe Price                      The
                                              Equity Series, Inc.           Equity Series, Inc.             Alger Portfolios
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                                                 Alger
                                                 T. Rowe Price                 T. Rowe Price                    Balanced
                                                Blue Chip Growth               Equity Income                   Class I-2
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $         -    $        52    $     7,374    $     5,715    $        27    $        14
Net realized gains (losses)                     13,517          4,099         13,265          6,119             51             68
Change in unrealized gains (losses)              4,267         54,123         10,168         82,049             31             91
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                               17,784         58,274         30,807         93,883            109            173
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        21,625         23,818         53,333         55,740            691          1,003
Benefit payments                                     -              -              -              -              -              -
Payments on termination                        (22,505)        (6,284)       (35,274)       (18,466)          (210)          (548)
Loans - net                                     (1,690)          (892)        (2,935)        (2,662)             -              -
Policy maintenance charge                      (15,704)       (15,440)       (25,272)       (26,230)          (466)          (612)
Transfers among the sub-accounts
  and with the Fixed Account - net                 845         (1,336)           328         (5,628)            (5)            (5)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                     (17,429)          (134)        (9,820)         2,754             10           (162)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                  355         58,140         20,987         96,637            119             11

NET ASSETS AT BEGINNING OF PERIOD              198,961        140,821        409,846        313,209          1,280          1,269
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   199,316    $   198,961    $   430,833    $   409,846    $     1,399    $     1,280
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       8,637          8,629         14,273         14,150            103            118
      Units issued                                 473            571          1,204          1,151             40             75
      Units redeemed                            (1,184)          (563)        (1,503)        (1,028)           (40)           (90)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             7,926          8,637         13,974         14,273            103            103
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                      The                           The                           The
                                                Alger Portfolios              Alger Portfolios              Alger Portfolios
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                   Alger                         Alger
                                                     Alger                       Large Cap                       MidCap
                                              Capital Appreciation                 Growth                        Growth
                                                   Class I-2                     Class I-2                     Class I-2
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       218    $       720    $       394    $     1,681    $         -    $       948
Net realized gains (losses)                     42,912         31,960         50,062          7,342          5,903          4,485
Change in unrealized gains (losses)            (13,716)        25,783        (25,020)        54,381         19,327         81,022
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                               29,414         58,463         25,436         63,404         25,230         86,455
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        26,959         28,589         30,143         34,777         38,864         41,558
Benefit payments                                (3,524)             -         (3,247)             -         (3,215)             -
Payments on termination                         (9,874)       (12,975)       (14,328)       (18,081)       (10,276)       (23,646)
Loans - net                                     (6,275)        (6,608)        (3,957)        (6,510)        (2,163)        (6,975)
Policy maintenance charge                      (18,625)       (18,109)       (14,752)       (15,480)       (24,371)       (24,258)
Transfers among the sub-accounts
  and with the Fixed Account - net                 788          2,426         (3,426)        (3,504)        (1,670)        (1,974)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                     (10,551)        (6,677)        (9,567)        (8,798)        (2,831)       (15,295)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               18,863         51,786         15,869         54,606         22,399         71,160

NET ASSETS AT BEGINNING OF PERIOD              220,912        169,126        239,415        184,809        318,699        247,539
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   239,775    $   220,912    $   255,284    $   239,415    $   341,098    $   318,699
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       6,305          6,357         11,187         11,637         10,339         10,831
      Units issued                                 514            804            867          1,116            724            854
      Units redeemed                              (907)          (856)        (1,286)        (1,566)          (764)        (1,346)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             5,912          6,305         10,768         11,187         10,299         10,339
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                                 The Universal                 The Universal                 The Universal
                                           Institutional Funds, Inc.     Institutional Funds, Inc.     Institutional Funds, Inc.
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                 Morgan Stanley                Morgan Stanley                Morgan Stanley
                                                      UIF                           UIF                           UIF
                                                Emerging Markets                  Growth                    U.S. Real Estate
                                                    Class I                       Class I                       Class I
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $        46    $       115    $         -    $       226    $     1,568    $     1,073
Net realized gains (losses)                        227             24          6,201          3,395          1,665          1,862
Change in unrealized gains (losses)               (708)          (218)        (2,533)        15,999         24,898           (732)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                 (435)           (79)         3,668         19,620         28,131          2,203
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                         3,100          3,093          8,387          9,584         14,450         15,938
Benefit payments                                     -              -              -              -              -              -
Payments on termination                              -              -         (1,181)        (3,482)        (3,896)        (7,394)
Loans - net                                     (1,503)             -           (878)          (133)        (1,211)        (1,558)
Policy maintenance charge                       (1,338)        (1,270)        (7,254)        (6,206)        (9,228)        (9,514)
Transfers among the sub-accounts
  and with the Fixed Account - net                 439            535           (587)           376           (583)          (179)
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                         698          2,358         (1,513)           139           (468)        (2,707)
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS                  263          2,279          2,155         19,759         27,663           (504)

NET ASSETS AT BEGINNING OF PERIOD               11,042          8,763         60,866         41,107         95,174         95,678
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $    11,305    $    11,042    $    63,021    $    60,866    $   122,837    $    95,174
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       1,221            959          2,275          2,272          2,860          2,934
      Units issued                                 273            289            148            258            186            234
      Units redeemed                              (185)           (27)          (201)          (255)          (200)          (308)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units Outstanding at end of period             1,309          1,221          2,222          2,275          2,846          2,860
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------------------------

                                               Van Eck Worldwide             Van Eck Worldwide             Van Eck Worldwide
                                                Insurance Trust               Insurance Trust               Insurance Trust
                                                  Sub-Account                   Sub-Account                   Sub-Account
                                           --------------------------    --------------------------    --------------------------
                                                                                                                Van Eck
                                                    Van Eck                       Van Eck                      Worldwide
                                                   Worldwide                     Worldwide                   Multi-Manager
                                                Emerging Markets                Hard Assets                   Alternatives
                                           --------------------------    --------------------------    --------------------------
                                              2014           2013           2014           2013           2014           2013
                                           -----------    -----------    -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
Net investment income (loss)               $       616    $     1,648    $        62    $       443    $         -    $         -
Net realized gains (losses)                     16,018            778            554          1,035            271             83
Change in unrealized gains (losses)            (17,139)        10,570        (13,403)         5,092           (439)           676
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from operations                                 (505)        12,996        (12,787)         6,570           (168)           759
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
  FROM POLICY TRANSACTIONS
Deposits                                        15,606         17,333          8,430         10,788          1,977          2,053
Benefit payments                                     -              -              -              -              -              -
Payments on termination                         (8,329)        (2,039)          (880)        (3,826)             -           (390)
Loans - net                                     (5,938)          (624)        (2,056)            (2)        (1,545)            10
Policy maintenance charge                       (9,542)        (9,895)        (5,771)        (6,287)          (912)        (1,048)
Transfers among the sub-accounts
  and with the Fixed Account - net                 570            350          2,646         (3,349)           153            375
                                           -----------    -----------    -----------    -----------    -----------    -----------

Increase (decrease) in net assets
  from policy transactions                      (7,633)         5,125          2,369         (2,676)          (327)         1,000
                                           -----------    -----------    -----------    -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS               (8,138)        18,121        (10,418)         3,894           (495)         1,759

NET ASSETS AT BEGINNING OF PERIOD              123,900        105,779         68,747         64,853         15,974         14,215
                                           -----------    -----------    -----------    -----------    -----------    -----------

NET ASSETS AT END OF PERIOD                $   115,762    $   123,900    $    58,329    $    68,747    $    15,479    $    15,974
                                           ===========    ===========    ===========    ===========    ===========    ===========

ACCUMULATION UNITS OUTSTANDING
  Units outstanding at beginning of
    period                                       3,733          3,570          1,894          1,975          1,313          1,229
      Units issued                                 236            311            250            365            117            136
      Units redeemed                              (467)          (148)          (157)          (446)          (143)           (52)
                                           -----------    -----------    -----------    -----------    -----------    -----------
  Units outstanding at end of period             3,502          3,733          1,987          1,894          1,287          1,313
                                           ===========    ===========    ===========    ===========    ===========    ===========

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company, which is a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     The assets within the Account are legally segregated from each other into sub-accounts (the "sub-accounts"). Allstate New York issues three life insurance policies, the Consultant Protector, the Consultant Accumulator, and Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Consultant Accumulator and Consultant Protector accept additional deposits from existing policyholders but are closed to new policyholders. Absent any policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-account names listed below correspond to the mutual fund portfolios (Fund or Funds) in which they invest:

     ALLIANCEBERNSTEIN FUND                   FIDELITY VARIABLE INSURANCE
        VPS Growth and Income                    PRODUCTS FUND (CONTINUED)
          Class A                                VIP Value Strategies
        VPS International                     FRANKLIN TEMPLETON
          Growth Class A                        INVESTMENTS
        VPS International Value                  Franklin High Income VIP
          Class A                                  Fund Class 1
        VPS Small Cap Growth                       (Previously known as
          Class A                                  VIP High Income
        VPS Small/Mid Cap Value                    Securities)
          Class A                                Franklin Income VIP Fund
     DEUTSCHE INVESTMENTS                          Class 1 (Previously
       VARIABLE INSURANCE TRUST                    known as VIP Income
       (Previously known as DWS                    Securities)
       Investments Variable                      Franklin Mutual Global
       Insurance Trust)                            Discovery VIP Fund
        Deutsche Equity 500                        Class 1 (Previously
          Index VIP Class A                        known as VIP Mutual
          (Previously known as                     Global Discovery
          DWS VIP Equity 500                       Securities)
          Index A)                               Franklin Mutual Shares
        Deutsche Small Cap                         VIP Fund Class 1
          Index VIP Class A                        (Previously known as
          (Previously known as                     VIP Mutual Shares
          DWS VIP Small Cap                        Securities)
          Index A)                               Franklin Small Cap Value
     DEUTSCHE VARIABLE                             VIP Fund Class 1
       SERIES II (Previously                       (Previously known as
       known as DWS Variable                       VIP Small Cap Value
       Series II)                                  Securities)
        Deutsche Global Income                   Franklin Small-Mid Cap
          Builder VIP Class A                      Growth VIP Fund Class 1
          (Previously known as                     (Previously known as
          DWS VIP Global Income                    VIP Small-Mid Cap
          Builder A)                               Growth Securities)
     FIDELITY VARIABLE                           Franklin Strategic Income
       INSURANCE PRODUCTS FUND                     VIP Fund Class 1
        VIP Asset Manager                          (Previously known as
        VIP Contrafund                             VIP Strategic Income
        VIP Emerging Markets                       Securities)
        VIP Equity-Income                        Franklin U.S. Government
        VIP Growth                                 Securities VIP Fund
        VIP Growth & Income                        Class 1 (Previously
        VIP High Income                            known as VIP U.S.
        VIP Index 500                              Government)
        VIP Index 500 - Service                  Templeton Global Bond VIP
          Class                                    Fund Class 1
        VIP Investment Grade                       (Previously known as
          Bond                                     VIP Global Income
        VIP Mid Cap                                Securities)
        VIP Money Market                      IBBOTSON FUND
        VIP Overseas                             Aggressive Growth ETF
        VIP Real Estate                            Asset Allocation
                                                 Balanced ETF Asset
                                                   Allocation
                                                 Conservative ETF Asset
                                                   Allocation

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     IBBOTSON FUND (CONTINUED)            MFS VARIABLE INSURANCE TRUST
        Growth ETF Asset                  (CONTINUED)
          Allocation                         MFS New Discovery
        Income and Growth ETF                MFS Total Return
          Asset Allocation                   MFS Utilities
     INVESCO FUNDS                           MFS Value
        Invesco V.I. American             OPPENHEIMER VARIABLE ACCOUNT
          Franchise                       FUNDS
        Invesco V.I. American                Oppenheimer Capital Income
          Value                              Oppenheimer Core Bond
        Invesco V.I. Core Equity             Oppenheimer Discovery
        Invesco V.I. Government                MidCap Growth
          Securities                         Oppenheimer Equity Income
        Invesco V.I. Growth and              Oppenheimer Global
          Income                             Oppenheimer Global
          Fund-Series I                        Strategic Income
        Invesco V.I. High Yield              Oppenheimer Main Street
        Invesco V.I. Mid Cap                   Small Cap
          Core Equity                     OPPENHEIMER VARIABLE ACCOUNT
        Invesco V.I. Value                FUNDS (SS)
          Opportunity                        Oppenheimer Global (SS)
     INVESCO FUNDS (CLASS II)             PANORAMA SERIES FUND, INC.
        Invesco V.I. Mid Cap                 Oppenheimer International
          Growth                               Growth
     JANUS ASPEN SERIES                   PIMCO VARIABLE INSURANCE
        Balanced                          TRUST
        Enterprise                           Foreign Bond
        Flexible Bond                        Money Market
        Forty Portfolio                      PIMCO Real Return
        Global Technology                    PIMCO Total Return
        Mid Cap Value                     PUTNAM VARIABLE TRUST
        Overseas                          (CLASS IA)
     JANUS ASPEN SERIES                      VT High Yield (Class IA)
        (SERVICE SHARES)                     VT International Value
        Balanced                               Fund (Class IA)
          (Service Shares)                RYDEX VARIABLE TRUST
        Global Research                      Guggenheim VT U.S. Long
          (Service Shares)                     Short Equity Fund
        Mid Cap Value                     T. ROWE PRICE EQUITY
          (Service Shares)                   SERIES, INC.
        Overseas                             T. Rowe Price Blue Chip
          (Service Shares)                     Growth
     LAZARD RETIREMENT                       T. Rowe Price Equity
        SERIES, INC.                           Income
        Emerging Markets Equity           THE ALGER PORTFOLIOS
     LEGG MASON PARTNERS                     Alger Balanced Class I-2
     VARIABLE PORTFOLIO I, INC.              Alger Capital
        Legg Mason ClearBridge                 Appreciation Class I-2
          Variable Fundamental               Alger Large Cap Growth
          All Cap Value Class I                Class I-2
          (For period beginning              Alger MidCap Growth
          January 01, 2014 and                 Class I-2
          ended December 05,              THE UNIVERSAL INSTITUTIONAL
          2014)                           FUNDS, INC.
        Legg Mason ClearBridge               Morgan Stanley UIF
          Variable Large Cap                   Emerging Markets Class I
          Value Class I                      Morgan Stanley UIF Growth
        Legg Mason Western                     Class I
          Assets Variable                    Morgan Stanley UIF U.S.
          Global High Yield Bond               Real Estate Class I
     MFS VARIABLE INSURANCE               VAN ECK WORLDWIDE INSURANCE
     TRUST                                TRUST
        MFS High Yield                       Van Eck Worldwide
          Portfolio (For the                   Emerging Markets
          period beginning                   Van Eck Worldwide Hard
          August 16, 2013, and                 Assets
          ended December 31,                 Van Eck Worldwide
          2013)                                Multi-Manager Alternatives
        MFS Investors Growth
           Stock
        MFS Investors Trust

     The net assets are affected by the investment results of each Fund, transactions by policyholders and certain contract expenses (see Note 4). Policyholders' interests consist of accumulation units of the sub-account. The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the policyholder to the "Fixed Account" in which the policyholders' deposits are included in the Allstate New York general account assets and earn a fixed rate of return.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to and may in fact be modeled after publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on the reported net asset values of each corresponding Fund, which in turn value their investment securities at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES - Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the sub-accounts and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No income taxes are allocable to the Account.

     The Account had no liability for unrecognized tax benefits as of December 31, 2014. The Account believes that it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   FAIR VALUE OF ASSETS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchy for inputs used in determining fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available. Assets recorded on the Statements of Net Assets at fair value are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      LEVEL 1: Assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

      LEVEL 2: Assets whose values are based on the following:
               (a) Quoted prices for similar assets in active markets;
               (b) Quoted prices for identical or similar assets in markets that are not active; or
               (c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset.

      LEVEL 3: Assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Unobservable inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the assets.

     In determining fair value, the Account uses the market approach which generally utilizes market transaction data for the same or similar instruments. All investments during the reporting period consist of shares of the Funds that have daily quoted net asset values for identical assets that the sub-account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period.

4.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. These amounts are included in payments on termination on the Statements of Changes in Net Assets.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as a redemption of units and are included in policy maintenance charge reported in the Statements of Changes in Net Assets. They are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and gender, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.05% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured person's risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.09 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $10 to $15 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2014 were as follows:

                                                                                               Purchases
                                                                                             -------------
     Investments in the AllianceBernstein Fund Sub-Accounts:
           VPS Growth and Income Class A                                                     $       2,213
           VPS International Growth Class A                                                          3,451
           VPS International Value Class A                                                           4,316
           VPS Small Cap Growth Class A                                                              5,110
           VPS Small/Mid Cap Value Class A                                                             731

     Investments in the Deutsche Investments Variable Insurance Trust Sub-Accounts (b):
           Deutsche Equity 500 Index VIP Class A (c)                                                15,485
           Deutsche Small Cap Index VIP Class A (d)                                                  7,719

     Investments in the Deutsche Variable Series II Sub-Account (e):
           Deutsche Global Income Builder VIP Class A (f)                                           13,508

     Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
           VIP Asset Manager                                                                        10,749
           VIP Contrafund                                                                           71,177
           VIP Emerging Markets                                                                      2,929
           VIP Equity-Income                                                                        72,193
           VIP Growth                                                                               43,507
           VIP Growth & Income                                                                       5,153
           VIP High Income                                                                           4,680
           VIP Index 500                                                                           165,413
           VIP Index 500 - Service Class                                                            34,020
           VIP Investment Grade Bond                                                                43,435
           VIP Mid Cap                                                                               8,631
           VIP Money Market                                                                         42,681
           VIP Overseas                                                                             25,706
           VIP Real Estate                                                                           4,657
           VIP Value Strategies                                                                      1,650

     (b) Previously known as DWS Investments Variable Insurance Trust
     (c) Previously known as DWS VIP Equity 500 Index A
     (d) Previously known as DWS VIP Small Cap Index A
     (e) Previously known as DWS Variable Series II
     (f) Previously known as DWS VIP Global Income Builder A

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED):

                                                                                               Purchases
                                                                                             -------------
     Investments in the Franklin Templeton Investments Sub-Accounts:
           Franklin High Income VIP Fund Class 1 (g)                                         $       4,197
           Franklin Income VIP Fund Class 1 (h)                                                      6,684
           Franklin Mutual Global Discovery VIP Fund Class 1 (i)                                       798
           Franklin Mutual Shares VIP Fund Class 1 (j)                                                 966
           Franklin Small Cap Value VIP Fund Class 1 (k)                                             9,588
           Franklin Small-Mid Cap Growth VIP Fund Class 1 (l)                                        4,917
           Franklin Strategic Income VIP Fund Class 1 (m)                                            2,559
           Franklin U.S. Government Securities VIP Fund Class 1 (n)                                  1,381
           Templeton Global Bond VIP Fund Class 1 (o)                                                3,492

     Investments in the Ibbotson Fund Sub-Accounts:
           Aggressive Growth ETF Asset Allocation                                                   44,378
           Balanced ETF Asset Allocation                                                            57,865
           Conservative ETF Asset Allocation                                                        14,396
           Growth ETF Asset Allocation                                                              71,229
           Income and Growth ETF Asset Allocation                                                   28,331

     Investments in the Invesco Funds Sub-Accounts:
           Invesco V.I. American Franchise                                                          13,946
           Invesco V.I. American Value                                                               1,490
           Invesco V.I. Core Equity                                                                  2,315
           Invesco V.I. Government Securities                                                        7,129
           Invesco V.I. Growth and Income Fund - Series I                                           42,251
           Invesco V.I. High Yield                                                                   3,216
           Invesco V.I. Mid Cap Core Equity                                                         17,015
           Invesco V.I. Value Opportunity                                                            7,189

     Investments in the Invesco Funds (Class II) Sub-Account:
           Invesco V.I. Mid Cap Growth                                                               4,157

     (g) Previously known as VIP High Income Securities
     (h) Previously known as VIP Income Securities
     (i) Previously known as VIP Mutual Global Discovery Securities
     (j) Previously known as VIP Mutual Shares Securities
     (k) Previously known as VIP Small Cap Value Securities
     (l) Previously known as VIP Small-Mid Cap Growth Securities
     (m) Previously known as VIP Strategic Income Securities
     (n) Previously known as VIP U.S. Government
     (o) Previously known as VIP Global Income Securities

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED):

                                                                                               Purchases
                                                                                             -------------
     Investments in the Janus Aspen Series Sub-Accounts:
           Balanced                                                                          $       3,301
           Enterprise                                                                                4,574
           Flexible Bond                                                                             1,441
           Forty Portfolio                                                                          28,835
           Global Technology                                                                         1,977
           Mid Cap Value                                                                             1,973
           Overseas                                                                                  7,433

     Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
            Balanced (Service Shares)                                                               31,192
            Global Research (Service Shares)                                                         2,813
            Mid Cap Value (Service Shares)                                                          24,519
            Overseas (Service Shares)                                                               22,868

     Investments in the Lazard Retirement Series, Inc. Sub-Account:
            Emerging Markets Equity                                                                  3,431

     Investments in the Legg Mason Partners Variable Portfolios I, Inc. Sub-Accounts:
            Legg Mason ClearBridge Variable Fundamental All Cap Value Class I (p)                  104,004
            Legg Mason ClearBridge Variable Large Cap Value Class I                                130,909
            Legg Mason Western Assets Variable Global High Yield Bond                               17,340

     Investments in the MFS Variable Insurance Trust Sub-Accounts:
            MFS High Yield Portfolio                                                                11,327
            MFS Investors Growth Stock                                                               6,325
            MFS Investors Trust                                                                      2,658
            MFS New Discovery                                                                       79,647
            MFS Total Return                                                                        13,768
            MFS Utilities                                                                            9,634
            MFS Value                                                                                9,213


     (p) For period beginning January 1, 2014 and ended December 5, 2014

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED):

                                                                                               Purchases
                                                                                             -------------
     Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
         Oppenheimer Capital Income                                                          $       1,855
         Oppenheimer Core Bond                                                                         786
         Oppenheimer Discovery MidCap Growth                                                         8,783
         Oppenheimer Equity Income                                                                   1,992
         Oppenheimer Global                                                                          1,318
         Oppenheimer Global Strategic Income                                                         1,215
         Oppenheimer Main Street Small Cap                                                         126,205

     Investments in the Oppenheimer Variable Account Funds (SS) Sub-Account:
          Oppenheimer Global (SS)                                                                   46,520

     Investments in the Panorama Series Fund, Inc. Sub-Account:
          Oppenheimer International Growth                                                          16,628

     Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
          Foreign Bond                                                                               4,920
          Money Market                                                                              25,556
          PIMCO Real Return                                                                         19,684
          PIMCO Total Return                                                                        28,112

     Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
          VT High Yield (Class IA)                                                                   9,792
          VT International Value Fund (Class IA)                                                     4,824

     Investments in the Rydex Variable Trust Sub-Account:
          Guggenheim VT U.S. Long Short Equity Fund                                                  2,430

     Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
          T. Rowe Price Blue Chip Growth                                                            11,205
          T. Rowe Price Equity Income                                                               42,710

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   PURCHASES OF INVESTMENTS (CONTINUED):

                                                                                               Purchases
                                                                                             -------------
     Investments in the The Alger Portfolios Sub-Accounts:
          Alger Balanced Class I-2                                                           $         538
          Alger Capital Appreciation Class I-2                                                      50,355
          Alger Large Cap Growth Class I-2                                                          59,117
          Alger MidCap Growth Class I-2                                                             20,986

     Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
          Morgan Stanley UIF Emerging Markets Class I                                                2,532
          Morgan Stanley UIF Growth Class I                                                          7,934
          Morgan Stanley UIF U.S. Real Estate Class I                                                8,694

     Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
          Van Eck Worldwide Emerging Markets                                                        22,619
          Van Eck Worldwide Hard Assets                                                              8,379
          Van Eck Worldwide Multi-Manager Alternatives                                               1,631
                                                                                             -------------
                                                                                             $   1,995,105
                                                                                             =============

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS

       A summary of accumulation units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2014.

       ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

               * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the Fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.

               Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open. The investment income ratio is reported at zero when no dividend is received in the Sub-Account during the period or the net asset value at the end of the period is zero.

               ** TOTAL RETURN - These amounts represent the total return for periods indicated, including changes in the value of the underlying Fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Deutsche Investments Variable Insurance Trust
   Sub-Accounts (b):
      Deutsche Equity 500 Index VIP Class A (c)
         2014                                         4,488   $       30.70   $     137,771              1.78%           13.39%
         2013                                         4,717           27.07         127,698              1.78            31.93
         2012                                         4,950           20.52         101,583              1.85            15.70
         2011                                         6,008           17.74         106,565              1.56             1.83
         2010                                         7,015           17.42         122,194              1.82            14.70
      Deutsche Small Cap Index VIP Class A (d)
         2014                                         1,809           37.69          68,175              0.94             4.74
         2013                                         1,843           35.98          66,338              1.57            38.64
         2012                                         2,117           25.95          54,952              0.97            16.25
         2011                                         1,755           22.33          39,190              0.75            -4.41
         2010                                         2,543           23.36          59,386              0.84            26.39

Investments in the
   Deutsche Variable Series II
   Sub-Account (e):
      Deutsche Global Income Builder VIP Class A (f)
         2014                                         4,030           16.62          67,001              3.02             3.83
         2013                                         3,795           16.01          60,758              2.07            16.63
         2012                                         4,080           13.73          56,022              1.59            12.98
         2011                                         4,065           12.15          49,398              1.77            -1.42
         2010                                         4,989           12.33          61,503              2.98            11.22

----------
     (b) Previously known as DWS Investments Variable Insurance Trust
     (c) Previously known as DWS VIP Equity 500 Index A
     (d) Previously known as DWS VIP Small Cap Index A
     (e) Previously known as DWS Variable Series II
     (f) Previously known as DWS VIP Global Income Builder A

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Asset Manager
         2014                                         3,021   $       22.97   $      69,393              1.43%            5.83%
         2013                                         3,552           21.70          77,084              1.61            15.71
         2012                                         3,534           18.76          66,281              1.64            12.48
         2011                                         3,365           16.67          56,110              2.06            -2.56
         2010                                         3,282           17.11          56,166              1.76            14.26
      VIP Contrafund
         2014                                        26,133           36.93         964,990              0.98            11.94
         2013                                        26,365           32.99         869,664              1.11            31.29
         2012                                        26,201           25.13         658,318              1.41            16.42
         2011                                        26,993           21.58         582,577              1.08            -2.53
         2010                                        26,014           22.14         576,003              1.24            17.22
      VIP Equity-Income
         2014                                        23,241           26.38         613,172              2.87             8.72
         2013                                        24,399           24.27         592,107              2.58            28.15
         2012                                        25,519           18.94         483,261              3.26            17.31
         2011                                        26,307           16.14         424,671              2.70             0.97
         2010                                        24,332           15.99         389,013              1.91            15.15
      VIP Growth
         2014                                        27,994           23.79         665,996              0.19            11.30
         2013                                        30,053           21.38         642,390              0.29            36.34
         2012                                        30,855           15.68         483,767              0.63            14.69
         2011                                        31,971           13.67         437,057              0.40             0.20
         2010                                        30,578           13.64         417,171              0.28            24.17
      VIP Index 500
         2014                                        36,671           25.25         925,817              1.74            13.57
         2013                                        33,418           22.23         742,871              1.93            32.24
         2012                                        34,721           16.81         583,642              2.20            15.92
         2011                                        35,110           14.50         509,158              2.13             2.04
         2010                                        31,399           14.21         446,242              2.06            15.02
      VIP Investment Grade Bond
         2014                                        13,940           17.21         239,851              2.19             5.83
         2013                                        14,651           16.26         238,188              2.46            -1.78
         2012                                        13,733           16.55         227,300              2.35             5.90
         2011                                        14,731           15.63         230,238              3.38             7.33
         2010                                        14,489           14.56         210,984              3.92             7.80
      VIP Money Market
         2014                                        15,589           14.64         228,288              0.01             0.01
         2013                                        14,799           14.64         216,706              0.03             0.03
         2012                                        15,354           14.64         224,760              0.13             0.14
         2011                                        13,270           14.62         193,987              0.11             0.11
         2010                                        12,459           14.60         181,940              0.19             0.24
      VIP Overseas
         2014                                        11,743           19.81         232,695              1.39            -8.08
         2013                                        11,329           21.56         244,219              1.39            30.44
         2012                                        11,476           16.53         289,656              2.05            20.74
         2011                                        11,558           13.69         158,197              1.58           -17.16
         2010                                        10,188           16.52         168,343              1.43            13.11

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2014                                             -             N/A   $           -               N/A%             N/A%
         2013                                             -             N/A               -               N/A              N/A
         2012                                             -             N/A               -               N/A              N/A
         2011                                             -             N/A               -              1.35            -4.85
         2010                                           478           14.98           7,162              0.49            15.58
      Balanced ETF Asset Allocation
         2014                                           877           17.56          15,406              1.49             4.79
         2013                                           769           16.76          12,889              2.22            12.19
      Conservative ETF Asset Allocation
         2014                                             -             N/A               -               N/A              N/A
         2013                                             -             N/A               -               N/A              N/A
         2012                                             -             N/A               -               N/A              N/A
         2011                                             -             N/A               -              1.17             3.42
         2010                                           251           11.68           2,933              1.84             6.67
      Growth ETF Asset Allocation
         2014                                           966           19.37          18,715              1.29             4.85
         2013                                           874           18.47          16,143              1.53            16.78
         2012                                           780           15.82          12,341              1.76            13.24
         2011                                           655           13.97           9,151              1.41            -3.50
         2010                                         1,276           14.48          18,464              0.56            14.19

Investments in the
   Invesco Funds
   Sub-Accounts:
      Invesco V.I. American Franchise
         2014                                        14,569           14.82         215,867              0.04             8.44
         2013                                        15,676           13.66         214,181              0.43            40.14
         2012 (r) (s)                                17,330            9.75         168,964              0.00            -2.50
      Invesco V.I. Core Equity
         2014                                         1,234           18.44          22,750              0.88             8.15
         2013                                         1,179           17.05          20,099              1.44            29.25
         2012                                         1,110           13.19          14,637              1.05            13.88
         2011                                         1,048           11.58          12,136              0.99            -0.06
         2010                                         1,009           11.59          11,691              0.99             9.56
      Invesco V. I. Government Securities
         2014                                         3,722           11.10          41,327              3.21             4.14
         2013                                         3,569           10.66          38,053              3.57            -2.62
         2012                                         3,288           10.95          36,003              3.39             2.48
         2011 (t)                                     2,654           10.68          28,351              0.00             6.84
      Invesco V. I. Growth and Income Fund - Series I
         2014                                         6,759           32.17         217,428              1.76            10.28
         2013                                         6,709           29.17         195,702              1.54            34.08
         2012                                         6,752           21.75         146,874              1.59            14.63
         2011                                         6,712           18.98         127,364              1.34            -2.01
         2010                                         6,232           19.37         120,682              0.09            12.51

----------
     (r) For period beginning April 27, 2012, and ended December 31, 2012
     (s) On April 27, 2012 Invesco V.I. Capital Appreciation merged into Invesco V.I. American Franchise
     (t) For period beginning April 29, 2011, and ended December 31, 2011

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Invesco Funds
   Sub-Accounts (continued):
      Invesco V. I. High Yield
         2014                                         1,980   $       12.29   $      24,342              5.00%            1.73%
         2013                                         2,035           12.08          24,591              5.00             7.01
         2012                                         2,005           11.29          22,638              4.67            17.17
         2011 (t)                                     2,997            9.64          28,883              0.00            -3.63
      Invesco V.I. Mid Cap Core Equity
         2014                                         4,604           21.29          98,018              0.04             4.43
         2013                                         4,704           20.39          95,896              0.73            28.81
         2012                                         4,565           15.83          72,239              0.07            10.96
         2011                                         4,504           14.26          64,236              0.29            -6.38
         2010                                         5,157           15.23          78,574              0.55            14.11
      Invesco V.I. Value Opportunity
         2014                                         4,497           16.54          74,381              1.33             6.62
         2013                                         5,047           15.51          78,297              1.47            33.75
         2012                                         5,107           11.60          59,244              1.46            17.70
         2011                                         6,175            9.85          60,855              0.92            -3.05
         2010                                         5,854           10.16          59,500              0.60             7.35

Investments in the
   Invesco Funds (Class II)
   Sub-Account:
      Invesco V.I. Mid Cap Growth
         2014                                         9,058           24.29         220,029              0.00             7.69
         2013                                         9,954           22.56         224,533              0.22            36.60
         2012                                         9,762           16.51         161,194              0.00            11.63
         2011                                         9,626           14.79         142,397              0.00            -9.36
         2010                                         9,599           16.32         156,652              0.00            27.27

Investments in the
   Janus Aspen Series
   Sub-Account:
      Forty Portfolio
         2014                                         2,692           28.03          75,458              0.15             8.73
         2013                                         2,593           25.78          66,837              0.70            31.23
         2012                                         2,493           19.64          48,978              0.76            24.16
         2011                                         2,418           15.82          38,255              0.40            -6.69
         2010                                         2,074           16.96          35,170              0.36             6.75

Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)
         2014                                        10,621           28.13         298,792              1.54             8.24
         2013                                        10,225           25.99         265,744              1.35            19.80
         2012                                         9,955           21.69         215,965              2.68            13.37
         2011                                         9,443           19.14         180,683              2.27             1.35
         2010                                         8,688           18.88         164,027              2.53             8.12

----------
     (t) For period beginning April 29, 2011, and ended December 31, 2011

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Janus Aspen Series (Service Shares)
   Sub-Accounts (continued):
      Global Research (Service Shares)
         2014                                         1,526   $       23.74   $      36,220              0.95%            7.18%
         2013                                         1,517           22.15          33,591              1.09            28.08
         2012                                         1,582           17.29          27,356              0.81            19.86
         2011                                         2,115           14.43          30,520              0.48           -13.99
         2010                                         2,273           16.77          38,125              0.47            15.52
      Mid Cap Value (Service Shares)
         2014                                         5,279           25.15         132,766              1.25             8.44
         2013                                         5,328           23.19         123,575              1.15            25.81
         2012                                         5,204           18.44          95,942              0.87            10.79
         2011                                         4,931           16.64          82,049              0.59            -2.98
         2010                                         5,049           17.15          86,590              0.51            15.36
      Overseas (Service Shares)
         2014                                         9,012            8.11          73,048              3.03           -12.10
         2013                                         8,709            9.22          80,310              3.15            14.28
         2012                                         9,536            8.07          76,950              0.62            13.18
         2011                                         8,451            7.13          60,251              0.40           -32.34
         2010                                         7,493           10.54          78,950              0.53            25.02

Investments in the
   Lazard Retirement Series, Inc.
   Sub-Account:
      Emerging Markets Equity
         2014                                           510           51.94          26,483              1.75            -4.64
         2013                                           507           54.46          27,631              1.42            -1.24
         2012                                           480           55.15          26,477              1.68            22.05
         2011                                           480           45.19          21,674              1.77           -18.00
         2010                                           577           55.10          31,789              1.20            22.69

Investments in the
   Legg Mason Partners Variable Portfolios I, Inc
   Sub-Accounts:
      Legg Mason ClearBridge Variable Fundamental All Cap Value Class I
         2014 (p)                                         -           14.29               -             21.36             9.16
         2013                                         8,037           13.09         105,179              1.44            32.16
         2012                                         8,234            9.90          81,536              1.75            14.98
         2011                                         8,551            8.61          73,644              1.36            -6.20
         2010                                         8,916            9.18          81,867              1.76            16.60

----------
     (p) For period beginning January 1, 2014 and ended December 5, 2014

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Legg Mason Partners Variable Portfolios I, Inc
   Sub-Accounts (continued):
      Legg Mason ClearBridge Variable Large Cap Value Class I
         2014                                         6,319   $       22.94   $     144,933              2.92%           11.71%
         2013                                         1,199           20.53          24,616              1.72            32.37
         2012                                         1,179           15.51          18,290              2.42            16.50
         2011                                         1,147           13.31          15,268              2.40             4.95
         2010                                         1,005           12.69          12,738              2.98             9.46
      Legg Mason Western Asset Variable Global High Yield Bond
         2014                                         4,986           19.83          98,874              7.13            -1.15
         2013                                         5,387           20.06         108,071              6.14             6.27
         2012                                         5,240           18.88          98,910              7.67            18.33
         2011                                         5,043           15.95          80,450              8.23             1.71
         2010                                         4,915           15.69          77,088              9.26            14.92

Investments in the
   MFS Variable Insurance Trust
   Sub-Accounts:
      MFS High Yield Portfolio
         2014                                         5,047           10.69          53,969              5.54             2.81
         2013 (q)                                     6,368           10.40          66,243              4.69             4.02
      MFS Investors Growth Stock
         2014                                         2,095           23.30          48,802              0.51            11.45
         2013                                         2,098           20.90          43,849              0.62            30.29
         2012                                         2,032           16.04          32,607              0.45            16.97
         2011                                         2,070           13.71          28,392              0.55             0.58
         2010                                         1,874           13.64          25,551              0.40            12.47
      MFS Investors Trust
         2014                                           620           23.35          14,484              0.96            11.01
         2013                                           579           21.03          12,162              1.15            32.05
         2012                                           563           15.93           8,978              0.90            19.18
         2011                                           543           13.36           7,262              0.94            -2.18
         2010                                           523           13.66           7,141              1.12            11.10
      MFS New Discovery
         2014                                         7,095           42.21         299,458              0.00            -7.26
         2013                                         7,122           45.51         324,146              0.00            41.52
         2012                                         7,666           32.16         246,532              0.00            21.22
         2011                                         7,444           26.53         197,474              0.00           -10.27
         2010                                         7,838           29.56         231,702              0.00            36.34
      MFS Total Return
         2014                                         2,824           27.80          78,518              2.09             8.50
         2013                                         3,272           25.62          83,835              1.78            19.05
         2012                                         3,360           21.52          72,323              2.66            11.26
         2011                                         3,390           19.35          65,584              2.68             1.77
         2010                                         3,078           19.01          58,523              2.52             9.93

----------
     (q) For the period beginning August 16 2013, and ended December 31, 2013

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   MFS Variable Insurance Trust
   Sub-Accounts (continued):
      MFS Utilities
         2014                                         1,261   $       55.47   $      69,946              2.31%           12.73%
         2013                                         1,432           49.21          70,434              2.40            20.52
         2012                                         1,499           40.83          61,200              6.45            13.48
         2011                                         2,054           35.98          73,896              3.33             6.78
         2010                                         2,057           33.69          69,297              2.56            13.81
      MFS Value
         2014                                         2,242           25.30          56,724              1.82            10.51
         2013                                         3,364           22.89          77,021              1.48            35.89
         2012                                         3,902           16.85          65,737              1.62            16.26
         2011                                         3,757           14.49          54,442              1.53            -0.30
         2010                                         3,383           14.53          49,175              1.34            11.53

Investments in the
   Oppenheimer Variable Account Funds Sub-Accounts:
      Oppenheimer Discovery MidCap Growth
         2014                                         6,030           18.92         114,077              0.00             5.78
         2013                                         6,351           17.88         113,572              0.01            35.98
         2012                                         6,367           13.15          83,731              0.00            16.45
         2011                                         5,706           11.29          64,441              0.00             1.10
         2010                                         5,204           11.17          58,138              0.00            27.46
      Oppenheimer Main Street Small Cap
         2014                                        14,011           43.81         613,814              0.84            11.93
         2013                                        14,848           39.14         581,117              0.91            41.01
         2012                                        15,105           27.75         419,241              0.59            17.99
         2011                                        15,500           23.52         364,624              0.59            -2.21
         2010                                        15,179           24.06         365,132              0.56            23.41
   Oppenheimer Variable Account Funds (SS)
   Sub-Accounts:
      Oppenheimer Global (SS)
         2014                                        15,222           22.99         349,994              0.84             2.06
         2013                                        15,993           22.53         360,308              1.20            26.99
         2012                                        16,658           17.74         295,523              1.88            20.95
         2011                                        16,272           14.67         238,675              1.04            -8.53
         2010                                        15,406           16.03         247,027              1.14            15.70

Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2014                                         3,253           41.57         135,221              1.18            -7.22
         2013                                         3,155           44.80         141,359              1.31            25.87
         2012                                         3,132           35.59         111,466              1.44            22.22
         2011                                         3,157           29.12          91,942              0.95            -7.16
         2010                                         3,556           31.37         111,569              1.11            14.76

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   PIMCO Variable Insurance Trust
   Sub-Accounts:
      Foreign Bond
         2014                                         2,394   $       20.74   $      49,645              1.80%           11.17%
         2013                                         2,446           18.65          45,629              1.90             0.50
         2012                                         2,812           18.56          52,178              2.30            10.86
         2011                                         2,833           16.74          47,426              2.09             6.77
         2010                                         3,091           15.68          48,464              1.89             8.49
      Money Market
         2014                                        11,459           11.74         134,519              0.01             0.01
         2013                                        10,641           11.74         124,894              0.06             0.06
         2012                                        11,052           11.73         129,658              0.06             0.06
         2011                                        10,871           11.72         127,446              0.06             0.06
         2010                                        11,928           11.72         139,747              0.05             0.05
      PIMCO Real Return
         2014                                         6,536           16.68         109,041              1.47             3.89
         2013                                         6,313           16.06         101,380              1.88            -9.91
         2012                                         5,277           17.83          94,058              1.05             8.76
         2011                                         5,072           16.39          83,121              2.13            11.68
         2010                                         4,840           14.67          71,036              1.47             8.11
      PIMCO Total Return
         2014                                         9,433           20.37         192,141              2.26             4.45
         2013                                         8,935           19.50         174,241              2.23            -2.11
         2012                                         8,295           19.92         165,272              2.63             9.61
         2011                                         8,448           18.17         153,532              2.63             3.61
         2010                                         8,444           17.54         148,116              2.43             8.10

Investments in the
   Putnam Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)
         2014                                         2,544           26.95          68,567              6.13             1.91
         2013                                         2,376           26.45          62,842              7.23             8.10
         2012                                         2,519           24.47          61,646              7.64            16.34
         2011                                         2,409           21.03          50,668              8.10             1.85
         2010                                         2,556           20.65          52,758              7.26            14.54
      VT International Value Fund (Class IA)
         2014                                         3,479           24.55          85,382              1.54            -9.29
         2013                                         3,418           27.06          92,505              2.66            22.63
         2012                                         3,545           22.07          78,212              2.94            21.80
         2011                                         3,296           18.12          59,712              2.89           -13.52
         2010                                         3,260           20.95          68,268              3.02             7.42

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Rydex Variable Trust
   Sub-Account:
      Guggenheim VT U.S. Long Short Equity Fund
         2014                                         1,427   $       23.27   $      33,202              0.00%            2.79%
         2013                                         1,421           22.64          32,170              0.00            17.46
         2012                                         1,355           19.27          26,118              0.00             4.43
         2011                                         1,236           18.45          22,818              0.00            -6.56
         2010                                         1,474           19.75          29,098              0.00            11.21

Investments in the
   T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
      T. Rowe Price Blue Chip Growth
         2014                                         7,926           25.15         199,316              0.00             9.17
         2013                                         8,637           23.03         198,961              0.03            41.15
         2012                                         8,629           16.32         140,821              0.16            18.26
         2011                                         8,672           13.80         119,668              0.00             1.52
         2010                                         8,318           13.59         113,076              0.00            16.39
      T. Rowe Price Equity Income
         2014                                        13,974           30.83         430,833              1.75             7.38
         2013                                        14,273           28.71         409,846              1.58            29.72
         2012                                        14,150           22.14         313,209              2.21            17.15
         2011                                        13,429           18.89         253,733              1.76            -0.71
         2010                                        13,159           19.03         250,426              1.86            15.02

Investments in the
   The Alger Portfolios
   Sub-Accounts:
      Alger Capital Appreciation Class I-2
         2014                                         5,180           43.59         225,805              0.09            13.75
         2013                                         5,343           38.32         204,771              0.37            35.19
         2012                                         5,662           28.35         160,497              1.11            18.30
         2011                                         5,553           23.96         133,058              0.11            -0.30
         2010                                         5,344           24.03         128,428              0.37            14.03
      Alger Large Cap Growth Class I-2
         2014                                        10,320           24.04         248,120              0.16            10.99
         2013                                        10,783           21.66         233,589              0.79            35.08
         2012                                        11,301           16.04         181,220              1.19             9.87
         2011                                        11,024           14.60         160,913              1.00            -0.35
         2010                                        10,598           14.65         155,240              0.70            13.39
      Alger MidCap Growth Class I-2
         2014                                         9,555           34.64         330,967              0.00             8.01
         2013                                         9,677           32.07         310,350              0.33            35.84
         2012                                        10,263           23.61         242,264              0.00            16.21
         2011                                        10,010           20.32         203,354              0.33            -8.27
         2010                                         9,558           22.15         211,696              0.00            19.38

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Consultant Accumulator and Consultant Protector Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF Growth Class I
         2014                                         2,104   $       28.91   $      60,823              0.00%            6.36%
         2013                                         2,173           27.18          59,074              0.44            48.07
         2012                                         2,179           18.36          40,007              0.00            14.38
         2011                                         2,365           16.05          37,951              0.11            -2.80
         2010                                         2,298           16.51          37,951              0.12            22.86
      Morgan Stanley UIF U.S. Real Estate Class I
         2014                                         2,846           43.17         122,837              1.44            29.72
         2013                                         2,860           33.28          95,174              1.12             2.05
         2012                                         2,934           32.61          95,678              0.89            15.84
         2011                                         3,146           28.15          88,574              0.85             5.92
         2010                                         3,474           26.58          92,321              2.08            29.96

Investments in the
   Van Eck Worldwide Insurance Trust
   Sub-Accounts:
      Van Eck Worldwide Emerging Markets
         2014                                         3,502           33.06         115,762              0.51            -0.41
         2013                                         3,733           33.19         123,900              1.44            12.02
         2012                                         3,570           29.63         105,779              0.00            29.81
         2011                                         3,443           22.83          78,589              1.02           -25.74
         2010                                         3,909           30.74         120,161              0.56            26.84
      Van Eck Worldwide Hard Assets
         2014                                         1,987           29.36          58,329              0.10           -19.10
         2013                                         1,894           36.29          68,747              0.66            10.53
         2012                                         1,975           32.84          64,853              0.63             3.39
         2011                                         1,749           31.76          55,551              1.17           -16.45
         2010                                         1,563           38.01          59,427              0.29            29.23
      Van Eck Worldwide Multi-Manager Alternatives
         2014                                         1,287           12.03          15,479              0.00            -1.07
         2013                                         1,314           12.16          15,974              0.00             5.05
         2012                                         1,229           11.57          14,215              0.00             1.33
         2011                                         1,196           11.42          13,655              0.85            -2.27
         2010                                         1,108           11.68          12,944              0.00             4.97

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   AllianceBernstein Fund
   Sub-Accounts:
      VPS Growth & Income Class A
         2014                                           676   $       16.26   $      11,003              1.33%            9.54%
         2013                                           610           14.85           9,056              1.26            34.96
         2012                                           517           11.00           5,688              1.74            17.52
         2011                                           444            9.36           4,153              1.25             6.32
         2010                                           309            8.80           2,718              0.00            13.09
      VPS International Growth Class A
         2014                                         2,025            9.05          18,335              0.00            -1.19
         2013                                         1,806            9.16          16,550              1.04            13.60
         2012                                         1,522            8.07          12,283              1.78            15.54
         2011                                         1,289            6.98           9,002              3.20           -15.85
         2010                                           784            8.30           6,501              2.09            12.90
      VPS International Value Class A
         2014                                         1,925            7.23          13,921              4.18            -6.21
         2013                                         1,485            7.71          11,446              6.68            23.00
         2012                                         1,230            6.27           7,706              2.01            14.53
         2011                                           771            5.47           4,219              5.27           -19.25
         2010                                           467            6.78           3,165              4.39             4.59
      VPS Small Cap Growth Class A
         2014                                           825           20.31          16,760              0.00            -1.81
         2013                                           815           20.69          16,854              0.00            45.66
         2012                                           723           14.20          10,275              0.00            15.02
         2011                                           656           12.35           8,105              0.00             4.46
         2010                                           444           11.82           5,246              0.00            36.90
      VPS Small/Mid Cap Value Class A
         2014                                            89           18.62           1,658              0.73             9.20
         2013                                            74           17.05           1,268              0.60            38.06
         2012                                            69           12.35             841              0.57            18.75
         2011                                            52           10.40             537              0.43            -8.39
         2010                                            86           11.35             972              0.11            26.91

Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts:
      VIP Contrafund
         2014                                         2,665           16.06          42,796              0.98            11.94
         2013                                         2,701           14.34          38,749              1.11            31.29
         2012                                         2,317           10.93          25,321              1.41            16.42
         2011                                         1,735            9.39          16,287              1.08            -2.53
         2010                                           978            9.63           9,419              1.24            17.22

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Emerging Markets
         2014                                           491   $       10.88   $       5,344              0.45%            1.38%
         2013                                           288           10.73           3,086              0.68             3.85
         2012                                           309           10.33           3,192              1.10            14.37
         2011                                           282            9.03           2,546              1.37           -21.01
         2010                                           140           11.43           1,603              1.50            14.35
      VIP Equity-Income
         2014                                         2,435           14.56          35,450              2.87             8.72
         2013                                         2,173           13.39          29,118              2.58            28.15
         2012                                         1,835           10.45          19,175              3.26            17.31
         2011                                         1,487            8.91          13,244              2.70             0.97
         2010                                         1,089            8.82           9,606              1.91            15.15
      VIP Growth
         2014                                         3,149           15.92          50,120              0.19            11.30
         2013                                         2,887           14.30          41,294              0.29            36.34
         2012                                         2,471           10.49          25,920              0.63            14.69
         2011                                         2,253            9.15          20,609              0.40             0.20
         2010                                         1,602            9.13          14,623              0.28            24.17
      VIP Growth & Income
         2014                                         1,394           15.82          22,053              1.60            10.47
         2013                                         1,768           14.32          25,322              1.95            33.56
         2012                                         1,605           10.72          17,203              2.88            18.56
         2011                                         1,260            9.04          11,397              2.18             1.61
         2010                                           857            8.90           7,627              1.14            14.87
      VIP High Income
         2014                                           934           15.45          14,422              4.91             1.16
         2013                                         1,335           15.27          20,395              6.47             5.95
         2012                                         1,064           14.41          15,338              7.32            14.23
         2011                                           770           12.62           9,721              9.47             4.03
         2010                                           346           12.13           4,192             12.54            13.82
      VIP Index 500 - Service Class
         2014                                        10,162           16.76         170,361              1.70            13.46
         2013                                         8,682           14.78         128,293              2.00            32.11
         2012                                         6,634           11.18          74,202              2.54            15.81
         2011                                         3,884            9.66          37,515              2.22             1.93
         2010                                         2,796            9.48          26,496              2.38            14.91
      VIP Investment Grade Bond
         2014                                         2,755           14.14          38,958              2.19             5.83
         2013                                         2,628           13.36          35,120              2.46            -1.78
         2012                                         2,212           13.61          30,097              2.35             5.90
         2011                                         1,082           12.85          13,901              3.38             7.33
         2010                                           689           11.97           8,242              3.92             7.80

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Fidelity Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Mid Cap
         2014                                         1,950   $       17.01   $      33,169              0.26%            6.29%
         2013                                         1,991           16.01          31,856              0.57            36.23
         2012                                         1,573           11.75          18,478              0.78            14.83
         2011                                         1,007           10.23          10,299              0.36           -10.61
         2010                                           499           11.45           5,714              0.53            28.83
      VIP Money Market
         2014                                         4,280           10.30          44,107              0.01             0.01
         2013                                         3,672           10.30          37,836              0.03             0.03
         2012                                         3,421           10.30          35,234              0.13             0.14
         2011                                         2,524           10.29          25,964              0.11             0.11
         2010                                         1,728           10.28          17,759              0.19             0.24
      VIP Real Estate
         2014                                           862           16.32          14,071              1.35            30.18
         2013                                         1,645           12.54          20,628              2.02             1.82
         2012                                         1,357           12.31          16,709              1.70            18.57
         2011                                         1,010           10.38          10,490              1.46             8.09
         2010                                           585            9.61           5,624              1.75            30.42
      VIP Value Strategies
         2014                                           376           16.67           6,266              1.14             6.80
         2013                                           328           15.61           5,119              0.87            30.49
         2012                                           396           11.96           4,736              0.68            27.28
         2011                                           324            9.40           3,049              1.29            -8.81
         2010                                           206           10.31           2,127              0.88            26.63

Investments in the
   Franklin Templeton Investments Fund
   Sub-Accounts:
      Franklin High Income VIP Fund Class 1 (g)
         2014                                           640           16.12          10,323              8.45             0.21
         2013                                         1,028           16.08          16,518              7.91             8.17
         2012                                           792           14.87          11,783              4.64            15.94
         2011                                         1,204           12.82          15,445              6.30             4.63
         2010                                           251           12.26           3,078              5.85            13.71
      Franklin Income VIP Fund Class 1 (h)
         2014                                         1,063           14.89          15,824              4.62             4.92
         2013                                           761           14.19          10,804              6.07            14.18
         2012                                           527           12.43           6,560              6.83            12.91
         2011                                           380           11.01           4,186              6.31             2.71
         2010                                           221           10.72           2,365              7.95            12.87

----------
     (g) Previously known as VIP High Income Securities
     (h) Previously known as VIP Income Securities

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Franklin Templeton Investments Fund
   Sub-Accounts (continued):
      Franklin Mutual Global Discovery VIP Fund Class 1 (i)
         2014                                           120   $       15.56   $       1,871              1.98%            5.98%
         2013                                           134           14.68           1,962              2.83            27.95
         2012                                           125           11.48           1,438              3.19            13.63
         2011                                            91           10.10             921              2.33            -2.73
         2010                                            43           10.38             443              1.56            12.24
      Franklin Mutual Shares VIP Fund Class 1 (j)
         2014                                           267           14.66           3,921              2.32             7.38
         2013                                           245           13.66           3,347              2.39            28.53
         2012                                           215           10.62           2,276              2.19            14.61
         2011                                           222            9.27           2,057              2.69            -0.79
         2010                                           148            9.34           1,383              2.22            11.47
      Franklin Small Cap Value VIP Fund Class 1 (k)
         2014                                         1,853           17.26          31,981              0.83             0.88
         2013                                         1,700           17.11          29,087              1.57            36.50
         2012                                         1,657           12.53          20,776              1.02            18.75
         2011                                         1,449           10.56          15,299              0.88            -3.53
         2010                                           941           10.94          10,300              0.82            28.49
      Franklin Small-Mid Cap Growth VIP Fund Class 1 (l)
         2014                                           806           17.76          14,307              0.00             7.78
         2013                                           726           16.48          11,970              0.00            38.50
         2012                                           643           11.90           7,644              0.00            11.12
         2011                                           526           10.71           5,632              0.00            -4.59
         2010                                           399           11.22           4,481              0.00            27.94
      Franklin Strategic Income VIP Fund Class 1 (m)
         2014                                           376           14.95           5,620              4.68             2.12
         2013                                           486           14.64           7,117              5.36             3.52
         2012                                           260           14.14           3,687              6.07            13.12
         2011                                           241           12.50           3,017              6.03             2.78
         2010                                           137           12.16           1,676              3.63            11.21
      Franklin U.S. Government Securities VIP Fund Class 1 (n)
         2014                                         1,314           12.61          16,575              2.89             3.64
         2013                                         1,306           12.17          15,897              2.93            -1.99
         2012                                         1,248           12.42          15,503              0.91             2.12
         2011                                           230           12.16           2,799              3.34             5.96
         2010                                           163           11.48           1,866              3.18             5.56

----------
     (i) Previously known as VIP Mutual Global Discovery Securities
     (j) Previously known as VIP Mutual Shares Securities
     (k) Previously known as VIP Small Cap Value Securities
     (l) Previously known as VIP Small-Mid Cap Growth Securities
     (m) Previously known as VIP Strategic Income Securities
     (n) Previously known as VIP U.S. Government

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Franklin Templeton Investments Fund
   Sub-Accounts (continued):
      Templeton Global Bond VIP Fund Class 1 (o)
         2014                                         1,358   $       16.47   $      22,358              4.86%            2.12%
         2013                                         1,504           16.12          24,246              4.71             1.89
         2012                                         1,391           15.82          22,027              3.34            15.31
         2011                                           396           13.72           5,437              5.74            -0.61
         2010                                           207           13.81           2,857              1.16            14.71

Investments in the
   Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset Allocation
         2014                                        10,261           13.08         134,215              1.21             4.74
         2013                                         9,419           12.49         117,622              1.44            18.53
         2012                                         7,267           10.54          76,564              1.61            14.46
         2011                                         4,822            9.21          44,387              1.35            -4.85
         2010                                         2,581            9.67          24,973              0.49            15.58
      Balanced ETF Asset Allocation
         2014                                        15,386           13.32         204,897              1.49             4.79
         2013                                        13,410           12.71         170,416              2.22            12.19
         2012                                         5,981           11.33          67,755              1.94            11.00
         2011                                         4,365           10.21          44,544              1.31            -0.56
         2010                                         3,258           10.26          33,442              0.81            11.85
      Conservative ETF Asset Allocation
         2014                                         2,919           12.48          36,432              1.47             3.10
         2013                                         2,109           12.11          25,529              1.72             2.77
         2012                                         1,579           11.78          18,602              1.86             5.48
         2011                                         1,015           11.17          11,338              1.17             3.42
         2010                                         1,082           10.80          11,684              1.84             6.67
      Growth ETF Asset Allocation
         2014                                        16,875           13.31         224,626              1.29             4.85
         2013                                        15,604           12.70         198,116              1.53            16.78
         2012                                        12,593           10.87         136,908              1.76            13.24
         2011                                         8,616            9.60          82,711              1.41            -3.50
         2010                                         5,683            9.95          56,537              0.56            14.19
      Income & Growth ETF Asset Allocation
         2014                                         5,461           12.89          70,414              1.66             3.63
         2013                                         3,991           12.44          49,659              1.94             7.58
         2012                                         3,041           11.56          35,174              2.08             8.18
         2011                                         2,160           10.69          23,096              1.29             1.37
         2010                                         1,196           10.55          12,612              0.94             9.04

----------
     (o) Previously known as VIP Global Income Securities

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Invesco Funds
   Sub-Accounts:
      Invesco V. I. American Value
         2014                                           250   $       18.07   $       4,514              0.48%            9.75%
         2013                                           228           16.47           3,759              0.72            34.27
         2012                                           192           12.26           2,359              0.80            17.31
         2011                                           138           10.46           1,441              0.80             0.92
         2010                                           272            9.84           2,679              0.09            12.51
      Invesco V. I. Government Securities
         2014                                             -           11.10               -              3.21             4.14
         2013                                             -           10.66               -              3.57            -2.62
         2012                                             8           10.95              87              3.39             2.48
         2011                                            37           10.68             397              0.00             6.84
      Invesco V. I Growth and Income Fund - Series I
         2014                                           595           16.34           9,722              1.76            10.28
         2013                                         1,180           14.82          17,481              1.54            34.08
         2012                                           985           11.05          10,886              1.59            14.63
         2011                                           642            9.64           6,191              1.34            -2.01
         2010                                           272            9.84           2,679              0.09            12.51

Investments in the
   Janus Aspen Series
   Sub-Accounts:
      Balanced
         2014                                           663           17.12          11,350              1.82             8.51
         2013                                           773           15.78          12,195              1.31            20.15
         2012                                         1,029           13.13          13,515              3.20            13.62
         2011                                           848           11.56           9,804              2.51             1.64
         2010                                           618           11.37           7,023              3.27             8.39
      Enterprise
         2014                                           744           17.44          12,973              0.12            12.52
         2013                                         1,039           15.50          16,101              0.52            32.38
         2012                                           867           11.71          10,148              0.00            17.29
         2011                                           633            9.98           6,322              0.00            -1.42
         2010                                           377           10.13           3,821              0.00            25.85
      Flexible Bond
         2014                                         1,084           15.29          16,580              3.51             4.94
         2013                                         1,063           14.57          15,492              2.45            -0.14
         2012                                         1,100           14.59          16,064              3.26             8.34
         2011                                           231           13.47           3,116              4.48             6.74
         2010                                           126           12.62           1,591              3.73             7.97
      Forty Portfolio
         2014                                           190           14.07           2,675              0.15             8.73
         2013                                           180           12.94           2,327              0.70            31.23
         2012                                           150            9.86           1,468              0.76            24.16
         2011                                           122            7.94             967              0.40            -6.69
         2010                                            29            8.51             246              0.36             6.75

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Janus Aspen Series
   Sub-Accounts (continued):
      Global Technology
         2014                                           469   $       19.05   $       8,924              0.00%            9.64%
         2013                                           671           17.37          11,654              0.00            35.76
         2012                                           586           12.80           7,499              0.00            19.60
         2011                                           612           10.70           6,547              0.00            -8.68
         2010                                           306           11.72           3,589              0.00            24.83
      Mid Cap Value
         2014                                           267           16.33           4,362              1.08             8.77
         2013                                           366           15.01           5,497              1.32            26.09
         2012                                           270           11.91           3,216              1.10            11.14
         2011                                           137           10.71           1,464              0.96            -2.64
         2010                                            47           11.01             517              0.87            15.66
      Overseas
         2014                                         1,972            8.19          16,152              2.77           -11.87
         2013                                         2,727            9.30          25,353              3.09            14.56
         2012                                         2,350            8.11          19,068              0.72            13.47
         2011                                         1,821            7.15          13,024              0.46           -32.17
         2010                                         1,155           10.54          12,179              0.68            25.31

Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Capital Income
         2014                                           809           11.11           8,995              1.93             8.20
         2013                                           728           10.27           7,481              2.39            13.17
         2012                                           752            9.08           6,824              1.26            12.34
         2011                                           632            8.08           5,102              1.83             0.72
         2010                                           385            8.02           3,086              0.38            12.91
      Oppenheimer Core Bond
         2014                                           328            9.52           3,118              5.04             7.27
         2013                                           282            8.87           2,504              4.77            -0.10
         2012                                           232            8.88           2,060              5.08            10.29
         2011                                           194            8.05           1,560              4.29             8.27
         2010                                            85            7.44             634              1.99            11.41
      Oppenheimer Global
         2014                                           414           14.65           6,066              1.13             2.29
         2013                                           394           14.32           5,640              1.30            27.31
         2012                                           320           11.25           3,599              1.97            21.26
         2011                                           216            9.28           2,003              1.14            -8.29
         2010                                           139           10.11           1,401              0.68            15.96

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   Oppenheimer Variable Account Funds
   Sub-Accounts (continued):
      Oppenheimer Equity Income
         2014                                           402   $       17.79   $       7,146              1.35%           11.08%
         2013                                           618           16.02           9,907              1.41            28.93
         2012                                           640           12.42           7,956              1.31            16.08
         2011                                           466           10.70           4,988              0.94            -4.93
         2010                                           397           11.26           4,463              0.58            18.85
      Oppenheimer Global Strategic Income
         2014                                           321           13.36           4,284              4.29             2.84
         2013                                           310           12.99           4,024              5.23            -0.13
         2012                                           306           13.01           3,978              4.52            13.53
         2011                                           118           11.46           1,350              2.46             0.85
         2010                                            67           11.36             771              4.08            14.97
      Oppenheimer Main Street Small Cap
         2014                                           928           20.02          18,577              0.84            11.93
         2013                                         1,324           17.89          23,688              0.91            41.01
         2012                                         1,279           12.69          16,220              0.59            17.99
         2011                                         1,104           10.75          11,865              0.59            -2.21
         2010                                           538           10.99           5,910              0.56            23.41

Investments in the
   Panorama Series Fund, Inc.
   Sub-Account:
      Oppenheimer International Growth
         2014                                         1,763           12.62          22,248              1.18            -7.22
         2013                                         1,577           13.60          21,457              1.31            25.87
         2012                                         1,499           10.81          16,200              1.44            22.22
         2011                                         1,524            8.84          13,474              0.95            -7.16
         2010                                           993            9.52           9,453              1.11            14.76

Investments in the
   The Alger Portfolios
   Sub-Accounts:
      Alger Balanced Class I-2
         2014                                           103           13.59           1,399              2.01             9.43
         2013                                           103           12.42           1,280              1.11            15.28
         2012                                           117           10.78           1,269              0.72             6.23
         2011                                           123           10.14           1,250              0.83             0.03
         2010                                           199           10.14           2,021              3.09            10.33

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          Total Accumulator Policies
                                              --------------------------------------------------------------------------------
                                                                                                    For the year ended
                                                             At December 31,                            December 31,
                                              ---------------------------------------------   --------------------------------
                                                                                                Investment
                                               Accumulation    Accumulation                       Income             Total
                                                  Units         Unit Value     Net Assets         Ratio*            Return**
                                              -------------   -------------   -------------   ---------------    -------------
Investments in the
   The Alger Portfolios
   Sub-Accounts (continued):
      Alger Capital Appreciation Class I-2
         2014                                           732   $       19.09   $      13,970              0.09%           13.75%
         2013                                           962           16.78          16,141              0.37            35.19
         2012                                           695           12.42           8,629              1.11            18.30
         2011                                           463           10.50           4,859              0.11            -0.30
         2010                                           229           10.53           2,413              0.37            14.03
      Alger Large Cap Growth Class I-2
         2014                                           448           16.01           7,164              0.16            10.99
         2013                                           404           14.42           5,826              0.79            35.08
         2012                                           336           10.68           3,589              1.19             9.87
         2011                                           491            9.72           4,772              1.00            -0.35
         2010                                           371            9.75           3,622              0.70            13.39
      Alger MidCap Growth Class I-2
         2014                                           744           13.62          10,131              0.00             8.01
         2013                                           662           12.61           8,349              0.33            35.84
         2012                                           568            9.28           5,275              0.00            16.21
         2011                                           913            7.99           7,292              0.33            -8.27
         2010                                           234            8.71           2,039              0.00            19.38

Investments in the
   The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Morgan Stanley UIF Emerging Markets Class I
         2014                                         1,309            8.64          11,305              0.41            -4.49
         2013                                         1,221            9.04          11,042              1.17            -1.02
         2012                                           959            9.14           8,763              0.00            19.95
         2011                                           750            7.62           5,714              0.40           -18.22
         2010                                           438            9.31           4,082              0.57            19.02
      Morgan Stanley UIF Growth Class I
         2014                                           118           18.65           2,198              0.00             6.36
         2013                                           102           17.54           1,791              0.44            48.07
         2012                                            93           11.84           1,100              0.00            14.38
         2011                                            60           10.36             622              0.11            -2.80
         2010                                            28           10.65             295              0.12            22.86

                                     PART C

                               OTHER INFORMATION


Item 26.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)  Not  Applicable

(c)  (i)  Form  of  Principal  Underwriting  Agreement.  /2

     (ii) Form  of  Selling  Agreement.  /2

     (iii) Form of Schedule of Sales Commissions. /2

(d) Form of Contract for the Consultant Protector Flexible Premium Variable Universal Life Policy. /1

(e) Form of Application for the Consultant Protector Flexible Premium Variable Universal Life Policy /1

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc./1

     (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated./1

     (3) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation./1

     (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation./1

     (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York./1

     (6) Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc. /1

     (7) Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC./1

     (8) Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company./1

     (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust./1

     (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

     (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York./1

     (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York. /1

     (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York. /1

     (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc./1

     (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York./1

     (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

     (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York. /1

     (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc./1

     (21) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York./6

(i)  Not Applicable

(j)  Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

     (l)  Actuarial Opinion and Consent. /2

(m)  Sample Calculation. /2

(n)  Other Consents:

     (1) Consent of Independent Registered Public Accounting Firm (filed herewith)

(o)  Not Applicable

(p)  Not Applicable

(q)  Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /1

(r)  Table of Surrender Charge Factors and Percentages. /2

(99)(a) Powers of Attorney for Marcia D. Alazraki, Wilford J. Kavanaugh, Samuel
     H. Pilch, John R. Raben, Jr., and Phyllis Hill Slater. /7

(99)(b) Powers of Attorney for Mario Imbarrato, Harry R. Miller, and Matthew E. Winter (filed herewith)

/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated June 30, 2003.

/3 Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-100934) dated April 21, 2004.

/4 Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-100934) dated April 20, 2005.

/5 Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100934) dated April 19, 2007.

/6 Previously filed in Post-Effective Amendment No. 6 to this Registration Statement (File No. 333-100934) dated April 30, 2009.

/7 Previously filed in POst-Effective Amendment No. 11 to the Registration Statement (File No. 333-100934) dated April 15, 2013.




Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                 POSITION AND OFFICE WITH
BUSINESS ADDRESS*                  DEPOSITOR OF THE ACCOUNT

MATTHEW E. WINTER                  DIRECTOR, CHAIRMAN OF THE BOARD,
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
MARCIA D. ALAZRAKI                 DIRECTOR
ANGELA K. FONTANA                  DIRECTOR, VICE PRESIDENT, GENERAL COUNSEL
                                   AND SECRETARY
MARIO IMBARRATO                    DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL
                                   OFFICER
WILFORD J. KAVANAUGH               DIRECTOR AND SENIOR VICE PRESIDENT
HARRY R. MILLER                    DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF RISK
                                   OFFICER
SAMUEL H. PILCH                    DIRECTOR, SENIOR GROUP VICE PRESIDENT AND CONTROLLER
JOHN R. RABEN, JR.                 DIRECTOR
PHYLLIS HILL SLATER                DIRECTOR
ROBERT W. BIRMEN                   CHIEF ADMINISTRATIVE OFFICER
JUDITH P. GREFFIN                  EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
D. SCOTT HARPER                    SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
JESSE E. MERTEN                    SENIOR VICE PRESIDENT AND TREASURER
P. KELLY NOLL                      SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
P. JOHN RUGEL                      SENIOR VICE PRESIDENT
ERROL CRAMER                       VICE PRESIDENT
RANDAL DECOURSEY                   VICE PRESIDENT
ATIF J. IJAZ                       VICE PRESIDENT
STEPHANIE D. NEELY                 VICE PRESIDENT AND ASSISTANT TREASURER
MARK Q. PRINDIVILLE                VICE PRESIDENT AND INVESTMENT RISK MANAGER
STEVEN J. RUESCHHOFF               VICE PRESIDENT
DEAN M. WAY                        VICE PRESIDENT AND ILLUSTRATION ACTUARY
JOHN BUCHANAN                      ASSISTANT SECRETARY
DANIEL G. GORDON                   ASSISTANT SECRETARY
ELLIOT A. STULTZ                   ASSISTANT SECRETARY
LISETTE S. WILLEMSEN               ASSISTANT SECRETARY
FRANK R. FIARITO                   ASSISTANT TREASURER
THOMAS H. HELSDINGEN               ASSISTANT TREASURER
RAYMOND P. THOMAS                  ASSISTANT TREASURER
TRACY M. KIRCHHOFF                 CHIEF COMPLIANCE OFFICER
THERESA M. RESNICK                 APPOINTED ACTUARY

* The principal business address of Ms. Alazraki is 7 Times Square, New York, New York, 10036. The principal business address of Mr. Raben is 20 Linwood Avenue, Riverside, Connecticut 06878. The principal business address of Ms. Slater is 14 Bond Street, Suite 410, Great Neck,
    Long Island, New York, 11021. The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.



Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 19, 2015.


Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of Allstate Distributors, LLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS

Allstate Distributors, LLC, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

Allstate Life Insurance Company of New York does not pay ADLLC any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ADLLC also serves as distributor for the Allstate Life Insurance Company of New York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ADLLC serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ADLLC and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.


Name                          Position with Distributor

WILFORD J. KAVANAUGH           MANAGER,  CHAIRMAN OF THE BOARD AND PRESIDENT
ANGELA K. FONTANA              MANAGER AND ASSISTANT SECRETARY
MARIO IMBARRATO                MANAGER
P. JOHN RUGEL                  MANAGER
D. SCOTT HARPER                SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
P. KELLY NOLL                  SENIOR VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARIO RIZZO                    SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
MARIAN GOLL                    VICE PRESIDENT AND TREASURER
ALLEN R. REED                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
DANA GOLDSTEIN                 CHIEF COMPLIANCE OFFICER
STEPHANIE D. NEELY             VICE PRESIDENT AND ASSISTANT TREASURER
DANIEL G. GORDON               ASSISTANT SECRETARY
LISETTE S. WILLEMSEN           ASSISTANT SECRETARY


Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 878 Veteran's Memorial Highway, Suite 400, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, Allstate Distributors, LLC is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES

None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.



                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of April 17, 2015.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

                                  (REGISTRANT)



                BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                                  (DEPOSITOR)



                           By: /s/ ANGELA K. FONTANA
                           --------------------------
                             Angela K. Fontana
                 Vice President, General Counsel and Secretary


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the day of April 17, 2015.


*/MATTHEW E. WINTER                           Director, Chairman of the Board, President and
-----------------                             Chief Executive Officer (Principal Executive Officer)
Matthew E. Winter


*/MARCIA D. ALAZRAKI                          Director
--------------------
Marcia D. Alazraki


/s/ANGELA K. FONTANA                          Director, Vice President, General Counsel
---------------------------                   and Secretary
Angela K. Fontana

*/MARIO IMBARRATO                             Director, Vice President and Chief Financial
------------------                            Officer (Principal Financial Officer)
Mario Imbarrato


*/WILFORD J. KAVANAUGH                        Director and Senior Vice President
-----------------------
Wilford J. Kavanaugh


*/HARRY R. MILLER                             Director, Senior Vice President and Chief
-----------------------                       Risk Officer
Harry R. Miller


*/SAMUEL H. PILCH                             Director, Controller and Senior Group Vice
------------------                            President (Principal Accounting Officer)
Samuel H. Pilch


*/JOHN R. RABEN, JR.                          Director
--------------------
John R. Raben, Jr.


*/PHYLLIS HILL SLATER                         Director
---------------------
Phyllis Hill Slater


*/ By Angela K. Fontana, pursuant to Power of Attorney, filed herewith or previously filed.






                                  EXHIBIT INDEX

Exhibit No.                 Description

 (26)(n)(1)                 Consent of Independent Registered Public Accounting Firm
 (99)(b)                    Powers of Attorney for Mario Imbarrato, Harry R. Miller, and
                            Matthew E. Winter.
